UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04323

Natixis Funds Trust I

(Exact name of Registrant as specified in charter)

399 Boylston Street, Boston, Massachusetts 02116

(Address of principal executive offices) (Zip code)

Coleen Downs Dinneen, Esq. NGAM Distribution, L.P. 399 Boylston Street Boston, Massachusetts 02116

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 449-2810

Date of fiscal year end: September 30

Date of reporting period: September 30, 2012

Item 1. Reports to Stockholders.

The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

ANNUAL REPORT

September 30, 2012

Loomis Sayles Core Plus Bond Fund

Loomis Sayles High Income Fund

Loomis Sayles International Bond Fund

Loomis Sayles Limited Term Government

and Agency Fund

Portfolio Review page 1

Portfolio of Investments page 26

Financial Statements page  63

Notes to Financial Statements page 77

LOOMIS SAYLES CORE PLUS BOND FUND

Management Discussion

Managers:

Peter W. Palfrey, CFA

Richard G. Raczkowski

Loomis, Sayles & Company, L.P.

Objective:

Seeks high total investment return through a combination of current income and capital appreciation

Strategy:

Invests at least 80% of its net assets in bonds

Symbols:

Class A	NEFRX
Class B	NERBX
Class C	NECRX
Class Y	NERYX

Market Conditions

U.S. economic data showed signs of improvement during the first half of the 12-month period ended September 30, 2012, but it began to deteriorate in the second half. The U.S. Commerce Department revised the second quarter 2012 economic growth rate lower, and employment numbers remained weak. U.S. Treasury yields fell to record lows, as volatility persisted during the period, reflecting concerns about the ongoing sovereign debt crisis in Europe and the global economic slowdown.

Quantitative easing, a central bank tool for buying long-term debt in an effort to keep borrowing rates low and a major theme during the period, helped buoy the financial markets intermittently. In December 2011, the European Central Bank (ECB) implemented its long term refinancing operation, a program to provide additional liquidity to the euro zone. Midway through 2012, the Federal Reserve (the Fed) extended Operation Twist, another buying program aimed at lowering rates to stimulate the economy, through the remainder of the year. Late in the period, the ECB launched an additional sovereign debt-buying program, and the Fed announced its third round of quantitative easing.

Performance Results

For the 12-months ended September 30, 2012, Class A shares of Loomis Sayles Core Plus Bond Fund returned 12.18% at net asset value. The fund outperformed its benchmark, the Barclays U.S. Aggregate Bond Index, which returned 5.16% for the period. The fund outperformed the 7.70% average return of funds in its peer group, the Morningstar Intermediate-Term Bond category.

Explanation of Fund Performance

An overweight in investment-grade credit, with a bias toward lower-quality securities, was the largest contributor to relative performance for the year. Certain out-of-benchmark allocations also benefited results. Specifically, positions in high-yield securities, with a

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focus on higher-quality securities within the universe and short- and intermediate-maturity cyclical issues, performed well. Additionally, securities denominated in the Mexican peso and the euro contributed positively. We maintained an overweight position in commercial mortgage-backed securities (CMBS), with a focus on older, higher-quality super-senior securities, which proved additive to relative returns. We maintained an underweight position in mortgage-backed securities, focusing on higher-coupon issues to capture incremental yield. Strong security selection within this sector also contributed favorably to performance.

Despite an overall underweight position in Treasuries, the fund was overweight in 10- and 30-year Treasury bonds. This yield curve positioning (a curve that shows the relationship among bond yields across the maturity spectrum) and the fund’s longer duration (price sensitivity to interest rate changes) aided results relative to the benchmark, as rates generally fell and the yield curve flattened during the period.

A small allocation to emerging market Yankee corporate bonds (foreign bonds issued in U.S. dollars) modestly detracted from performance relative to the benchmark.

Outlook

Looking ahead, we expect slow growth and contained inflation in the U.S. and significant volatility, weak growth and a modest recession in Europe. Higher-growth economies in Asia and the Middle East should continue to expand but at a slower pace.

In this environment, we believe U.S. interest rates should remain at or near historical lows. As such, we expect to maintain a duration near or longer than that of the benchmark. We will seek to maintain our yield advantage through investments in credit and CMBS. Exposure to long-term U.S. Treasury securities should help offset volatility from riskier sectors.

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LOOMIS SAYLES CORE PLUS BOND FUND

Investment Results through September 30, 2012

Growth of $10,000 Investment in Class A Shares4

September 30, 2002 through September 30, 2012

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Average Annual Total Returns — September 30, 20124

	1 Year	5 Years	10 Years

Class A (Inception 11/7/73)
NAV	12.18%	9.27%	7.39%
With 4.50% Maximum Sales Charge	7.12	8.27	6.90

Class B (Inception 9/13/93)
NAV	11.38	8.47	6.59
With CDSC[1]	6.38	8.18	6.59

Class C (Inception 12/30/94)
NAV	11.46	8.47	6.60
With CDSC[1]	10.46	8.47	6.60

Class Y (Inception 12/30/94)
NAV	12.54	9.55	7.70

Comparative Performance
Barclays U.S. Aggregate Bond Index[2]	5.16	6.53	5.32
Morningstar Intermediate-Term Bond Fund Average[3]	7.70	6.30	5.22

Past performance does not guarantee future results. The chart and table do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses.

NOTES TO CHARTS

1	Performance for Class B shares assumes a maximum 5% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

2	Barclays U.S. Aggregate Bond Index is an unmanaged index that covers the U.S.-dollar denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed securities, asset-backed securities, and collateralized mortgage-backed securities sectors.

3	Morningstar Intermediate-Term Bond Fund Average is the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

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LOOMIS SAYLES HIGH INCOME FUND

Management Discussion

Managers:

Matthew J. Eagan, CFA

Kathleen C. Gaffney, CFA*

Elaine M. Stokes

Loomis, Sayles & Company, L.P.

Objective:

Seeks high current income plus the opportunity for capital appreciation to produce a high total return

Strategy:

Invests at least 65% of its net assets in below investment-grade fixed-income securities

Symbols:

Class A	NEFHX
Class B	NEHBX
Class C	NEHCX
Class Y	NEHYX

*	Effective October 22, 2012, Kathleen Gaffney no longer serves as a portfolio manager of the fund.

Market Conditions

Central bank action was a primary driver of market performance during the 12-month period that ended September 30, 2012. Market conditions began to improve in the last month of 2011, and the rally continued into 2012. New programs from the Federal Reserve (the Fed) and the European Central Bank (ECB) indicated the institutions remain committed to supporting economic recovery. The Fed’s third round of quantitative easing, a program for buying long-term mortgage debt in an effort to keep borrowing rates low, and the ECB’s sovereign debt-purchase program, designed to stabilize the euro, helped encourage investors and drove most financial markets higher. Aside from the second quarter of 2012, investors were generally rewarded for taking risk during the period and lower-rated credits saw big gains.

Performance Results

For the 12 months ended September 30, 2012, Class A shares of Loomis Sayles High Income Fund returned 20.90% at net asset value. The fund outperformed its benchmark, the Barclays U.S. Corporate High-Yield Bond Index, which returned 19.37% for the period. The fund outperformed the average return of funds in its peer group, the Morningstar High Yield Bond category, which was 17.59%.

Explanation of Fund Performance

Financial market performance was largely positive for the period. Traditionally riskier asset classes benefited from the central bank actions supporting the economic recovery. High-yield securities posted outsized gains as money poured into the sector and default rates stayed well under their long-term averages. Security selection was the primary driver of the fund’s outperformance for the period, particularly within the high-yield industrial sector. Securities in the home construction industry were also key outperformers, as historically low rates helped bring the housing market off its lows. Below-investment-grade utility and financial names added to returns, as investors were rewarded for taking on

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additional risk. In addition, a small exposure to common and preferred stock was a large contributor to gains, while out-of-benchmark allocations to mortgage-backed securities and commercial mortgage-backed securities aided performance.

Non-U.S.-dollar-denominated holdings detracted from relative performance during the period, with positions in the Canadian dollar, euro and South Korean won weighing the most heavily on performance. In addition, poor performance from specific technology holdings hurt overall returns, while holding small positions in cash and cash equivalents lagged, as the market generally favored risk over perceived safety during the period.

Outlook

Unprecedented monetary support in both the United States and Europe continues to largely dictate market sentiment and flows, while preserving low interest rates. Investor desire for yield in this environment will most likely support sustained demand in the corporate arena. Fundamental credit quality in the corporate sector remains a source of confidence for investors. However, if economic conditions continue to deteriorate globally, the challenge of investing in stable to improving companies will become more challenging.

The upcoming U.S. elections, pending “fiscal cliff” and increasingly weakening economic conditions in Europe, China and the United States are all situations that could potentially provide market volatility and opportunities. We consider recent positive developments in the U.S. housing market along with the Federal Reserve’s latest purchase program in the mortgage market to be sources of good news on the economic front and view the sectors as continuing opportunities. Our strategy of populating the fund with individual specific-risks ideas remains an important theme, as do the concepts of yield advantage and investing with a long-term horizon in mind. Macroeconomic developments continue to dominate the headlines and market flows, but our belief that owning quality companies based on fundamentals continues to serve us well and will drive our investment process through the rest of this calendar year.

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LOOMIS SAYLES HIGH INCOME FUND

Investment Results through September 30, 2012

Growth of a $10,000 Investment in Class A Shares4

September 30, 2002 through September 30, 2012

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Average Annual Total Returns — September 30, 20124

	1 Year	5 Years	10 Years	Since Class Y Inception

Class A (Inception 2/22/84)
NAV	20.90%	7.16%	10.20%	—
With 4.50% Maximum Sales Charge	15.46	6.18	9.70	—

Class B (Inception 9/20/93)
NAV	19.93	6.32	9.37	—
With CDSC[1]	14.93	6.04	9.37	—

Class C (Inception 3/2/98)
NAV	19.96	6.40	9.39	—
With CDSC[1]	18.96	6.40	9.39	—

Class Y (Inception 2/29/08)
NAV	20.93	—	—	8.51

Comparative Performance
Barclays U.S. Corporate High-Yield Bond Index[2]	19.37	9.34	10.98	11.20
Morningstar High Yield Bond Fund Average[3]	17.59	7.06	9.21	8.81

Past performance does not guarantee future results. The chart and table do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses.

NOTES TO CHARTS

1	Performance for Class B shares assumes a maximum 5% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

2	Barclays U.S. Corporate High-Yield Bond Index is an unmanaged index that covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

3	Morningstar High Yield Bond Fund Average is the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

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LOOMIS SAYLES INTERNATIONAL BOND FUND

Management Discussion

Managers:

Kenneth M. Buntrock, CFA, CIC

David W. Rolley, CFA

Lynda L. Schweitzer, CFA

Loomis, Sayles & Company, L.P.

Objective:

Seeks high total return through a combination of high current income and capital appreciation

Strategy:

Invests at least 80% of its net assets in fixed-income securities located outside the U.S.

Symbols:

Class A	LSIAX
Class C	LSICX
Class Y	LSIYX

Market Conditions

U.S. economic data showed signs of improvement during the first half of the 12-month period ended September 30, 2012, but it began to deteriorate in the second half. U.S. Treasury yields fell to record lows, as volatility persisted during the period, reflecting concerns about the ongoing sovereign debt crisis in Europe and the global economic slowdown.

Against this backdrop, global bond markets delivered strong total returns during the period, supported by central bank measures aimed at promoting global economic growth. Quantitative easing, a central bank tool for buying long-term debt in an effort to keep borrowing rates low and a major theme during the 12-month period, helped buoy the financial markets intermittently. In December 2011, the European Central Bank (ECB) implemented a program to provide additional liquidity to the euro zone. Midway through 2012, the Federal Reserve (the Fed) extended Operation Twist, a stimulus plan in which the Fed is buying long-term securities and selling the same dollar amount of short-term securities, through the remainder of the year. Late in the period, the ECB launched an additional sovereign bond-buying program, and the Fed announced its third round of quantitative easing, in which it will purchase $40 billion per month of agency mortgage-backed securities with no specified end date.

Performance Results

For the 12 months ended September 30, 2012, Class A shares of Loomis Sayles International Bond Fund returned 8.42% at net asset value. The fund outperformed its benchmark, the Barclays Global Aggregate, ex-USD Bond Index, which returned 4.80% for the period. The fund outperformed the 7.44% average return of funds in its peer group, the Morningstar World Bond category.

Explanation of Fund Performance

An overweight position in corporate bonds and security selection within this sector helped drive the fund’s outperformance relative to the index. Our preference

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for lower-quality corporate and emerging market bonds over euro-area corporates and government bonds proved favorable, as did selections in banking, basic industry, consumer goods and emerging market sovereign bonds. From a currency perspective, an underweight position in the euro and corresponding overweight positions in emerging market and peripheral currencies aided the fund’s relative outperformance. Specifically, the fund’s holdings in the Canadian dollar, Colombian peso, Mexican peso, New Zealand dollar, Norwegian krone, Singaporean dollar and South Korean won added to returns. Country allocation was an additional source of outperformance, as an underweight position in Japan and overweight positions in Mexico and the United Kingdom generated favorable results.

On the downside, an underweight in securitized bonds had a negative effect on relative performance, as the asset class delivered attractive returns during the period. Nevertheless, our preference for corporates more than made up for the negative relative results in securitized bonds.

To better align the currency exposure of specific holdings, forward foreign currency contracts were traded during the period. The foreign currency contracts are utilized as a part of the fixed income currency strategy including contracts to hedge certain currency exposure and others to obtain exposure to preferred currencies over the period. During this period, the use of foreign currency contracts had a positive impact on excess return.

Outlook

The euro zone remains in recession, growth in China has slowed and global manufacturing remains soft. U.S. growth has been the most stable, at approximately 2%, but the positive influences from housing and energy have been offset by renewed consumer and business caution tied to the election and looming “fiscal cliff” of federal tax hikes and spending cuts.

Against this backdrop, the fund remains somewhat more defensive than normal, as we have reduced corporate credit exposure. We see little value in extending maturities in Treasuries, but we expect Treasury yields to remain largely range-bound through the end of the year. In terms of the fund’s currency exposure, we favor growing economies with well-managed central government finances, including Canada, Singapore, South Korea, Mexico, Norway and Uruguay. Among the commodity-exposed currencies, we prefer Norway and Canada to others, because traditionally they have had less sensitivity to growth in China. Also, given the current global environment, we prefer commodity-linked currencies with correlation to oil rather than those with correlation to metals. Ultimately, we believe a recovery of risk appetites in corporate investment policy committees is key to self-sustaining global economic growth. This still seems some distance away, given the weak current macroeconomic trends and the significant political uncertainties facing investors during the remainder of this year.

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LOOMIS SAYLES INTERNATIONAL BOND FUND

Investment Results through September 30, 2012

Growth of $10,000 Investment in Class A Shares4

February 1, 2008 (inception) through September 30, 2012

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Average Annual Total Returns — September 30, 20124

	1 Year	Since Inception

Class A (Inception 2/1/08)
NAV	8.42%	6.46%
With 4.50% Maximum Sales Charge	3.58	5.42

Class C (Inception 2/1/08)
NAV	7.64	5.64
With CDSC[1]	6.69	5.64

Class Y (Inception 2/1/08)
NAV	8.68	6.71

Comparative Performance
Barclays Global Aggregate ex-USD Bond Index[2]	4.80	4.91
Morningstar World Bond Fund Average[3]	7.44	5.50

Past performance does not guarantee future results. The chart and table do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses.

NOTES TO CHARTS

1	Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

2	Barclays Global Aggregate ex-USD Bond Index is an unmanaged index that provides a broad-based measure of the international investment-grade fixed-rate debt markets.

3	Morningstar World Bond Fund Average is the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

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LOOMIS SAYLES LIMITED TERM GOVERNMENT AND AGENCY FUND

Management Discussion

Managers:*

Christopher T. Harms

Kurt Wagner

John Hyll

Clifton V. Rowe, CFA

Loomis, Sayles & Company, L.P.

Objective:

Seeks a high current return consistent with preservation of capital

Strategy:

Invests at least 80% of its net assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities

Symbols:

Class A	NEFLX
Class B	NELBX
Class C	NECLX
Class Y	NELYX

*	Effective April 23, 2012, John Hyll no longer serves as a portfolio manager of the fund. Christopher T. Harms and Kurt Wagner have joined Mr. Rowe as co-managers of the fund.

Market Conditions

Market sentiment changed as investors shifted between having an appetite for risk and risk aversion during the 12-month period ended September 30, 2012. The shift was primarily driven by investor responses to mixed economic data and government responses to the ongoing global debt crises. Central banks around the world lowered borrowing rates and introduced policies intended to buoy sluggish economies. In the United States, the Federal Reserve (the Fed) extended its Operation Twist program, in which it sold shorter-maturity Treasuries and purchased longer-maturity Treasuries. The Fed announced a third round of quantitative easing in mid-September, which triggered a short-lived rally among riskier assets. The latest easing policy has the Fed purchasing agency mortgage-backed securities (MBS) at a pace of $40 billion per month, with no specified end date. MBS prices rallied following the announcement.

Performance Results

For the 12-months ended September 30, 2012, Class A shares of Loomis Sayles Limited Term Government and Agency Fund returned 3.94% at net asset value. The fund outperformed its benchmark, the Barclays U.S. 1-5 Year Government Bond Index, which returned 1.33% for the period. The fund outperformed the 1.37% average return of funds in its peer group, the Morningstar Short Government category.

Explanation of Fund Performance

Allocations to commercial mortgage-backed securities (CMBS) and MBS, along with strong relative sector weights, were the primary drivers of the fund’s outperformance. The fund’s CMBS positions produced superior returns relative to higher-quality assets such as Treasuries, as spreads (the yield difference between non-Treasury securities and comparable-maturity Treasuries) among CMBS tightened throughout the period. Agency MBS also provided a significant contribution to relative performance. Similar to CMBS,

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MBS spreads tightened throughout the period. In addition, an underweight position in Treasuries aided relative performance, as Treasuries generally underperformed riskier assets during the period.

The fund maintained an underweight position in U.S. agency securities, which detracted from performance. Security selection among agency securities also weighed on the fund’s relative returns.

Outlook

The Fed recently committed to maintaining its current interest rate policy well into 2015 and potentially beyond. Therefore, we expect interest rate volatility to remain relatively low and think rates will be fairly stable before gradually rising. This type of environment should benefit mortgage securities. Our analysis continues to suggest attractive upside potential and solid credit protection for non-agency securitized assets.

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LOOMIS SAYLES LIMITED TERM GOVERNMENT AND AGENCY FUND

Investment Results through September 30, 2012

Growth of a $10,000 Investment in Class A Shares4

September 30, 2002 through September 30, 2012

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Average Annual Total Returns — September 30, 20124

	1 Year	5 Years	10 Years

Class A (Inception 1/3/89)
NAV	3.94%	4.98%	3.76%
With 3.00% Maximum Sales Charge	0.80	4.34	3.45

Class B (Inception 9/27/93)
NAV	3.17	4.20	3.00
With CDSC[1]	-1.83	3.86	3.00

Class C (Inception 12/30/94)
NAV	3.17	4.22	3.01
With CDSC[1]	2.17	4.22	3.01

Class Y (Inception 3/31/94)
NAV	4.19	5.25	4.02

Comparative Performance
Barclays U.S. 1-5 Year Government Bond Index[2]	1.33	3.95	3.48
Morningstar Short Government Fund Average[3]	1.37	3.22	2.81

Past performance does not guarantee future results. The chart and table do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses.

NOTES TO CHARTS

1	Performance for Class B shares assumes a maximum 5% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

2	Barclays U.S. 1-5 Year Government Bond Index is an unmanaged index that includes U.S. Treasury and agency securities with remaining maturities of one to five years.

3	Morningstar Short Government Fund Average is the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

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ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the funds are actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

PROXY VOTING INFORMATION

A description of the funds’ proxy voting policies and procedures is available without charge, upon request, by calling Natixis Funds at 800-225-5478; on the funds’ website at ngam.natixis.com; and on the Securities and Exchange Commission’s (SEC’s) website at www.sec.gov. Information regarding how the funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2012 is available from the funds’ website and the SEC’s website.

QUARTERLY PORTFOLIO SCHEDULES

The funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

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UNDERSTANDING FUND EXPENSES

As a mutual fund shareholder, you incur different costs: transaction costs, including sales charges (loads) on purchases and contingent deferred sales charges on redemptions, and ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. Certain exemptions may apply. These costs are described in more detail in the funds’ prospectuses. The examples below are intended to help you understand the ongoing costs of investing in the funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table of each class of fund shares shows the actual account values and actual fund expenses you would have paid on a $1,000 investment in the fund from April 1, 2012 through September 30, 2012. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.60) and multiply the result by the number in the Expenses Paid During Period column as shown below for your class.

The second line in the table of each class of fund shares provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs such as sales charges. Therefore, the second line in the table of each fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

LOOMIS SAYLES CORE PLUS BOND FUND	BEGINNING ACCOUNT VALUE 4/1/2012	ENDING ACCOUNT VALUE 9/30/2012	EXPENSES PAID DURING PERIOD* 4/1/2012 – 9/30/2012
Class A
Actual	$1,000.00	$1,067.90	$4.29
Hypothetical (5% return before expenses)	$1,000.00	$1,020.85	$4.19
Class B
Actual	$1,000.00	$1,063.50	$8.15
Hypothetical (5% return before expenses)	$1,000.00	$1,017.10	$7.97
Class C
Actual	$1,000.00	$1,064.80	$8.16
Hypothetical (5% return before expenses)	$1,000.00	$1,017.10	$7.97
Class Y
Actual	$1,000.00	$1,069.50	$3.00
Hypothetical (5% return before expenses)	$1,000.00	$1,022.10	$2.93

*	Expenses are equal to the Fund’s annualized expense ratio: 0.83%, 1.58%, 1.58% and 0.58% for Class A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the half-year period).

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LOOMIS SAYLES HIGH INCOME FUND	BEGINNING ACCOUNT VALUE 4/1/2012	ENDING ACCOUNT VALUE 9/30/2012	EXPENSES PAID DURING PERIOD* 4/1/2012 – 9/30/2012
Class A
Actual	$1,000.00	$1,065.20	$5.94
Hypothetical (5% return before expenses)	$1,000.00	$1,019.25	$5.81
Class B
Actual	$1,000.00	$1,058.50	$9.78
Hypothetical (5% return before expenses)	$1,000.00	$1,015.50	$9.57
Class C
Actual	$1,000.00	$1,061.10	$9.79
Hypothetical (5% return before expenses)	$1,000.00	$1,015.50	$9.57
Class Y
Actual	$1,000.00	$1,064.20	$4.64
Hypothetical (5% return before expenses)	$1,000.00	$1,020.50	$4.55

*	Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.15%, 1.90%, 1.90% and 0.90% for Class A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the half-year period).

LOOMIS SAYLES INTERNATIONAL BOND FUND	BEGINNING ACCOUNT VALUE 4/1/2012	ENDING ACCOUNT VALUE 9/30/2012	EXPENSES PAID DURING PERIOD* 4/1/2012 – 9/30/2012
Class A
Actual	$1,000.00	$1,044.80	$5.52
Hypothetical (5% return before expenses)	$1,000.00	$1,019.60	$5.45
Class C
Actual	$1,000.00	$1,040.90	$9.34
Hypothetical (5% return before expenses)	$1,000.00	$1,015.85	$9.22
Class Y
Actual	$1,000.00	$1,046.10	$4.25
Hypothetical (5% return before expenses)	$1,000.00	$1,020.85	$4.19

*	Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.08%, 1.83% and 0.83% for Class A, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the half-year period).

19  |

LOOMIS SAYLES LIMITED TERM GOVERNMENT AND AGENCY FUND	BEGINNING ACCOUNT VALUE 4/1/2012	ENDING ACCOUNT VALUE 9/30/2012	EXPENSES PAID DURING PERIOD* 4/1/2012 – 9/30/2012
Class A
Actual	$1,000.00	$1,020.40	$4.29
Hypothetical (5% return before expenses)	$1,000.00	$1,020.75	$4.29
Class B
Actual	$1,000.00	$1,017.40	$8.07
Hypothetical (5% return before expenses)	$1,000.00	$1,017.00	$8.07
Class C
Actual	$1,000.00	$1,016.50	$8.07
Hypothetical (5% return before expenses)	$1,000.00	$1,017.00	$8.07
Class Y
Actual	$1,000.00	$1,022.50	$3.03
Hypothetical (5% return before expenses)	$1,000.00	$1,022.00	$3.03

*	Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 0.85%, 1.60%, 1.60% and 0.60% for Class A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the half-year period).

|  20

BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENTS

The Board of Trustees of the Trusts, including the Independent Trustees, considers matters bearing on each Fund’s advisory agreement and, with respect to the Loomis Sayles Core Plus Bond Fund, its Advisory Administration Agreement (collectively, the “Agreements”) at most of its meetings throughout the year. Each year, usually in the spring, the Contract Review and Governance Committee of the Board meets to review the Agreements to determine whether to recommend that the full Board approve the continuation of the Agreements, typically for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements.

In connection with these meetings, the Trustees receive materials that the Funds’ investment adviser (the “Adviser”) believes to be reasonably necessary for the Trustees to evaluate the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Funds and the performance of peer groups of funds and the Funds’ performance benchmarks, (ii) information on the Funds’ advisory fees and other expenses, including information comparing the Funds’ expenses to the fees charged to institutional accounts with similar strategies managed by the Adviser and to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data in respect of the Funds, (iv) information about the profitability of the Agreements to the Adviser and (v) information obtained through the completion by the Adviser of a questionnaire distributed on behalf of the Trustees. The Board of Trustees, including the Independent Trustees, also consider other matters such as (i) the Adviser’s financial results and financial condition, (ii) each Fund’s investment objective and strategies and the size, education and experience of the Adviser’s investment staff and its use of technology, external research and trading cost measurement tools, (iii) arrangements in respect of the distribution of the Funds’ shares and the related costs, (iv) the procedures employed to determine the value of the Funds’ assets, (v) the allocation of the Funds’ brokerage, if any, including, if applicable, allocations to brokers affiliated with the Adviser and the use of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services, (vi) the resources devoted to, and the record of compliance with, the Funds’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (vii) information about amounts invested by the Funds’ portfolio managers in the Funds or in similar accounts that they manage and (viii) the general economic outlook with particular emphasis on the mutual fund industry. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from the Adviser.

In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Agreements, the Trustees receive materials in advance of each regular quarterly meeting of the Board of Trustees that provide detailed information about the Funds’ investment performance and the fees charged to the Funds for advisory and other services. This information generally includes, among other things, an internal performance rating for each Fund based on agreed-upon criteria, graphs

21  |

showing each Fund’s performance and fee differentials against each Fund’s peer group/category, performance ratings provided by a third-party, total return information for various periods, and third-party performance rankings for various periods comparing a Fund against similarly categorized funds. The portfolio management team for each Fund or other representatives of the Adviser make periodic presentations to the Contract Review and Governance Committee and/or the full Board of Trustees, and Funds identified as presenting possible performance concerns may be subject to more frequent board presentations and reviews. In addition, each quarter the Trustees are provided with detailed statistical information about each Fund’s portfolio. The Trustees also receive periodic updates between meetings.

The Board of Trustees most recently approved the continuation of the Agreements at their meeting held in June 2012. The Agreements were continued for a one-year period for the Funds. In considering whether to approve the continuation of the Agreements, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreements included, but were not limited to, the factors listed below.

The nature, extent and quality of the services provided to the Funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by the Adviser and its affiliates to the Funds and the resources dedicated to the Funds by the Adviser and its affiliates.

The Trustees considered not only the advisory services provided by the Adviser to the Funds, but also the administrative services provided by NGAM Advisors, L.P. (“NGAM Advisors”) and its affiliates to the Funds.

For each Fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the renewal of the Agreements.

Investment performance of the Funds and the Adviser. As noted above, the Trustees received information about the performance of the Funds over various time periods, including information which compared the performance of the Funds to the performance of peer groups and categories of funds and the Funds’ respective performance benchmarks. In addition, the Trustees also reviewed data prepared by an independent third party which analyzed the performance of the Funds using a variety of performance metrics, including metrics which also measured the performance of the Funds on a risk adjusted basis.

With respect to each Fund, the Board concluded that the Fund’s performance or other relevant factors supported the renewal of the Agreement relating to that Fund. In the case of the Loomis Sayles High Income Fund, the performance of which lagged that of a

|  22

relevant peer group median and/or category median for certain (although not necessarily all) periods, the Board concluded that other factors relevant to performance supported renewal of the Agreements. These factors included the following: (1) that the underperformance was attributable, to a significant extent, to investment decisions (such as security selection or sector allocation) by the Adviser that was reasonable and consistent with the Fund’s investment objective and policies and (2) that the Fund’s more recent performance, although lagging in certain periods, was competitive when compared to relevant performance benchmarks or peer groups.

The Trustees also considered the Adviser’s performance and reputation generally, the performance of the fund family generally (as noted by certain financial publications), and the historical responsiveness of the Adviser to Trustee concerns about performance and the willingness of the Adviser to take steps intended to improve performance.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of the Funds and the Adviser and/or other relevant factors supported the renewal of the Agreements.

The costs of the services to be provided and profits to be realized by the Adviser and its affiliates from their respective relationships with the Funds. The Trustees considered the fees charged to the Funds for advisory services as well as the total expense levels of the Funds. This information included comparisons (provided both by management and also by an independent third party) of the Funds’ advisory fees and total expense levels to those of their peer groups and information about the advisory fees charged by the Adviser to comparable accounts (such as institutional separate accounts), as well as information about differences in such fees and the reasons for any such differences. In considering the fees charged to comparable accounts, the Trustees considered, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage and the greater regulatory costs associated with the management of mutual fund assets. In evaluating each fund’s advisory fee, the Trustees also took into account the demands, complexity and quality of the investment management of such Fund, as well as the need for the Adviser to offer competitive compensation and to expend additional resources as the Funds grow in size. The Trustees considered that over the past several years, management had made recommendations regarding reductions in advisory fee rates, implementation of advisory fee breakpoints and the institution of advisory fee waivers and expense caps for various funds in the fund family. They noted that, as of December 31, 2011, all of the Funds in this report have expense caps in place, and the Trustees considered the amounts waived or reimbursed by the Adviser under these caps for each Fund other than Funds for which current expenses are below the cap. The Trustees noted that certain Funds had advisory fee rates that were above the median of a peer group of funds. The Trustees considered the factors which management believed justified such relatively higher fees. These factors varied from Fund to Fund, but included one or more of the following: (1) the Fund’s advisory fee rate was only slightly above its peer group median and (2) although the Fund’s advisory fee rate was above its peer group median, it is subject to an expense cap which resulted in the reduction of the advisory fee.

23  |

The Trustees also considered the compensation directly or indirectly received or to be received by the Adviser and its affiliates from their relationships with the Funds. The Trustees reviewed information provided by management as to the profitability of the Adviser’s and its affiliates’ relationships with the Funds, and information about the allocation of expenses used to calculate profitability. They also reviewed information provided by management about the effect of distribution costs and changes in asset levels on Adviser profitability, including information regarding resources spent on distribution activities. When reviewing profitability, the Trustees also considered information about court cases in which adviser compensation or profitability were issues and the performance of the relevant Funds, the expense levels of the Funds, whether the Adviser had implemented breakpoints and/or expense caps with respect to such Funds.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fee charged to each of the Funds was fair and reasonable, and that the costs of these services generally and the related profitability of the Adviser and its affiliates in respect of their relationships with the Funds supported the renewal of the Agreements.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by the Adviser and whether those economies are shared with the Funds through breakpoints in their investment advisory fees or other means, such as expense waivers or caps. The Trustees also discussed with management the factors considered with respect to the implementation of breakpoints in investment advisory fees or expense waivers or caps for certain funds. Management explained that a number of factors are taken into account in considering the possible implementation of breakpoints or an expense cap for a fund, including, among other things, factors such as a fund’s assets, the projected growth of a fund, projected profitability and a fund’s fees and performance. With respect to economies of scale, the Trustees noted that the Loomis Sayles Core Plus Bond Fund and the Loomis Sayles Limited Term Government and Agency Fund are subject to breakpoints in their respective advisory fees. The Trustees further noted that each of the Funds was subject to an expense cap or waiver, and that management had proposed to reduce the expense cap of the Loomis Sayles International Bond Fund. In considering these issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to the Adviser and its affiliates of their relationships with the Funds, as discussed above.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the Funds supported the renewal of the Agreements.

The Trustees also considered other factors, which included but were not limited to the following:

•	The effect of recent market and economic events on the performance, asset levels and expense ratios of each Fund.

•

Whether each Fund has operated in accordance with its investment objective and the Fund’s record of compliance with its investment restrictions, and the compliance programs of the Funds and the Adviser. They also considered the compliance-related resources the Adviser and its affiliates were providing to the Funds.

|  24

•

The nature, quality, cost and extent of administrative and shareholder services performed by the Adviser and its affiliates, both under the Agreements and under separate agreements covering administrative services.

•

So-called “fallout benefits” to the Adviser, such as the engagement of affiliates of the Adviser to provide distribution, administrative and brokerage services to the Funds, and the benefits of research made available to the Adviser by reason of brokerage commissions (if any) generated by the Funds’ securities transactions. The Trustees also considered the fact that NGAM Advisors’ parent company benefits from the retention of an affiliated Adviser. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

•	The Trustees’ review and discussion of the Funds’ advisory arrangements in prior years, and management’s record of responding to Trustee concerns raised during the year and in prior years.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that each of the existing Agreements should be continued through June 30, 2013.

25  |

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Core Plus Bond Fund

Principal Amount (‡)	Description	Value (†)
Bonds and Notes — 95.2% of Net Assets
	ABS Car Loan — 2.1%
$2,290,000	Ally Master Owner Trust, Series 2011-1, Class A2, 2.150%, 1/15/2016	$2,331,149
570,000	AmeriCredit Automobile Receivables Trust, Series 2011-2, Class A3, 1.610%, 10/08/2015	574,738
780,000	AmeriCredit Automobile Receivables Trust, Series 2011-3, Class A3, 1.170%, 1/08/2016	785,100
2,410,000	AmeriCredit Automobile Receivables Trust, Series 2011-4, Class A3, 1.170%, 5/09/2016	2,430,613
1,240,000	Avis Budget Rental Car Funding AESOP LLC, Series 2010-2A, Class A, 3.630%, 8/20/2014, 144A	1,258,259
1,300,000	Avis Budget Rental Car Funding AESOP LLC, Series 2011-2A, Class A, 2.370%, 11/20/2014, 144A	1,335,395
272,058	Centre Point Funding LLC, Series 2010-1A, Class 1, 5.430%, 7/20/2016, 144A	285,183
1,775,000	DSC Floorplan Master Owner Trust, Series 2011-1, Class A, 3.910%, 3/15/2016, 144A	1,818,644
790,000	Hertz Vehicle Financing LLC, Series 2009-2A, Class A1, 4.260%, 3/25/2014, 144A	798,229
7,130,000	Santander Drive Auto Receivables Trust, Series 2012-1, Class 1A3, 1.490%, 10/15/2015	7,214,084
4,195,000	Santander Drive Auto Receivables Trust, Series 2012-3, Class B, 1.940%, 12/15/2016	4,213,727
3,385,000	Santander Drive Auto Receivables Trust, Series 2012-4, Class C, 2.940%, 12/15/2017	3,458,779
2,090,000	Santander Drive Auto Receivables Trust, Series 2012-5, Class C, 2.700%, 8/15/2018	2,121,787

		28,625,687

	ABS Credit Card — 0.9%
1,580,000	World Financial Network Credit Card Master Trust, Series 2009-D, Class A, 4.660%, 5/15/2017	1,629,015
500,000	World Financial Network Credit Card Master Trust, Series 2010-A, Class A, 3.960%, 4/15/2019	540,735
9,300,000	World Financial Network Credit Card Master Trust, Series 2012-A, Class A, 3.140%, 1/17/2023(b)	10,057,141

		12,226,891

	ABS Home Equity — 0.0%
482,043	Countrywide Asset-Backed Certificates, Series 2004-S1, Class A3, 5.115%, 2/25/2035(c)	459,339

	ABS Other — 0.1%
1,620,000	Avis Budget Rental Car Funding AESOP LLC, Series 2011-1A, Class A, 1.850%, 11/20/2014, 144A	1,631,445

	Aerospace & Defense — 0.4%
225,000	Bombardier, Inc., 5.750%, 3/15/2022, 144A	230,625
1,480,000	Bombardier, Inc., 7.500%, 3/15/2018, 144A	1,676,100

See accompanying notes to financial statements.

|  26

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Aerospace & Defense — continued
$3,060,000	Oshkosh Corp., 8.250%, 3/01/2017	$3,366,000

		5,272,725

	Airlines — 0.1%
1,178,615	Continental Airlines Pass Through Trust, Series 2010-1, Class A, 4.750%, 7/12/2022	1,258,171

	Automotive — 3.4%
7,885,000	Ford Motor Credit Co. LLC, 5.000%, 5/15/2018	8,608,236
510,000	Ford Motor Credit Co. LLC, 5.625%, 9/15/2015	557,465
3,880,000	Ford Motor Credit Co. LLC, 6.625%, 8/15/2017	4,500,474
880,000	Ford Motor Credit Co. LLC, 7.000%, 10/01/2013	930,195
1,830,000	Ford Motor Credit Co. LLC, 7.000%, 4/15/2015	2,049,600
5,900,000	Ford Motor Credit Co. LLC, 8.000%, 12/15/2016	7,052,299
2,680,000	General Motors Financial Co., Inc., 6.750%, 6/01/2018	2,982,492
1,575,000	Hyundai Capital Services, Inc., 3.500%, 9/13/2017, 144A	1,646,915
3,375,000	Kia Motors Corp., 3.625%, 6/14/2016, 144A	3,549,467
15,665,000	Toyota Motor Credit Corp., MTN, 1.750%, 5/22/2017(b)	16,093,798

		47,970,941

	Banking — 5.9%
7,600,000	Banco Santander Brasil S.A., 4.625%, 2/13/2017, 144A	7,828,000
3,345,000	Banco Santander Chile, 3.875%, 9/20/2022, 144A	3,355,403
10,700,000	Bank of America Corp., MTN, 5.000%, 5/13/2021	11,761,237
1,365,000	Bear Stearns Cos., Inc. (The), 6.400%, 10/02/2017	1,641,206
1,775,000	Citigroup, Inc., 6.000%, 8/15/2017	2,067,506
1,115,000	Citigroup, Inc., 6.125%, 5/15/2018	1,319,956
6,555,000	Citigroup, Inc., 6.500%, 8/19/2013	6,880,770
465,000	Goldman Sachs Group, Inc. (The), 6.000%, 6/15/2020	536,163
3,020,000	Goldman Sachs Group, Inc. (The), 6.750%, 10/01/2037	3,235,272
5,615,000	Goldman Sachs Group, Inc. (The), 7.500%, 2/15/2019	6,963,673
4,710,000	Hana Bank, 4.250%, 6/14/2017, 144A	5,146,895
7,255,000	JPMorgan Chase & Co., 6.000%, 1/15/2018	8,649,875
3,650,000	Merrill Lynch & Co., Inc., MTN, 6.875%, 4/25/2018	4,373,116
1,015,000	Morgan Stanley, 5.375%, 10/15/2015	1,093,311
8,245,000	Morgan Stanley, 5.750%, 1/25/2021	9,050,133
2,530,000	Morgan Stanley, Series F, GMTN, 6.625%, 4/01/2018	2,906,818
4,970,000	PKO Finance AB, 4.630%, 9/26/2022, 144A	4,984,910

		81,794,244

	Building Materials — 0.5%
2,685,000	Owens Corning, Inc., 7.000%, 12/01/2036	2,946,167
3,640,000	USG Corp., 6.300%, 11/15/2016	3,676,400

		6,622,567

	Chemicals — 1.3%
5,800,000	Braskem America Finance Co., 7.125%, 7/22/2041, 144A	6,148,000
2,130,000	Methanex Corp., 5.250%, 3/01/2022	2,275,483
5,310,000	Mexichem SAB de CV, 6.750%, 9/19/2042, 144A	5,510,187
1,380,000	Olin Corp., 5.500%, 8/15/2022	1,421,400

See accompanying notes to financial statements.

27  |

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Chemicals — continued
$2,755,000	RPM International, Inc., 6.125%, 10/15/2019	$3,191,781

		18,546,851

	Collateralized Mortgage Obligations — 0.3%
643,096	Chase Mortgage Finance Corp., Series 2007-A1, Class 2A3, 2.998%, 2/25/2037(c)	650,451
3,530,000	FHLMC Multifamily Structured Pass Through Certificates, Series K704, Class A2, 2.412%, 8/25/2018	3,740,137

		4,390,588

	Commercial Mortgage-Backed Securities — 4.8%
452,073	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2007-2, Class A2, 5.634%, 4/10/2049	470,061
1,670,000	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2007-2, Class A4, 5.803%, 4/10/2049(c)	1,943,735
658,524	Bear Stearns Commercial Mortgage Securities, Series 2007-PW16, Class A2, 5.854%, 6/11/2040(c)	678,837
1,000,000	Citigroup Commercial Mortgage Trust, Series 2008-C7, Class A4, 6.263%, 12/10/2049(c)	1,194,270
176,004	Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2006-CD2, Class A2, 5.408%, 1/15/2046	178,496
2,500,000	Credit Suisse Mortgage Capital Certificates, Series 2007-C2, Class A3, 5.542%, 1/15/2049	2,802,310
3,500,000	Credit Suisse Mortgage Capital Certificates, Series 2007-C4, Class A4, 5.955%, 9/15/2039(c)	3,881,427
5,790,000	Credit Suisse Mortgage Capital Certificates, Series 2008-C1, Class A3, 6.407%, 2/15/2041(c)	6,743,740
124,260	Greenwich Capital Commercial Funding Corp., Series 2005-GG5, Class A2, 5.117%, 4/10/2037	124,160
425,000	Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A4, 6.065%, 7/10/2038(c)	492,634
705,000	Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class A4, 5.736%, 12/10/2049	822,351
8,235,000	Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A4, 5.444%, 3/10/2039	9,402,904
4,730,000	GS Mortgage Securities Corp. II, Series 2007-GG10, Class A4, 5.983%, 8/10/2045(c)	5,416,843
3,000,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP9, Class A3, 5.336%, 5/15/2047	3,425,187
2,650,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-CB18, Class A4, 5.440%, 6/12/2047	3,052,249
2,500,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-5, Class A4, 5.378%, 8/12/2048	2,819,555
365,000	Morgan Stanley Capital I, Series 2007-HQ12, Class A5, 5.759%, 4/12/2049(c)	409,903
1,900,000	Morgan Stanley Capital I, Series 2007-HQ13, Class A3, 5.569%, 12/15/2044	2,145,742
2,930,000	Morgan Stanley Capital I, Series 2007-IQ14, Class A4, 5.692%, 4/15/2049	3,353,678
305,000	Morgan Stanley Capital I, Series 2007-T27, Class A4, 5.823%, 6/11/2042(c)	360,741
1,175,000	Morgan Stanley Capital I, Series 2008-T29, Class A4, 6.455%, 1/11/2043(c)	1,437,919

See accompanying notes to financial statements.

|  28

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Commercial Mortgage-Backed Securities — continued
$1,000,000	Wachovia Bank Commercial Mortgage Trust, Series 2006-C28, Class A4, 5.572%, 10/15/2048	$1,149,411
2,070,000	Wachovia Bank Commercial Mortgage Trust, Series 2006-C29, Class A4, 5.308%, 11/15/2048	2,393,758
10,770,000	Wachovia Bank Commercial Mortgage Trust, Series 2007-C30, Class A5, 5.342%, 12/15/2043	12,190,617

		66,890,528

	Construction Machinery — 0.1%
1,580,000	Urbi Desarrollos Urbanos SAB de CV, 9.750%, 2/03/2022, 144A	1,390,400

	Consumer Cyclical Services — 0.0%
360,000	Service Corp. International, 7.000%, 5/15/2019	397,800

	Consumer Products — 0.4%
1,546,000	Whirlpool Corp., 6.500%, 6/15/2016	1,747,855
3,185,000	Whirlpool Corp., MTN, 4.850%, 6/15/2021	3,380,406

		5,128,261

	Distributors — 0.3%
3,300,000	China Resources Gas Group Ltd., 4.500%, 4/05/2022, 144A	3,578,388

	Diversified Manufacturing — 0.7%
1,200,000	Crane Co., 6.550%, 11/15/2036	1,296,977
1,420,000	Fibria Overseas Finance Ltd., 6.750%, 3/03/2021, 144A	1,515,850
6,045,000	Votorantim Cimentos S.A., 7.250%, 4/05/2041, 144A	6,513,487

		9,326,314

	Electric — 1.2%
215,000	Dubai Electricity & Water Authority, 6.375%, 10/21/2016, 144A	234,672
2,905,000	Dubai Electricity & Water Authority, 8.500%, 4/22/2015, 144A	3,268,125
2,325,000	Enersis S.A., 7.375%, 1/15/2014	2,479,689
4,270,000	Florida Power & Light Co., 4.125%, 2/01/2042	4,644,488
1,010,000	Ipalco Enterprises, Inc., 5.000%, 5/01/2018	1,057,975
4,500,000	TransAlta Corp., 4.750%, 1/15/2015	4,742,181

		16,427,130

	Food & Beverage — 0.4%
1,445,000	Bunge Ltd. Finance Corp., 4.100%, 3/15/2016	1,548,559
1,940,000	Post Holdings, Inc., 7.375%, 2/15/2022, 144A	2,061,250
2,055,000	Sigma Alimentos S.A. de CV, 5.625%, 4/14/2018, 144A	2,273,857

		5,883,666

	Government Owned — No Guarantee — 5.1%
6,745,000	CEZ A.S., 5.625%, 4/03/2042, 144A	7,512,986
2,725,000	CNPC General Capital Ltd., 3.950%, 4/19/2022, 144A	2,906,479
1,600,000	Federal Home Loan Mortgage Corp., 6.250%, 7/15/2032	2,414,928
15,980,000	Federal National Mortgage Association, 6.625%, 11/15/2030	24,521,470
4,370,000	IPIC GMTN Ltd., 6.875%, 11/01/2041, 144A	5,823,025
6,310,000	Korea Development Bank, 4.000%, 9/09/2016	6,856,850
7,855,000	Korea National Oil Corp., 3.125%, 4/03/2017, 144A	8,253,562
5,145,000	Petrobras International Finance Co., 6.750%, 1/27/2041	6,385,686

See accompanying notes to financial statements.

29  |

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Government Owned — No Guarantee — continued
$2,390,000	Qtel International Finance Ltd., 4.750%, 2/16/2021, 144A	$2,650,510
2,965,000	Qtel International Finance Ltd., 7.875%, 6/10/2019, 144A	3,824,850

		71,150,346

	Healthcare — 1.0%
8,190,000	HCA, Inc., 7.500%, 2/15/2022	9,275,175
575,000	HCA, Inc., 7.500%, 12/15/2023	580,750
3,200,000	PerkinElmer, Inc., 5.000%, 11/15/2021	3,561,389

		13,417,314

	Home Construction — 0.2%
3,350,000	Desarrolladora Homex SAB de CV, 9.750%, 3/25/2020, 144A	3,417,000

	Hybrid ARMs — 0.0%
260,756	FHLMC, 6.050%, 11/01/2036(c)	280,498
174,065	FNMA, 2.261%, 2/01/2037(c)	185,020

		465,518

	Independent Energy — 1.9%
1,560,000	Anadarko Petroleum Corp., 5.950%, 9/15/2016	1,807,569
5,200,000	Anadarko Petroleum Corp., 6.375%, 9/15/2017	6,269,214
2,806,000	Denbury Resources, Inc., 6.375%, 8/15/2021	3,044,510
3,350,000	Dolphin Energy Ltd., 5.500%, 12/15/2021, 144A	3,874,275
4,080,000	Newfield Exploration Co., 5.750%, 1/30/2022	4,559,400
3,785,000	QEP Resources, Inc., 5.250%, 5/01/2023	3,870,162
1,670,000	Range Resources Corp., 5.000%, 8/15/2022	1,761,850
1,295,000	SM Energy Co., 6.500%, 1/01/2023, 144A	1,359,750

		26,546,730

	Industrial Other — 0.9%
1,360,000	Briggs & Stratton Corp., 6.875%, 12/15/2020	1,482,400
5,905,000	Hutchison Whampoa International 11 Ltd., 4.625%, 1/13/2022, 144A	6,457,968
2,650,000	Hutchison Whampoa International Ltd., 5.750%, 9/11/2019, 144A	3,133,066
1,570,000	Timken Co. (The), 6.000%, 9/15/2014	1,692,948

		12,766,382

	Media Cable — 1.3%
2,585,000	Cablevision Systems Corp., 7.750%, 4/15/2018	2,862,888
3,040,000	Cablevision Systems Corp., 8.000%, 4/15/2020	3,389,600
1,560,000	Cox Communications, Inc., 5.450%, 12/15/2014	1,715,694
7,400,000	Time Warner Cable, Inc., 4.125%, 2/15/2021	8,180,715
1,330,000	Time Warner Cable, Inc., 8.250%, 4/01/2019	1,785,155

		17,934,052

	Media Non-Cable — 0.6%
1,375,000	Inmarsat Finance PLC, 7.375%, 12/01/2017, 144A	1,485,000
2,185,000	Myriad International Holding BV, 6.375%, 7/28/2017, 144A	2,474,513
4,165,000	R.R. Donnelley & Sons Co., 7.250%, 5/15/2018	4,133,762

		8,093,275

See accompanying notes to financial statements.

|  30

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Metals & Mining — 0.9%
$890,000	Alcoa, Inc., 5.400%, 4/15/2021	$934,194
2,490,000	Alcoa, Inc., 6.150%, 8/15/2020	2,747,882
525,000	APERAM, 7.375%, 4/01/2016, 144A	448,045
5,850,000	ArcelorMittal, 7.000%, 3/01/2041	5,259,132
485,000	ArcelorMittal, 7.250%, 10/15/2039	443,674
400,000	United States Steel Corp., 6.650%, 6/01/2037	336,000
2,080,000	United States Steel Corp., 7.375%, 4/01/2020	2,069,600

		12,238,527

	Mortgage Related — 16.1%
21,234,062	FHLMC, 4.000%, with various maturities in 2041(d)	22,861,616
10,951,300	FHLMC, 4.500%, with various maturities from 2034 to 2039(d)	11,782,175
3,508,825	FHLMC, 5.000%, with various maturities from 2035 to 2038(d)	3,806,703
8,529,112	FHLMC, 5.500%, with various maturities from 2018 to 2040(d)	9,300,174
60,688	FHLMC, 6.000%, 6/01/2035	68,004
39,787,960	FNMA, 3.000%, with various maturities from 2027 to 2042(d)	42,064,298
37,359,007	FNMA, 3.500%, with various maturities in 2042(d)	40,109,814
26,730,886	FNMA, 4.000%, with various maturities from 2019 to 2041(d)	28,895,932
15,539,079	FNMA, 4.500%, with various maturities from 2039 to 2041(d)	16,910,839
13,881,407	FNMA, 5.000%, with various maturities from 2033 to 2037(d)	15,255,221
5,701,788	FNMA, 5.500%, with various maturities from 2036 to 2038(d)	6,265,925
2,661,169	FNMA, 6.000%, with various maturities from 2016 to 2039(d)	2,981,049
114,682	FNMA, 6.500%, with various maturities from 2029 to 2036(d)	133,001
98,592	FNMA, 7.000%, with various maturities in 2030(d)	118,343
106,919	FNMA, 7.500%, with various maturities from 2024 to 2032(d)	130,782
18,550,000	FNMA (TBA), 3.500%, 10/01/2042(e)	19,894,875
1,965,068	GNMA, 5.500%, with various maturities from 2038 to 2039(d)	2,186,456
330,538	GNMA, 6.000%, with various maturities from 2029 to 2038(d)	374,250
238,056	GNMA, 6.500%, with various maturities from 2028 to 2032(d)	283,311
159,557	GNMA, 7.000%, with various maturities from 2025 to 2029(d)	189,319
54,206	GNMA, 7.500%, with various maturities from 2025 to 2030(d)	63,983
19,394	GNMA, 8.000%, 11/15/2029	20,539
63,650	GNMA, 8.500%, with various maturities from 2017 to 2023(d)	64,969
5,726	GNMA, 9.000%, with various maturities in 2016(d)	5,812
12,127	GNMA, 11.500%, with various maturities from 2013 to 2015(d)	12,203

		223,779,593

	Non-Captive Consumer — 1.3%
325,000	SLM Corp., MTN, 5.050%, 11/14/2014	343,041
1,100,000	SLM Corp., MTN, 6.000%, 1/25/2017	1,197,625
13,715,000	SLM Corp., MTN, 6.250%, 1/25/2016	14,880,775
350,000	SLM Corp., Series A, MTN, 5.000%, 10/01/2013	362,687
30,000	SLM Corp., Series A, MTN, 5.000%, 4/15/2015	31,689
120,000	SLM Corp., Series A, MTN, 5.000%, 6/15/2018	120,188
55,000	SLM Corp., Series A, MTN, 5.375%, 1/15/2013	55,697
35,000	SLM Corp., Series A, MTN, 5.375%, 5/15/2014	36,865
1,135,000	SLM Corp., Series A, MTN, 8.450%, 6/15/2018	1,329,331

		18,357,898

See accompanying notes to financial statements.

31  |

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Non-Captive Diversified — 5.0%
$5,525,000	Ally Financial, Inc., 5.500%, 2/15/2017	$5,775,189
7,800,000	Ally Financial, Inc., 6.250%, 12/01/2017	8,436,363
1,211,000	Ally Financial, Inc., 8.000%, 11/01/2031	1,412,026
2,480,000	Ally Financial, Inc., 8.300%, 2/12/2015	2,746,600
9,530,000	CIT Group, Inc., 5.000%, 5/15/2017	10,173,275
3,795,000	CIT Group, Inc., 5.375%, 5/15/2020	4,108,087
2,070,000	GATX Corp., 4.750%, 5/15/2015	2,216,678
7,810,000	General Electric Capital Corp., 2.250%, 11/09/2015	8,088,286
6,005,000	General Electric Capital Corp., 5.300%, 2/11/2021	6,891,140
1,035,000	General Electric Capital Corp., 5.625%, 5/01/2018	1,220,576
4,265,000	General Electric Capital Corp., MTN, 2.300%, 4/27/2017	4,384,164
7,835,000	International Lease Finance Corp., 5.750%, 5/15/2016	8,306,996
3,805,000	International Lease Finance Corp., 6.250%, 5/15/2019	4,090,375
205,000	International Lease Finance Corp., 6.375%, 3/25/2013	209,100
200,000	International Lease Finance Corp., Series R, MTN, 5.625%, 9/20/2013	206,250
830,000	International Lease Finance Corp., Series R, MTN, 5.650%, 6/01/2014	869,508

		69,134,613

	Oil Field Services — 2.6%
2,400,000	FMC Technologies, Inc., 3.450%, 10/01/2022	2,436,422
6,205,000	Nabors Industries, Inc., 4.625%, 9/15/2021	6,669,649
6,485,000	Pan American Energy LLC, 7.875%, 5/07/2021, 144A	5,933,775
6,400,000	Parker Drilling Co., 9.125%, 4/01/2018	6,896,000
3,340,000	Rowan Cos., Inc., 5.000%, 9/01/2017	3,684,244
8,675,000	Transocean, Inc., 6.500%, 11/15/2020	10,359,512

		35,979,602

	Paper — 1.4%
1,785,000	Celulosa Arauco y Constitucion S.A., 4.750%, 1/11/2022	1,863,929
2,415,000	Celulosa Arauco y Constitucion S.A., 5.000%, 1/21/2021	2,549,585
1,111,000	Georgia-Pacific LLC, 7.250%, 6/01/2028	1,405,912
2,005,000	Georgia-Pacific LLC, 7.375%, 12/01/2025	2,653,806
5,730,000	Georgia-Pacific LLC, 7.750%, 11/15/2029	7,570,373
735,000	Georgia-Pacific LLC, 8.000%, 1/15/2024	1,003,274
365,000	Georgia-Pacific LLC, 8.875%, 5/15/2031	539,893
2,495,000	Rock-Tenn Co., 4.000%, 3/01/2023, 144A	2,535,317

		20,122,089

	Pharmaceuticals — 1.0%
1,845,000	Valeant Pharmaceuticals International, 6.375%, 10/15/2020, 144A	1,881,900
130,000	Valeant Pharmaceuticals International, 6.750%, 8/15/2021, 144A	134,875
4,130,000	Valeant Pharmaceuticals International, 6.875%, 12/01/2018, 144A	4,346,825
7,060,000	VPI Escrow Corp., 6.375%, 10/15/2020, 144A	7,201,200

		13,564,800

	Pipelines — 2.0%
9,055,000	Energy Transfer Partners LP, 6.050%, 6/01/2041	9,983,771
825,000	Energy Transfer Partners LP, 6.500%, 2/01/2042	951,992
2,050,000	Kinder Morgan Finance Co. LLC, 5.700%, 1/05/2016	2,212,944

See accompanying notes to financial statements.

|  32

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Pipelines — continued
$7,455,000	Kinder Morgan Finance Co. LLC, 6.000%, 1/15/2018, 144A	$8,079,953
6,725,000	Rockies Express Pipeline LLC, 3.900%, 4/15/2015, 144A	6,624,125

		27,852,785

	Property & Casualty Insurance — 0.6%
1,175,000	Willis Group Holdings PLC, 4.125%, 3/15/2016	1,247,245
3,250,000	Willis North America, Inc., 6.200%, 3/28/2017	3,703,674
3,170,000	Willis North America, Inc., 7.000%, 9/29/2019	3,768,851

		8,719,770

	Refining — 0.2%
2,600,000	Phillips 66, 5.875%, 5/01/2042, 144A	3,087,188

	Retailers — 1.2%
2,610,000	Dollar General Corp., 4.125%, 7/15/2017	2,727,450
12,055,000	Lotte Shopping Co. Ltd., 3.375%, 5/09/2017, 144A	12,560,707
1,125,000	Wolverine World Wide, Inc., 6.125%, 10/15/2020, 144A	1,158,750

		16,446,907

	Sovereigns — 0.6%
6,438,000	Mexico Government International Bond, Series A, MTN, 6.050%, 1/11/2040	8,578,635

	Supermarket — 0.5%
7,370,000	Delhaize Group S.A., 4.125%, 4/10/2019	7,119,472

	Supranational — 0.6%
18,970,000	Inter-American Development Bank, EMTN, 8.000%, 1/26/2016, (MXN)	1,650,770
87,705,000	International Bank for Reconstruction & Development, 6.500%, 9/11/2013, (MXN)	6,990,916

		8,641,686

	Technology — 2.2%
250,000	Amphenol Corp., 4.000%, 2/01/2022	263,891
3,745,000	Amphenol Corp., 4.750%, 11/15/2014	4,018,730
2,635,000	Brocade Communications Systems, Inc., 6.625%, 1/15/2018	2,733,812
1,160,000	Brocade Communications Systems, Inc., 6.875%, 1/15/2020	1,252,800
3,156,000	Equifax, Inc., 7.000%, 7/01/2037	3,917,862
4,140,000	Fiserv, Inc., 3.125%, 10/01/2015	4,316,708
5,635,000	Fiserv, Inc., 3.500%, 10/01/2022	5,654,987
69,000	Motorola Solutions, Inc., 6.625%, 11/15/2037	73,935
340,000	Motorola Solutions, Inc., 7.500%, 5/15/2025	423,637
1,335,000	National Semiconductor Corp., 3.950%, 4/15/2015	1,448,750
6,180,000	Tencent Holdings Ltd., 4.625%, 12/12/2016, 144A	6,582,083

		30,687,195

	Tobacco — 0.7%
7,605,000	Reynolds American, Inc., 7.250%, 6/15/2037	9,613,762

	Transportation Services — 0.4%
3,285,000	Continental Airlines Pass Thru Certificates, Series 2012-2, Class A, 4.000%, 4/29/2026	3,371,231

See accompanying notes to financial statements.

33  |

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Transportation Services — continued
$1,990,000	Erac USA Finance Co., 5.250%, 10/01/2020, 144A	$2,262,672

		5,633,903

	Treasuries — 18.2%
2,202,500(††)	Mexican Fixed Rate Bonds, Series M, 6.250%, 6/16/2016, (MXN)	17,906,748
1,783,000(††)	Mexican Fixed Rate Bonds, Series M-10, 7.750%, 12/14/2017, (MXN)(b)	15,588,588
11,940,000	Spain Government Bond, 5.500%, 4/30/2021, (EUR)	14,906,511
10,225,000	Spain Government Bond, 5.850%, 1/31/2022, (EUR)	13,023,479
13,400,000	U.S. Treasury Bond, 2.750%, 8/15/2042	13,178,069
26,440,000	U.S. Treasury Bond, 3.000%, 5/15/2042	27,414,975
2,910,000	U.S. Treasury Bond, 3.125%, 2/15/2042	3,095,513
21,435,000	U.S. Treasury Bond, 3.750%, 8/15/2041	25,628,222
3,875,000	U.S. Treasury Bond, 3.875%, 8/15/2040	4,734,161
1,655,000	U.S. Treasury Note, 0.625%, 5/31/2017	1,659,138
2,445,000	U.S. Treasury Note, 0.625%, 8/31/2017	2,446,528
980,000	U.S. Treasury Note, 0.750%, 6/30/2017	987,426
33,122,000	U.S. Treasury Note, 0.875%, 2/28/2017	33,631,781
8,825,000	U.S. Treasury Note, 1.250%, 2/15/2014	8,949,097
19,335,000	U.S. Treasury Note, 1.250%, 4/30/2019	19,697,531
3,585,000	U.S. Treasury Note, 1.875%, 8/31/2017	3,805,420
1,320,000	U.S. Treasury Note, 2.000%, 2/15/2022	1,372,903
1,155,000	U.S. Treasury Note, 2.125%, 8/15/2021	1,221,773
13,550,000	U.S. Treasury Note, 2.625%, 11/15/2020(b)	14,960,040
560,000	U.S. Treasury Note, 2.750%, 10/31/2013	575,378
13,005,000	U.S. Treasury Note, 3.125%, 5/15/2021	14,866,341
11,505,000	U.S. Treasury Note, 3.625%, 2/15/2021(b)	13,619,941

		253,269,563

	Wireless — 1.9%
1,915,000	American Tower Corp., 4.625%, 4/01/2015	2,063,033
2,890,000	CC Holdings GS V LLC/Crown Castle GS III Corp., 7.750%, 5/01/2017, 144A	3,085,075
15,000	Nextel Communications, Inc., Series C, 5.950%, 3/15/2014	15,038
5,000	Nextel Communications, Inc., Series D, 7.375%, 8/01/2015	5,019
895,000	NII Capital Corp., 7.625%, 4/01/2021	711,525
3,165,000	SK Telecom Co. Ltd., 6.625%, 7/20/2027, 144A	3,910,177
12,400,000	Sprint Capital Corp., 6.875%, 11/15/2028	11,408,000
5,004,000	Telemar Norte Leste S.A., 5.500%, 10/23/2020, 144A	5,254,200

		26,452,067

	Wirelines — 3.9%
505,000	Axtel SAB de CV, 7.625%, 2/01/2017, 144A	313,100
12,270,000	Axtel SAB de CV, 9.000%, 9/22/2019, 144A	7,607,400
4,605,000	Colombia Telecomunicaciones S.A., E.S.P., 5.375%, 9/27/2022, 144A	4,674,075
6,225,000	eAccess Ltd., 8.250%, 4/01/2018, 144A	5,664,750
9,363,000	Embarq Corp., 7.995%, 6/01/2036	10,530,023
2,978,000	Frontier Communications Corp., 7.875%, 4/15/2015	3,335,360
1,575,000	Frontier Communications Corp., 7.875%, 1/15/2027	1,547,437
3,300,000	Frontier Communications Corp., 8.250%, 4/15/2017	3,745,500
1,335,000	Frontier Communications Corp., 8.500%, 4/15/2020	1,508,550

See accompanying notes to financial statements.

|  34

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Wirelines — continued
$415,000	Frontier Communications Corp., 9.000%, 8/15/2031	$443,013
1,975,000	Qwest Corp., 6.750%, 12/01/2021	2,373,405
3,145,000	Telefonica Emisiones SAU, 3.992%, 2/16/2016	3,129,275
4,029,000	Telefonica Emisiones SAU, 5.134%, 4/27/2020	3,953,456
171,000	Telefonica Emisiones SAU, 5.462%, 2/16/2021	167,580
5,030,000	Windstream Corp., 7.500%, 4/01/2023	5,256,350

		54,249,274

	Total Bonds and Notes (Identified Cost $1,259,357,331)	1,325,141,882

Senior Loans — 0.8%
	Healthcare — 0.1%
1,271,250	Hologic, Inc., Term Loan B, 4.500%, 8/01/2019(c)	1,286,086

	Independent Energy — 0.2%
2,204,000	Chesapeake Energy Corporation, Unsecured Term Loan, 8.500%, 12/01/2017(c)	2,209,620

	Wirelines — 0.5%
7,110,000	Level 3 Financing, Inc., Term Loan, 8/01/2019(f)	7,110,000

	Total Senior Loans (Identified Cost $10,510,843)	10,605,706

Shares
Preferred Stocks — 0.2%
	Non-Captive Consumer — 0.0%
5,510	SLM Corp., Series A, 6.970%	263,764

	Non-Captive Diversified — 0.2%
68,182	Ally Financial, Inc., Series A, (fixed rate to 5/15/2016, variable rate thereafter), 8.500%	1,667,732
532	Ally Financial, Inc., Series G, 7.000%, 144A	497,669

		2,165,401

	Total Preferred Stocks (Identified Cost $2,068,801)	2,429,165

See accompanying notes to financial statements.

35  |

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
Short-Term Investments — 5.6%
$78,821,191	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/28/2012 at 0.010% to be repurchased at $78,821,257 on 10/01/2012 collateralized by $72,110,000 U.S. Treasury Note, 4.125% due 5/15/2015 valued at $80,397,747 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $78,821,191)	$78,821,191

	Total Investments — 101.8% (Identified Cost $1,350,758,166)(a)	1,416,997,944
	Other assets less liabilities — (1.8)%	(24,495,812)

	Net Assets — 100.0%	$1,392,502,132

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 100.
(a)	Federal Tax Information:
At September 30, 2012, the net unrealized appreciation on investments based on a cost of $1,353,273,873 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$67,840,897
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(4,116,826)

	Net unrealized appreciation	$63,724,071

(b)	All or a portion of this security has been designated to cover the Fund’s obligations under open TBA transactions.
(c)	Variable rate security. Rate as of September 30, 2012 is disclosed.
(d)	The Fund’s investment in mortgage related securities of Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Government National Mortgage Association are interests in separate pools of mortgages. All separate investments in securities of each issuer which have the same coupon rate have been aggregated for the purpose of presentation in the Portfolio of Investments.
(e)	Delayed delivery. See Note 2 of Notes to Financial Statements.
(f)	Position is unsettled. Contract rate was not determined at September 30, 2012 and does not take effect until settlement date.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2012, the value of Rule 144A holdings amounted to $215,056,531 or 15.4% of net assets.
ABS	Asset-Backed Securities
ARMs	Adjustable Rate Mortgages
EMTN	Euro Medium Term Note
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association

See accompanying notes to financial statements.

|  36

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Core Plus Bond Fund – (continued)

GMTN	Global Medium Term Note
GNMA	Government National Mortgage Association
MTN	Medium Term Note
TBA	To Be Announced

EUR	Euro
MXN	Mexican Peso

Industry Summary at September 30, 2012 (Unaudited)

Treasuries	18.2%
Mortgage Related	16.1
Banking	5.9
Non-Captive Diversified	5.2
Government Owned — No Guarantee	5.1
Commercial Mortgage-Backed Securities	4.8
Wirelines	4.4
Automotive	3.4
Oil Field Services	2.6
Technology	2.2
Independent Energy	2.1
ABS Car Loan	2.1
Pipelines	2.0
Other Investments, less than 2% each	22.1
Short-Term Investments	5.6

Total Investments	101.8
Other assets less liabilities	(1.8)

Net Assets	100.0%

See accompanying notes to financial statements.

37  |

Portfolio of Investments – as of September 30, 2012

Loomis Sayles High Income Fund

Principal Amount (‡)	Description	Value (†)
Bonds and Notes — 83.2% of Net Assets
Non-Convertible Bonds — 74.2%
	ABS Car Loan — 0.2%
$350,000	DSC Floorplan Master Owner Trust, Series 2011-1, Class B, 8.110%, 3/15/2016, 144A	$354,484

	ABS Home Equity — 1.3%
200,000	Ameriquest Mortgage Securities, Inc., Series 2005-R11, Class M1, 0.667%, 1/25/2036(b)	159,037
600,000	Ameriquest Mortgage Securities, Inc., Series 2005-R7, Class M2, 0.717%, 9/25/2035(b)	354,318
124,367	Citimortgage Alternative Loan Trust, Series 2006-A3, Class 1A7, 6.000%, 7/25/2036	94,398
369,992	Countrywide Alternative Loan Trust, Series 2006-J4, Class 1A3, 6.250%, 7/25/2036	251,306
218,897	Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-11, Class 4A1, 0.487%, 4/25/2035(b)	158,174
440,374	GMAC Mortgage Corp. Loan Trust, Series 2005-AR4, Class 3A1, 3.586%, 7/19/2035(b)	400,528
92,623	GSR Mortgage Loan Trust, Series 2004-14, Class 3A1, 2.893%, 12/25/2034(b)	79,116
134,335	JP Morgan Alternative Loan Trust, Series 2006-A1, Class 5A1, 5.172%, 3/25/2036(b)	104,345
205,695	Lehman Mortgage Trust, Series 2006-1, Class 3A5, 5.500%, 2/25/2036	201,456
396,848	MASTR Asset Securitization Trust, Series 2007-1, Class 1A4, 6.500%, 11/25/2037	362,094
141,781	New York Mortgage Trust, Series 2006-1, Class 2A2, 2.951%, 5/25/2036(b)	117,474
575,000	Park Place Securities, Inc., Series 2005-WCW2, Class M1, 0.717%, 7/25/2035(b)	486,537
137,739	WaMu Mortgage Pass Through Certificates, Series 2007-OA3, Class 2A1A, 0.908%, 4/25/2047(b)	113,354

		2,882,137

	ABS Other — 0.2%
402,726	Sierra Receivables Funding Co. LLC, Series 2011-3A, Class C, 9.310%, 7/20/2028, 144A	402,680

	Aerospace & Defense — 0.3%
800,000	Meccanica Holdings USA, Inc., 6.250%, 1/15/2040, 144A	655,555
100,000	Meccanica Holdings USA, Inc., 7.375%, 7/15/2039, 144A	88,493

		744,048

	Airlines — 1.1%
2,005,000	Air Canada, 9.250%, 8/01/2015, 144A	2,085,200
30,000	Air Canada, 12.000%, 2/01/2016, 144A	29,325
19,836	Continental Airlines Pass Through Trust, Series 1997-4, Class B, 6.900%, 7/02/2018	20,630
198,446	Continental Airlines Pass Through Trust, Series 2001-1, Class B, 7.373%, 6/15/2017	212,595
171,704	Continental Airlines Pass Through Trust, Series 2007-1, Class B, 6.903%, 10/19/2023	180,279

		2,528,029

See accompanying notes to financial statements.

|  38

Portfolio of Investments – as of September 30, 2012

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Automotive — 1.0%
$2,190,000	Goodyear Tire & Rubber Co. (The), 7.000%, 5/15/2022	$2,321,400

	Banking — 2.4%
820,000	HBOS PLC, 6.000%, 11/01/2033, 144A	695,893
1,400,000	HBOS PLC, GMTN, 6.750%, 5/21/2018, 144A	1,421,000
900,000	Morgan Stanley, GMTN, 7.625%, 3/03/2016, (AUD)	988,972
1,000,000	Royal Bank of Scotland Group PLC, 4.700%, 7/03/2018	965,139
65,000	Royal Bank of Scotland Group PLC, 5.250%, 6/29/2049, (EUR)	52,205
740,000	Royal Bank of Scotland Group PLC, 5.500%, 11/29/2049, (EUR)	613,544
200,000	Royal Bank of Scotland PLC (The), EMTN, 6.934%, 4/09/2018, (EUR)	261,531
250,000	Societe Generale, S.A., (fixed rate to 9/04/2019, variable rate thereafter), 9.375%, 9/29/2049, (EUR)	328,491

		5,326,775

	Building Materials — 2.8%
50,000	Masco Corp., 6.500%, 8/15/2032	51,776
360,000	Masco Corp., 7.125%, 3/15/2020	409,794
345,000	Masco Corp., 7.750%, 8/01/2029	364,465
845,000	Masonite International Corp., 8.250%, 4/15/2021, 144A	891,475
1,300,000	Ply Gem Industries, Inc., 8.250%, 2/15/2018	1,356,875
2,955,000	USG Corp., 6.300%, 11/15/2016	2,984,550
100,000	USG Corp., 8.375%, 10/15/2018, 144A	108,500
75,000	USG Corp., 9.750%, 1/15/2018	81,000

		6,248,435

	Chemicals — 2.2%
1,490,000	Hercules, Inc., 6.500%, 6/30/2029	1,363,350
850,000	Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, 8.875%, 2/01/2018	873,375
420,000	JM Huber Corp., 9.875%, 11/01/2019, 144A	471,450
778,754	Reichhold Industries, Inc., 9.000%, 5/08/2017, 144A(c)(d)	607,428
1,600,000	Tronox Finance LLC, 6.375%, 8/15/2020, 144A	1,616,000

		4,931,603

	Collateralized Mortgage Obligations — 1.9%
332,867	Adjustable Rate Mortgage Trust, Series 2005-10, Class 5A1, 0.477%, 1/25/2036(b)	250,005
146,982	American Home Mortgage Investment Trust, Series 2004-3, Class 3A, 2.559%, 10/25/2034(b)	123,583
348,752	American Home Mortgage Investment Trust, Series 2005-2, Class 4A1, 2.155%, 9/25/2045(b)	308,931
365,950	American Home Mortgage Investment Trust, Series 2006-1, Class 11A1, 0.357%, 3/25/2046(b)	273,306
73,561	Banc of America Mortgage Securities, Inc., Series 2005-A, Class 2A1, 3.004%, 2/25/2035(b)	70,375
562,764	Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-11, Class 3A3, 2.836%, 4/25/2035(b)	317,673
526,908	GSAA Home Equity Trust, Series 2006-20, Class 1A1, 0.287%, 12/25/2046(b)	241,713
533,501	Lehman Mortgage Trust, Series 2005-3, Class 1A6, 0.717%, 1/25/2036(b)	351,305
533,644	Lehman XS Trust, Series 2007-10H, Class 1A11, 0.337%, 7/25/2037(b)(e)	289,457

See accompanying notes to financial statements.

39  |

Portfolio of Investments – as of September 30, 2012

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Collateralized Mortgage Obligations — continued
$347,083	MASTR Adjustable Rate Mortgages Trust, Series 2005-2, Class 3A1, 2.878%, 3/25/2035(b)	$260,552
642,226	MASTR Adjustable Rate Mortgages Trust, Series 2007-1, Class I2A1, 0.377%, 1/25/2047(b)	410,533
606,349	Merrill Lynch Alternative Note Asset, Series 2007-F1, Class 2A7, 6.000%, 3/25/2037	400,793
555,069	Residential Accredit Loans, Inc., Series 2006-QS6, Class 1A16, 6.000%, 6/25/2036	406,728
462,145	Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2006-AR6, Class 2A, 1.108%, 8/25/2046(b)	243,037
582,633	Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2007-OC1, Class A1, 0.457%, 1/25/2047(b)	306,290

		4,254,281

	Commercial Mortgage-Backed Securities — 1.2%
494,758	GMAC Mortgage Corp. Loan Trust, Series 2005-AR3, Class 2A1, 3.415%, 6/19/2035(b)	492,922
1,690,000	GS Mortgage Securities Corp. II, Series 2007-GG10, Class AM, 5.983%, 8/10/2045(b)	1,574,019
125,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LDPX, Class AM, 5.464%, 1/15/2049	127,228
525,000	Morgan Stanley Capital I Trust, Series 2007-HQ12, Class AM, 5.759%, 4/12/2049(b)	510,637

		2,704,806

	Construction Machinery — 0.6%
205,000	UR Financing Escrow Corp., 7.625%, 4/15/2022, 144A	224,475
200,000	Urbi Desarrollos Urbanos SAB de CV, 9.500%, 1/21/2020, 144A	176,000
1,100,000	Urbi Desarrollos Urbanos SAB de CV, 9.750%, 2/03/2022, 144A	968,000

		1,368,475

	Consumer Cyclical Services — 0.4%
1,035,000	ServiceMaster Co. (The), 7.450%, 8/15/2027	861,638

	Consumer Products — 0.9%
2,040,000	Visant Corp., 10.000%, 10/01/2017	2,019,600

	Diversified Manufacturing — 0.2%
400,000	Votorantim Cimentos S.A., 7.250%, 4/05/2041, 144A	431,000

	Electric — 1.8%
18,060	AES Red Oak LLC, Series A, 8.540%, 11/30/2019	19,279
375,000	Dynegy Holdings, Inc., 7.125%, 5/15/2018(f)	212,813
180,000	Dynegy Holdings, Inc., 7.625%, 10/15/2026(f)	100,800
815,000	Dynegy Holdings, Inc., 7.750%, 6/01/2019(f)	460,475
1,395,000	EDP Finance BV, 4.900%, 10/01/2019, 144A	1,297,350
200,000	EDP Finance BV, 6.000%, 2/02/2018, 144A	199,644
455,000	Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc., 11.750%, 3/01/2022, 144A	483,437
140,000	NGC Corp. Capital Trust I, Series B, 8.316%, 6/01/2027(d)(f)	18,200

See accompanying notes to financial statements.

|  40

Portfolio of Investments – as of September 30, 2012

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Electric — continued
$515,000	Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc., 11.500%, 10/01/2020, 144A	$402,987
1,015,000	TXU Corp., Series Q, 6.500%, 11/15/2024	603,925
370,000	TXU Corp., Series R, 6.550%, 11/15/2034	201,650

		4,000,560

	Environmental — 0.1%
255,000	ADS Waste Holdings, Inc., 8.250%, 10/01/2020, 144A	260,100

	Food & Beverage — 0.6%
1,020,000	Del Monte Corp., 7.625%, 2/15/2019	1,049,325
400,000	Marfrig Overseas Ltd., 9.500%, 5/04/2020, 144A	330,600

		1,379,925

	Gaming — 1.6%
740,000	MGM Resorts International, 6.750%, 10/01/2020, 144A	740,000
1,360,000	MGM Resorts International, 7.500%, 6/01/2016	1,455,200
1,250,000	MGM Resorts International, 7.625%, 1/15/2017	1,325,000

		3,520,200

	Healthcare — 1.9%
555,000	DJO Finance LLC/DJO Finance Corp., 9.875%, 4/15/2018, 144A	548,062
165,000	HCA, Inc., 7.050%, 12/01/2027	155,925
640,000	HCA, Inc., 7.500%, 12/15/2023	646,400
470,000	HCA, Inc., 7.690%, 6/15/2025	477,050
480,000	HCA, Inc., 8.360%, 4/15/2024	502,800
800,000	HCA, Inc., MTN, 7.580%, 9/15/2025	804,000
515,000	HCA, Inc., MTN, 7.750%, 7/15/2036	511,138
635,000	Tenet Healthcare Corp., 6.875%, 11/15/2031	568,325

		4,213,700

	Home Construction — 5.8%
845,000	Beazer Homes USA, Inc., 9.125%, 6/15/2018	853,450
1,132,000	Beazer Homes USA, Inc., 9.125%, 5/15/2019	1,137,660
600,000	Corp GEO SAB de CV, 8.875%, 3/27/2022, 144A	613,500
975,000	Desarrolladora Homex SAB de CV, 9.750%, 3/25/2020, 144A	994,500
500,000	K. Hovnanian Enterprises, Inc., 9.125%, 11/15/2020, 144A	503,125
305,000	K. Hovnanian Enterprises, Inc., 10.625%, 10/15/2016	330,734
2,580,000	KB Home, 7.250%, 6/15/2018	2,779,950
1,850,000	Lennar Corp., 6.950%, 6/01/2018	2,044,250
3,135,000	Pulte Group, Inc., 6.000%, 2/15/2035	2,837,175
495,000	Pulte Group, Inc., 6.375%, 5/15/2033	460,350
380,000	Pulte Group, Inc., 7.875%, 6/15/2032	395,200
70,000	Standard Pacific Corp., 8.375%, 1/15/2021	79,888

		13,029,782

	Independent Energy — 3.2%
30,000	Chesapeake Energy Corp., 6.625%, 8/15/2020	30,938
405,000	Chesapeake Energy Corp., 6.875%, 11/15/2020	427,275
1,365,000	Connacher Oil and Gas Ltd., 8.500%, 8/01/2019, 144A	1,173,900

See accompanying notes to financial statements.

41  |

Portfolio of Investments – as of September 30, 2012

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Independent Energy — continued
$685,000	Halcon Resources Corp., 9.750%, 7/15/2020, 144A	$700,412
3,200,000	OGX Austria GmbH, 8.375%, 4/01/2022, 144A	2,784,000
200,000	OGX Austria GmbH, 8.500%, 6/01/2018, 144A	180,000
810,000	SandRidge Energy, Inc., 7.500%, 3/15/2021	834,300
200,000	SandRidge Energy, Inc., 7.500%, 2/15/2023, 144A	206,000
675,000	SandRidge Energy, Inc., 8.125%, 10/15/2022, 144A	718,875

		7,055,700

	Life Insurance — 0.5%
860,000	American International Group, Inc., (fixed rate to 5/15/2038, variable rate thereafter), 8.175%, 5/15/2068	1,052,425

	Lodging — 0.1%
180,000	Royal Caribbean Cruises Ltd., 7.500%, 10/15/2027	190,350

	Media Non-Cable — 3.3%
1,565,000	Clear Channel Communications, Inc., 5.500%, 9/15/2014	1,408,500
1,000,000	Clear Channel Worldwide Holdings, Inc., 7.625%, 3/15/2020	975,000
2,905,000	Intelsat Luxembourg S.A., 11.250%, 2/04/2017	3,072,037
1,100,000	R.R. Donnelley & Sons Co., 7.250%, 5/15/2018	1,091,750
915,000	R.R. Donnelley & Sons Co., 8.250%, 3/15/2019	928,725

		7,476,012

	Metals & Mining — 3.4%
2,340,000	ArcelorMittal, 7.000%, 3/01/2041	2,103,653
2,100,000	Arch Coal, Inc., 7.250%, 6/15/2021	1,753,500
35,000	Essar Steel Algoma, Inc., 9.375%, 3/15/2015, 144A	33,338
780,000	Essar Steel Algoma, Inc., 9.875%, 6/15/2015, 144A	618,150
330,000	FMG Resources August 2006 Pty Ltd., 6.875%, 4/01/2022, 144A	301,950
3,130,000	United States Steel Corp., 6.650%, 6/01/2037	2,629,200
225,000	United States Steel Corp., 7.500%, 3/15/2022	222,187

		7,661,978

	Mortgage Related — 2.7%
5,683,691	FHLMC, 3.500%, 8/01/2042	6,105,972

	Non-Captive Consumer — 2.2%
1,605,000	Residential Capital LLC, 9.625%, 5/15/2015(f)	1,607,006
1,920,000	Springleaf Finance Corp., MTN, 5.750%, 9/15/2016	1,657,191
2,000,000	Springleaf Finance Corp., Series J, MTN, 6.900%, 12/15/2017	1,700,000

		4,964,197

	Non-Captive Diversified — 2.7%
1,825,000	Air Lease Corp., 4.500%, 1/15/2016, 144A	1,825,000
240,000	Aircastle Ltd., 7.625%, 4/15/2020	265,800
1,620,000	Ally Financial, Inc., 8.000%, 11/01/2031	1,888,920
1,045,000	International Lease Finance Corp., 8.625%, 1/15/2022	1,261,837
100,000	iStar Financial, Inc., 5.850%, 3/15/2017	95,000
135,000	iStar Financial, Inc., 5.875%, 3/15/2016	130,275
15,000	iStar Financial, Inc., Series B, 5.950%, 10/15/2013	15,000

See accompanying notes to financial statements.

|  42

Portfolio of Investments – as of September 30, 2012

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Non-Captive Diversified — continued
$585,000	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 7.375%, 10/01/2017, 144A	$596,700

		6,078,532

	Oil Field Services — 0.2%
515,000	Global Geophysical Services, Inc., 10.500%, 5/01/2017	491,825

	Packaging — 1.6%
3,000,000	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) S.A., 8.250%, 2/15/2021	2,977,500
755,000	Sealed Air Corp., 6.875%, 7/15/2033, 144A	709,700

		3,687,200

	Pharmaceuticals — 1.3%
450,000	Valeant Pharmaceuticals International, 6.375%, 10/15/2020, 144A	459,000
140,000	Valeant Pharmaceuticals International, 6.750%, 8/15/2021, 144A	145,250
530,000	Valeant Pharmaceuticals International, 7.250%, 7/15/2022, 144A	558,487
1,690,000	VPI Escrow Corp., 6.375%, 10/15/2020, 144A	1,723,800

		2,886,537

	Pipelines — 1.0%
615,000	NGPL PipeCo LLC, 7.768%, 12/15/2037, 144A	615,000
655,000	NGPL PipeCo LLC, 9.625%, 6/01/2019, 144A	746,700
215,000	Rockies Express Pipeline LLC, 3.900%, 4/15/2015, 144A	211,775
785,000	Rockies Express Pipeline LLC, 6.875%, 4/15/2040, 144A	686,875

		2,260,350

	Retailers — 2.3%
40,000	Dillard’s, Inc., 7.000%, 12/01/2028	39,800
435,000	Dillard’s, Inc., 7.750%, 7/15/2026	449,681
205,000	Dillard’s, Inc., 7.750%, 5/15/2027	210,125
35,000	Dillard’s, Inc., 7.875%, 1/01/2023	37,450
3,630,000	J.C. Penney Corp., Inc., 6.375%, 10/15/2036	2,962,987
250,000	J.C. Penney Corp., Inc., 7.400%, 4/01/2037	224,063
1,440,000	Toys R Us, Inc., 7.375%, 10/15/2018	1,292,400

		5,216,506

	Sovereigns — 0.9%
1,050,000	Republic of Brazil, 8.500%, 1/05/2024, (BRL)	605,993
2,250,000	Republic of Brazil, 10.250%, 1/10/2028, (BRL)	1,451,166

		2,057,159

	Supermarkets — 0.6%
315,000	American Stores Co., 8.000%, 6/01/2026	267,750
955,000	New Albertson’s, Inc., 7.750%, 6/15/2026	584,938
735,000	New Albertson’s, Inc., Series C, MTN, 6.625%, 6/01/2028	396,900

		1,249,588

	Supranational — 0.5%
2,000,000	European Bank for Reconstruction & Development, EMTN, 9.000%, 4/28/2014, (BRL)	1,036,656

See accompanying notes to financial statements.

43  |

Portfolio of Investments – as of September 30, 2012

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Technology — 2.0%
$1,485,000	Alcatel-Lucent USA, Inc., 6.450%, 3/15/2029	$972,675
1,930,000	Alcatel-Lucent USA, Inc., 6.500%, 1/15/2028	1,254,500
310,000	Amkor Technology, Inc., 6.375%, 10/01/2022, 144A	305,350
85,000	Amkor Technology, Inc., 6.625%, 6/01/2021	86,275
1,460,000	First Data Corp., 8.250%, 1/15/2021, 144A	1,456,350
305,000	Freescale Semiconductor, Inc., 8.050%, 2/01/2020	300,425

		4,375,575

	Textile — 2.0%
1,925,000	Hanesbrands, Inc., 6.375%, 12/15/2020	2,088,625
2,605,000	Jones Group, Inc. (The), 6.125%, 11/15/2034	2,136,100
175,000	Jones Group, Inc./Apparel Group Holdings/Apparel Group USA/Footwear Accessories Retail, 6.875%, 3/15/2019	180,687

		4,405,412

	Transportation Services — 0.3%
275,000	APL Ltd., 8.000%, 1/15/2024(d)	234,438
640,000	Overseas Shipholding Group, 7.500%, 2/15/2024	358,400

		592,838

	Treasuries — 8.1%
7,425,000	Canadian Government, 3.000%, 12/01/2015, (CAD)(g)	7,978,457
150,000	Ireland Government Bond, 4.500%, 10/18/2018, (EUR)	191,732
375,000	Ireland Government Bond, 4.500%, 4/18/2020, (EUR)	463,582
930,000	Ireland Government Bond, 5.400%, 3/13/2025, (EUR)	1,187,040
65,000	Italy Buoni Poliennali Del Tesoro, 5.000%, 8/01/2034, (EUR)	75,860
60,000	Italy Buoni Poliennali Del Tesoro, 5.250%, 11/01/2029, (EUR)	74,469
55,000	Italy Buoni Poliennali Del Tesoro, 5.750%, 2/01/2033, (EUR)	70,552
301,500(††)	Mexican Fixed Rate Bonds, Series M-20, 8.000%, 12/07/2023, (MXN)	2,845,960
10,000,000	Philippine Government International Bond, 4.950%, 1/15/2021, (PHP)	252,901
120,000,000	Philippine Government International Bond, 6.250%, 1/14/2036, (PHP)	3,196,692
400,000	Portugal Obrigacoes do Tesouro OT, 4.950%, 10/25/2023, (EUR)	367,370
1,435,000	Spain Government Bond, 4.650%, 7/30/2025, (EUR)	1,557,519

		18,262,134

	Wireless — 2.8%
900,000	Bakrie Telecom Pte Ltd., 11.500%, 5/07/2015, 144A	405,000
955,000	Clearwire Communications LLC/Clearwire Finance, Inc., 12.000%, 12/01/2015, 144A	945,450
795,000	SBA Communications Corp., 5.625%, 10/01/2019, 144A	808,912
4,236,000	Sprint Capital Corp., 6.875%, 11/15/2028	3,897,120
5,000	Sprint Capital Corp., 6.900%, 5/01/2019	5,188
285,000	Sprint Capital Corp., 8.750%, 3/15/2032	294,975

		6,356,645

	Wirelines — 4.0%
665,000	Axtel SAB de CV, 9.000%, 9/22/2019, 144A	412,300
130,000	Cincinnati Bell Telephone Co. LLC, 6.300%, 12/01/2028	118,300
1,105,000	Cincinnati Bell, Inc., 8.750%, 3/15/2018	1,121,575
735,000	Frontier Communications Corp., 9.000%, 8/15/2031	784,612

See accompanying notes to financial statements.

|  44

Portfolio of Investments – as of September 30, 2012

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Wirelines — continued
$605,000	Level 3 Communications, Inc., 8.875%, 6/01/2019, 144A	$635,250
1,090,000	Level 3 Financing, Inc., 7.000%, 6/01/2020, 144A	1,100,900
940,000	Level 3 Financing, Inc., 8.125%, 7/01/2019	998,750
350,000	Portugal Telecom International Finance BV, EMTN, 4.500%, 6/16/2025, (EUR)	359,814
250,000	Portugal Telecom International Finance BV, EMTN, 5.000%, 11/04/2019, (EUR)	296,397
300,000	Portugal Telecom International Finance BV, EMTN, 5.625%, 2/08/2016, (EUR)	383,587
25,000	Telecom Italia Capital S.A., 6.000%, 9/30/2034	22,125
15,000	Telecom Italia Capital S.A., 6.375%, 11/15/2033	13,688
1,575,000	Telefonica Emisiones SAU, 5.134%, 4/27/2020	1,545,469
75,000	Telefonica Emisiones SAU, 5.462%, 2/16/2021	73,500
1,125,000	Telefonica Emisiones SAU, 7.045%, 6/20/2036	1,096,875

		8,963,142

	Total Non-Convertible Bonds (Identified Cost $158,926,360)	166,210,391

Convertible Bonds — 9.0%
	Automotive — 1.6%
1,465,000	ArvinMeritor, Inc., (Step to Zero Coupon on 2/15/2019), 4.000%, 2/15/2027(h)	1,090,509
1,760,000	Ford Motor Co., 4.250%, 11/15/2016	2,427,700

		3,518,209

	Brokerage — 0.7%
1,714,000	Jefferies Group, Inc., 3.875%, 11/01/2029	1,651,867

	Construction Machinery — 0.3%
555,000	Ryland Group, Inc. (The), 1.625%, 5/15/2018	663,225

	Diversified Manufacturing — 0.6%
1,325,000	Trinity Industries, Inc., 3.875%, 6/01/2036	1,368,891

	Home Construction — 0.3%
70,000	Lennar Corp., 2.000%, 12/01/2020, 144A	94,412
575,000	Standard Pacific Corp., 1.250%, 8/01/2032	632,500

		726,912

	Independent Energy — 0.3%
760,000	Chesapeake Energy Corp., 2.500%, 5/15/2037	682,575
105,000	Chesapeake Energy Corp., 2.750%, 11/15/2035	99,947

		782,522

	Metals & Mining — 0.5%
1,060,000	Peabody Energy Corp., 4.750%, 12/15/2066	893,050
165,000	Steel Dynamics, Inc., 5.125%, 6/15/2014	172,528

		1,065,578

	Pharmaceuticals — 0.8%
1,370,000	Vertex Pharmaceuticals, Inc., 3.350%, 10/01/2015	1,759,594

	Technology — 3.6%
3,780,000	Ciena Corp., 0.875%, 6/15/2017	3,253,162
145,000	Ciena Corp., 3.750%, 10/15/2018, 144A	152,250

See accompanying notes to financial statements.

45  |

Portfolio of Investments – as of September 30, 2012

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Technology — continued
$40,000	Ciena Corp., 4.000%, 3/15/2015, 144A	$43,050
2,700,000	Intel Corp., 2.950%, 12/15/2035	2,936,250
620,000	Micron Technology, Inc., Series B, 1.875%, 8/01/2031	545,988
1,185,000	Micron Technology, Inc., Series C, 2.375%, 5/01/2032, 144A	1,107,975
80,000	SanDisk Corp., 1.500%, 8/15/2017	90,550

		8,129,225

	Textile — 0.3%
570,000	Iconix Brand Group, Inc., 2.500%, 6/01/2016, 144A	566,438

	Total Convertible Bonds (Identified Cost $18,822,515)	20,232,461

	Total Bonds and Notes (Identified Cost $177,748,875)	186,442,852

Senior Loans — 0.3%
	Independent Energy — 0.1%
250,000	Chesapeake Energy Corporation, Unsecured Term Loan, 8.500%, 12/01/2017(b)	250,638

	Media Non-Cable — 0.1%
287,807	SuperMedia, Inc., Exit Term Loan, 11.000%, 12/31/2015(b)	188,033

	Wirelines — 0.1%
359,042	FairPoint Communications, Inc., New Term Loan B, 6.501%, 1/22/2016(i)	336,537

	Total Senior Loans (Identified Cost $985,423)	775,208

Shares
Preferred Stocks — 3.1%
Convertible Preferred Stocks — 1.9%
	Automotive — 1.3%
73,400	General Motors Co., Series B, 4.750%	2,736,352
2,500	Goodyear Tire & Rubber Co. (The), 5.875%	110,425

		2,846,777

	Banking — 0.0%
94	Bank of America Corp., Series L, 7.250%	102,460

	Construction Machinery — 0.1%
2,213	United Rentals Trust I, 6.500%	107,123

	Pipelines — 0.5%
20,675	El Paso Energy Capital Trust I, 4.750%	1,123,479

	Total Convertible Preferred Stocks (Identified Cost $4,630,096)	4,179,839

See accompanying notes to financial statements.

|  46

Portfolio of Investments – as of September 30, 2012

Loomis Sayles High Income Fund – (continued)

Shares	Description	Value (†)
Non-Convertible Preferred Stocks — 1.2%
	Non-Captive Diversified — 1.2%
965	Ally Financial, Inc., Series G, 7.000%, 144A	$902,728
78,785	Ally Financial, Inc., Series A, (fixed rate to 5/15/2016, variable rate thereafter), 8.500%	1,927,081

		2,829,809

	Total Non-Convertible Preferred Stocks (Identified Cost $2,862,039)	2,829,809

	Total Preferred Stocks (Identified Cost $7,492,135)	7,009,648

Common Stocks — 1.4%
	Automobiles — 0.3%
53,720	Ford Motor Co.	529,679

	Chemicals — 0.0%
1,087	Ashland, Inc.	77,829

	Diversified Telecommunication Services — 0.0%
593	Hawaiian Telcom Holdco, Inc.(j)	10,514

	Gas Utilities — 0.4%
17,600	National Fuel Gas Co.	951,104

	Household Durables — 0.3%
46,500	KB Home	667,275

	Oil, Gas & Consumable Fuels — 0.2%
14,882	Kinder Morgan, Inc.	528,609

	Pharmaceuticals — 0.2%
6,875	Merck & Co., Inc.	310,062

	Total Common Stocks (Identified Cost $2,691,669)	3,075,072

Warrants — 0.0%
10,023	FairPoint Communications, Inc., Expiration on 1/24/2018 at $48.81(d)(j)(k)	—
22,512	Kinder Morgan, Inc., Expiration on 5/25/2017 at $40.00(j)	78,567

	Total Warrants (Identified Cost $29,892)	78,567

See accompanying notes to financial statements.

47  |

Portfolio of Investments – as of September 30, 2012

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
Short-Term Investments — 12.5%
$20,787	Repurchase Agreement with State Street Bank and Trust Company, dated 9/28/2012 at 0.010% to be repurchased at $20,787 on 10/01/2012 collateralized by $20,000 U.S. Treasury Bond, 5.250%, due 2/15/2029 valued at $28,176 including accrued interest (Note 2 of Notes to Financial Statements)	$20,787
27,938,065	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/28/2012 at 0.010% to be repurchased at $27,938,088 on 10/01/2012 collateralized by $27,140,000 Federal National Mortgage Association, 2.750% due 4/16/2019 valued at $28,497,000 including accrued interest (Note 2 of Notes to Financial Statements)	27,938,065

	Total Short-Term Investments (Identified Cost $27,958,852)	27,958,852

	Total Investments — 100.5% (Identified Cost $216,906,846)(a)	225,340,199
	Other assets less liabilities — (0.5)%	(1,124,375)

	Net Assets — 100.0%	$224,215,824

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 100.
(a)	Federal Tax Information:
	At September 30, 2012, the net unrealized appreciation on investments based on a cost of $217,620,641 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$13,568,969
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(5,849,411)

	Net unrealized appreciation	$7,719,558

(b)	Variable rate security. Rate as of September 30, 2012 is disclosed.
(c)	All or a portion of interest payment is paid-in-kind.
(d)	Illiquid security. At September 30, 2012, the value of these securities amounted to $860,066 or 0.4% of net assets.
(e)	The issuer is making partial payments with respect to interest and/or principal. Income is not being accrued.
(f)	The issuer is in default with respect to interest and/or principal payments. Income is not being accrued.
(g)	All or a portion of this security has been designated to cover the Fund’s obligations under open forward foreign currency contracts.
(h)	Coupon rate is a fixed rate for an initial period then resets at a specified date and rate.
(i)	Variable rate security. Rate shown represents the weighted average rate of underlying contracts at September 30, 2012.
(j)	Non-income producing security.
(k)	Fair valued security by the Fund’s investment adviser.

See accompanying notes to financial statements.

|  48

Portfolio of Investments – as of September 30, 2012

Loomis Sayles High Income Fund – (continued)

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2012, the value of Rule 144A holdings amounted to $41,531,540 or 18.5% of net assets.
ABS	Asset-Backed Securities
EMTN	Euro Medium Term Note
FHLMC	Federal Home Loan Mortgage Corp.
GMTN	Global Medium Term Note
MTN	Medium Term Note

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
EUR	Euro
MXN	Mexican Peso
PHP	Philippine Peso

At September 30, 2012, the Fund had the following open forward foreign currency contracts:

Contract to Buy/Sell[1]	Delivery Date	Currency	Units	Notional Value	Unrealized Appreciation (Depreciation)
Sell	10/31/2012	Euro	770,000	989,769	$189
Sell	10/31/2012	Euro	4,100,000	5,270,200	(243,423)

Total					$(243,234)

1 Counterparty is Barclays Bank PLC.

See accompanying notes to financial statements.

49  |

Portfolio of Investments – as of September 30, 2012

Loomis Sayles High Income Fund – (continued)

Industry Summary at September 30, 2012 (Unaudited)

Treasuries	8.1%
Home Construction	6.1
Technology	5.6
Wirelines	4.1
Non-Captive Diversified	3.9
Metals & Mining	3.9
Automotive	3.9
Independent Energy	3.6
Media Non-Cable	3.4
Wireless	2.8
Building Materials	2.8
Mortgage Related	2.7
Banking	2.4
Retailers	2.3
Textile	2.3
Pharmaceuticals	2.3
Chemicals	2.2
Non-Captive Consumer	2.2
Other Investments, less than 2% each	23.4
Short-Term Investments	12.5

Total Investments	100.5
Other assets less liabilities (including open forward foreign currency contracts)	(0.5)

Net Assets	100.0%

See accompanying notes to financial statements.

|  50

Portfolio of Investments – as of September 30, 2012

Loomis Sayles International Bond Fund

Principal Amount (‡)	Description	Value (†)
Bonds and Notes — 96.1% of Net Assets
	Belgium — 1.9%
260,000	Belgium Government Bond, 3.500%, 6/28/2017, (EUR)	$368,092

	Brazil — 2.8%
350,000	Republic of Brazil, 8.500%, 1/05/2024, (BRL)	201,998
100,000	Telemar Norte Leste S.A., 5.125%, 12/15/2017, 144A, (EUR)	134,239
200,000	Votorantim Cimentos S.A., 7.250%, 4/05/2041, 144A	215,500

		551,737

	Canada — 5.7%
75,000	Canada Government International Bond, 3.500%, 1/13/2020, (EUR)(b)	114,100
285,000	Canadian Government, 3.000%, 12/01/2015, (CAD)	306,244
85,000	Methanex Corp., 5.250%, 3/01/2022	90,806
150,000	Province of Quebec Canada, EMTN, 3.375%, 6/20/2016, (EUR)	211,868
200,000	Province of Quebec Canada, Series 169, EMTN, 3.625%, 2/10/2015, (EUR)	276,625
95,000	Shaw Communications, Inc., 5.650%, 10/01/2019, (CAD)	108,844

		1,108,487

	Denmark — 0.6%
645,000	Kingdom of Denmark, 4.000%, 11/15/2015, (DKK)	124,699

	Finland — 2.7%
390,000	Finland Government Bond, 1.875%, 4/15/2017, (EUR)	529,799

	France — 6.8%
50,000	AXA S.A., EMTN, (fixed rate to 4/16/2020, variable rate thereafter), 5.250%, 4/16/2040, (EUR)	58,825
530,000	France Government Bond OAT, 3.000%, 4/25/2022, (EUR)(b)	728,956
325,000	France Government Bond OAT, 3.750%, 4/25/2021, (EUR)	476,500
50,000	Lafarge S.A., EMTN, 5.375%, 6/26/2017, (EUR)	67,771

		1,332,052

	Germany — 4.0%
340,000	Bundesobligation, 1.250%, 10/14/2016, (EUR)(b)	453,931
220,000	Bundesrepublik Deutschland, 3.000%, 7/04/2020, (EUR)	323,605

		777,536

	Ireland — 1.0%
100,000	WPP 2008 Ltd., 6.000%, 4/04/2017, (GBP)	186,576

	Italy — 6.5%
50,000	Enel Finance International S.A., EMTN, 5.625%, 8/14/2024, (GBP)	77,302
50,000	Finmeccanica SpA, EMTN, 4.875%, 3/24/2025, (EUR)	54,615
350,000	Italy Buoni Poliennali Del Tesoro, 4.000%, 2/01/2037, (EUR)	358,779
320,000	Italy Buoni Poliennali Del Tesoro, 4.500%, 8/01/2018, (EUR)(b)	418,026
150,000	Italy Buoni Poliennali Del Tesoro, 4.750%, 5/01/2017, (EUR)	199,222
60,000	Republic of Italy, 6.875%, 9/27/2023	66,218
75,000	Telecom Italia Finance S.A., EMTN, 7.750%, 1/24/2033, (EUR)	102,391

		1,276,553

	Japan — 29.0%
90,000,000	Japan Finance Organization for Municipalities, 1.900%, 6/22/2018, (JPY)	1,261,615

See accompanying notes to financial statements.

51  |

Portfolio of Investments – as of September 30, 2012

Loomis Sayles International Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Japan — continued
43,000,000	Japan Government Five Year Bond, 0.700%, 6/20/2014, (JPY)	$556,609
100,000,000	Japan Government Ten Year Bond, 1.700%, 12/20/2016, (JPY)	1,364,549
72,400,000	Japan Government Ten Year Bond, 1.700%, 9/20/2017, (JPY)(b)	996,614
18,000,000	Japan Government Thirty Year Bond, 2.000%, 9/20/2040, (JPY)	237,733
90,000,000	Japan Government Twenty Year Bond, 1.900%, 12/20/2028, (JPY)	1,233,897

		5,651,017

	Korea — 0.5%
3,600,000	Export-Import Bank of Korea, 4.000%, 11/26/2015, 144A, (PHP)	89,225

	Luxembourg — 0.2%
30,000	FMC Finance VIII, S.A., 6.500%, 9/15/2018, 144A, (EUR)	44,141

	Malaysia — 0.6%
370,000	Malaysia Government Bond, 4.262%, 9/15/2016, (MYR)	125,588

	Mexico — 3.9%
100,000	America Movil SAB de CV, EMTN, 4.125%, 10/25/2019, (EUR)	144,028
45,000	Axtel SAB de CV, 9.000%, 9/22/2019, 144A	27,900
15,000(††)	Mexican Fixed Rate Bonds, Series M, 6.500%, 6/10/2021, (MXN)	126,919
11,500(††)	Mexican Fixed Rate Bonds, Series M-10, 7.750%, 12/14/2017, (MXN)	100,543
37,500(††)	Mexican Fixed Rate Bonds, Series M-30, 8.500%, 11/18/2038, (MXN)	364,082

		763,472

	Netherlands — 0.8%
50,000	EDP Finance BV, EMTN, 4.750%, 9/26/2016, (EUR)	61,684
30,000	Fresenius Finance BV, 4.250%, 4/15/2019, 144A, (EUR)	40,286
50,000	Portugal Telecom International Finance BV, EMTN, 5.000%, 11/04/2019, (EUR)	59,279

		161,249

	Norway — 3.3%
30,000	Eksportfinans ASA, 2.000%, 9/15/2015	28,050
2,205,000	Norwegian Government Bond, 4.250%, 5/19/2017, (NOK)(b)	432,024
595,000	Norwegian Government Bond, 5.000%, 5/15/2015, (NOK)	113,363
370,000	Norwegian Government Bond, 6.500%, 5/15/2013, (NOK)	66,459

		639,896

	Philippines — 0.6%
5,000,000	Philippine Government International Bond, 4.950%, 1/15/2021, (PHP)	126,450

	Poland — 2.3%
605,000	Poland Government Bond, 4.750%, 4/25/2017, (PLN)	193,190
225,000	Poland Government International Bond, EMTN, 2.625%, 5/12/2015, (CHF)	249,426

		442,616

	Singapore — 2.1%
135,000	Singapore Government Bond, 1.625%, 4/01/2013, (SGD)	110,722
360,000	Singapore Government Bond, 2.250%, 7/01/2013, (SGD)	297,657

		408,379

	South Africa — 0.6%
100,000	Edcon Proprietary Ltd., 3.502%, 6/15/2014, 144A, (EUR)(c)	119,510

See accompanying notes to financial statements.

|  52

Portfolio of Investments – as of September 30, 2012

Loomis Sayles International Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	United Kingdom — 10.2%
50,000	British Sky Broadcasting Group PLC, EMTN, 6.000%, 5/21/2027, (GBP)	$98,026
105,000	British Telecommunications PLC, 5.750%, 12/07/2028, (GBP)	202,031
50,000	BSKYB Finance UK PLC, 5.750%, 10/20/2017, (GBP)	93,665
100,000	Standard Chartered Bank, Series 17, EMTN, 5.875%, 9/26/2017, (EUR)	141,430
370,000	United Kingdom Treasury, 1.750%, 1/22/2017, (GBP)	627,798
150,000	United Kingdom Treasury, 4.250%, 3/07/2036, (GBP)	299,157
40,000	United Kingdom Treasury, 4.750%, 12/07/2038, (GBP)	85,870
200,000	United Kingdom Treasury, 5.000%, 3/07/2025, (GBP)	433,432

		1,981,409

	United States — 8.7%
100,000	BA Credit Card Trust, Series 04A1, 4.500%, 6/17/2016, (EUR)	133,037
50,000	Cargill, Inc., EMTN, 5.375%, 3/02/2037, (GBP)	95,119
35,000	Frontier Communications Corp., 7.125%, 1/15/2023	36,400
45,000	HCA, Inc., 8.360%, 4/15/2024	47,137
150,000	HSBC Finance Corp., EMTN, 4.500%, 6/14/2016, (EUR)	211,033
50,000	International Lease Finance Corp., 5.875%, 8/15/2022	51,652
100,000	JPMorgan Chase & Co., EMTN, 4.375%, 1/30/2014, (EUR)	134,497
150,000	Merrill Lynch & Co., Inc., EMTN, 4.625%, 9/14/2018, (EUR)	191,794
30,000	NII Capital Corp., 7.625%, 4/01/2021	23,850
490,000	U.S. Treasury Note, 0.250%, 11/30/2013	490,249
15,000	Valeant Pharmaceuticals International, 6.750%, 8/15/2021, 144A	15,562
100,000	Wachovia Corp., EMTN, 4.375%, 11/27/2018, (EUR)	138,601
100,000	Zurich Finance USA, Inc., EMTN, (fixed rate to 6/15/2015, variable rate thereafter), 4.500%, 6/15/2025, (EUR)	131,718

		1,700,649

	Uruguay — 1.3%
4,270,044	Uruguay Government International Bond, 4.375%, 12/15/2028, (UYU)	245,325

	Total Bonds and Notes (Identified Cost $18,317,973)	18,754,457

Short-Term Investments — 2.7%
518,975	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/28/2012 at 0.010% to be repurchased at $518,975 on 10/01/2012 collateralized by $505,000 Federal National Mortgage Association, 2.750% due 4/16/2019 valued at $530,250 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $518,975)	518,975

	Total Investments — 98.8% (Identified Cost $18,836,948)(a)	19,273,432
	Other assets less liabilities — 1.2%	243,205

	Net Assets — 100.0%	$19,516,637

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 100.

See accompanying notes to financial statements.

53  |

Portfolio of Investments – as of September 30, 2012

Loomis Sayles International Bond Fund – (continued)

(a)	Federal Tax Information:
At September 30, 2012, the net unrealized appreciation on investments based on a cost of $18,914,867 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$506,235
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(147,670)

	Net unrealized appreciation	$358,565

(b)	All or a portion of this security has been designated to cover the Fund’s obligations under open forward foreign currency contracts.
(c)	Variable rate security. Rate as of September 30, 2012 is disclosed.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2012, the value of Rule 144A holdings amounted to $686,363 or 3.5% of net assets.
EMTN	Euro Medium Term Note

BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
PHP	Philippine Peso
PLN	Polish Zloty
SGD	Singapore Dollar
UYU	Uruguayan Peso

At September 30, 2012, the Fund had the following open forward foreign currency contracts:

Contract to Buy/Sell	Delivery Date	Currency	Units	Notional Value	Unrealized Appreciation (Depreciation)
Sell[1]	12/28/2012	British Pound	156,000	251,849	$779
Buy[2]	12/19/2012	Canadian Dollar	650,000	660,010	(50)
Buy[1]	12/19/2012	Euro	215,000	276,517	406
Buy[3]	12/21/2012	Malaysian Ringgit	290,000	94,341	87
Buy[1]	12/10/2012	South Korean Won	630,000,000	564,949	12,657
Buy[4]	12/10/2012	South Korean Won	104,700,000	93,889	2,140

Total					$16,019

See accompanying notes to financial statements.

|  54

Portfolio of Investments – as of September 30, 2012

Loomis Sayles International Bond Fund – (continued)

At September 30, 2012, the Fund had the following open forward cross currency contracts:

Settlement Date	Deliver/Units of Currency		Receive5/Units of Currency		Unrealized Appreciation (Depreciation)
12/12/2012	Norwegian Krone	1,255,000	Euro	170,195	$385

1 Counterparty is Barclays Bank PLC.

2 Counterparty is UBS AG.

3 Counterparty is JP Morgan Chase Bank, N.A.

4 Counterparty is Credit Suisse AG.

5 Counterparty is Deutsche Bank AG.

Industry Summary at September 30, 2012 (Unaudited)

Treasuries	64.9%
Government Guaranteed	6.5
Sovereigns	4.5
Banking	3.1
Local Authorities	2.5
Wirelines	2.2
Media Non-Cable	2.0
Other Investments, less than 2% each	10.4
Short-Term Investments	2.7

Total Investments	98.8
Other assets less liabilities (including open forward foreign currency contracts)	1.2

Net Assets	100.0%

Currency Exposure Summary at September 30, 2012 (Unaudited)

Euro	32.9%
Japanese Yen	29.0
British Pound	11.3
United States Dollar	8.3
Norwegian Krone	3.1
Mexican Peso	3.0
Canadian Dollar	2.1
Singapore Dollar	2.1
Other, less than 2% each	7.0

Total Investments	98.8
Other assets less liabilities (including open forward foreign currency contracts)	1.2

Net Assets	100.0%

See accompanying notes to financial statements.

55  |

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Limited Term Government and Agency Fund

Principal Amount	Description	Value (†)
Bonds and Notes — 90.7% of Net Assets
	ABS Car Loan — 1.6%
$1,380,000	Ally Master Owner Trust, Series 2011-1, Class A2, 2.150%, 1/15/2016	$1,404,797
2,200,000	Avis Budget Rental Car Funding AESOP LLC, Series 2012-3A, Class A, 2.100%, 3/20/2019, 144A	2,244,086
910,000	Credit Acceptance Auto Loan Trust, Series 2012-2A, Class A, 1.520%, 3/16/2020, 144A	910,501
2,500,000	First Investors Auto Owner Trust, Series 2012-2A, Class A2, 1.470%, 5/15/2018, 144A	2,505,607
1,429,593	SNAAC Auto Receivables Trust, Series 2012-1A, Class A, 1.780%, 6/15/2016, 144A	1,432,244
1,960,210	World Omni Auto Receivables Trust, Series 2011-A, Class A3, 1.110%, 5/15/2015	1,969,474

		10,466,709

	ABS Credit Card — 0.5%
985,000	American Express Credit Account Master, Series 2004-2, Class A, 0.391%, 12/15/2016(b)	986,659
2,100,000	World Financial Network Credit Card Master Trust, Series 2010-A, Class A, 3.960%, 4/15/2019	2,271,087

		3,257,746

	ABS Home Equity — 0.1%
455,630	Countrywide Asset-Backed Certificates, Series 2004-S1, Class A3, 5.115%, 2/25/2035(b)	434,170
318,488	Residential Funding Mortgage Securities II, Series 2002-HI5, Class A7, 5.700%, 1/25/2028(b)	304,598

		738,768

	ABS Student Loan — 0.6%
3,745,726	Montana Higher Education Student Assistance Corp., Series 2012-1, Class A1, 0.819%, 9/20/2022(b)	3,745,726

	Collateralized Mortgage Obligations — 14.9%
272,240	Federal Home Loan Mortgage Corp., REMIC, Series 1500, Class FD, 0.990%, 5/15/2023(b)	278,899
177,294	Federal Home Loan Mortgage Corp., REMIC, Series 1552, Class I, 1.090%, 8/15/2023(b)	181,920
1,288,522	Federal Home Loan Mortgage Corp., REMIC, Series 2646, Class FM, 0.621%, 11/15/2032(b)	1,291,905
3,825,000	Federal Home Loan Mortgage Corp., REMIC, Series 2874, Class BC, 5.000%, 10/15/2019	4,222,674
6,280,000	Federal Home Loan Mortgage Corp., REMIC, Series 2931, Class DE, 4.000%, 2/15/2020	6,797,805
5,707,252	Federal Home Loan Mortgage Corp., REMIC, Series 3561, Class W, 5.091%, 6/15/2048(b)	6,311,863
6,947,696	Federal Home Loan Mortgage Corp., REMIC, Series 3620, Class AT, 4.995%, 12/15/2036(b)	7,153,720
200,381	Federal National Mortgage Association, REMIC, Series 1992-162, Class FB, 1.100%, 9/25/2022(b)	205,096

See accompanying notes to financial statements.

|  56

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Limited Term Government and Agency Fund – (continued)

Principal Amount	Description	Value (†)
	Collateralized Mortgage Obligations — continued
$170,750	Federal National Mortgage Association, REMIC, Series 1994-42, Class FD, 1.240%, 4/25/2024(b)	$175,085
8,500,131	Federal National Mortgage Association, REMIC, Series 2008-86, Class LA, 4.729%, 8/25/2038(b)	8,644,114
143,117	Federal National Mortgage Association, REMIC, Series G93-19, Class FD, 1.110%, 4/25/2023(b)	146,525
1,586,187	FHLMC, 2.931%, 12/01/2034(b)	1,707,090
2,361,863	FHLMC, 3.347%, 3/01/2038(b)	2,534,774
2,932,436	FHLMC, 5.319%, 11/01/2038(b)	3,176,978
6,000,000	FHLMC Multifamily Structured Pass Through Certificates, Series K006, Class A2, 4.251%, 1/25/2020	6,976,824
4,305,000	FHLMC Multifamily Structured Pass Through Certificates, Series K014, Class A2, 3.871%, 4/25/2021	4,932,833
3,535,000	FHLMC Multifamily Structured Pass Through Certificates, Series K703, Class A2, 2.699%, 5/25/2018	3,826,903
700,000	FHLMC Multifamily Structured Pass Through Certificates, Series K704, Class A2, 2.412%, 8/25/2018	741,670
2,590,000	FHLMC Multifamily Structured Pass Through Certificates, Series K706, Class A2, 2.323%, 10/25/2018	2,744,556
7,910,000	FHLMC Multifamily Structured Pass Through Certificates, Series K708, Class A2, 2.130%, 1/25/2019	8,304,812
2,075,322	FNMA, 2.270%, 9/01/2036(b)	2,214,994
7,683,013	FNMA, 2.787%, 9/01/2037(b)	8,252,861
6,963,322	FNMA, 2.966%, 7/01/2037(b)	7,440,400
1,041,328	NCUA Guaranteed Notes, Series 2010-A1, Class A, 0.569%, 12/07/2020(b)	1,044,806
1,280,000	NCUA Guaranteed Notes, Series 2010-C1, Class A2, 2.900%, 10/29/2020	1,376,000
1,766,961	NCUA Guaranteed Notes, Series 2010-R1, Class 1A, 0.678%, 10/07/2020(b)	1,774,913
6,311,445	NCUA Guaranteed Notes, Series 2010-R3, Class 1A, 0.779%, 12/08/2020(b)	6,349,314

		98,809,334

	Commercial Mortgage-Backed Securities — 13.6%
1,780,000	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2007-2, Class A4, 5.631%, 4/10/2049(b)	2,071,765
375,000	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2007-5, Class A4, 5.492%, 2/10/2051	437,990
1,445,000	Bear Stearns Commercial Mortgage Securities, Series 2007-PW15, Class A4, 5.331%, 2/11/2044	1,582,548
360,000	Citigroup Commercial Mortgage Trust, Series 2006-C5, Class A4, 5.431%, 10/15/2049	417,309
1,470,000	Citigroup Commercial Mortgage Trust, Series 2008-C7, Class A4, 6.263%, 12/10/2049(b)	1,755,577
3,200,500	Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4, Class A4, 5.322%, 12/11/2049	3,644,166
1,135,000	Commercial Mortgage Pass Through Certificates, Series 2012-CR2, Class A4, 3.147%, 8/15/2045	1,198,970
2,625,000	Credit Suisse Mortgage Capital Certificates, Series 2007-C2, Class A3, 5.542%, 1/15/2049	2,942,426

See accompanying notes to financial statements.

57  |

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Limited Term Government and Agency Fund – (continued)

Principal Amount	Description	Value (†)
	Commercial Mortgage-Backed Securities — continued
$5,270,000	Credit Suisse Mortgage Capital Certificates, Series 2007-C5, Class A4, 5.695%, 9/15/2040	$5,985,497
3,000,000	Credit Suisse Mortgage Capital Certificates, Series 2008-C1, Class A3, 6.407%, 2/15/2041(b)	3,494,166
1,140,000	CW Capital Cobalt Ltd., Series 2007-C2, Class A3, 5.484%, 4/15/2047	1,305,010
7,778,000	Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class A4, 5.736%, 12/10/2049	9,072,695
5,000,000	Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A4, 5.444%, 3/10/2039	5,709,110
295,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-CB15, Class A4, 5.814%, 6/12/2043	335,941
2,785,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-CB18, Class A4, 5.440%, 6/12/2047	3,207,741
5,000,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LDPX, Class A3, 5.420%, 1/15/2049	5,752,725
2,000,000	LB-UBS Commercial Mortgage Trust, Series 2007-C2, Class A3, 5.430%, 2/15/2040	2,287,916
4,000,000	LB-UBS Commercial Mortgage Trust, Series 2007-C7, Class A3, 5.866%, 9/15/2045	4,764,600
1,173,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-5, Class A4, 5.378%, 8/12/2048	1,322,935
5,364,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-6, Class A4, 5.485%, 3/12/2051	6,095,693
2,670,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-8, Class A3, 6.147%, 8/12/2049(b)	3,057,777
5,000,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-9, Class A4, 5.700%, 9/12/2049	5,674,295
3,135,000	Morgan Stanley Capital I, Series 2007-HQ12, Class A5, 5.759%, 4/12/2049(b)	3,520,674
3,000,000	Morgan Stanley Capital I, Series 2007-HQ13, Class A3, 5.569%, 12/15/2044	3,388,014
1,500,000	Morgan Stanley Capital I, Series 2007-IQ15, Class A4, 6.076%, 6/11/2049(b)	1,762,229
4,410,000	Wachovia Bank Commercial Mortgage Trust, Series 2006-C28, Class A4, 5.572%, 10/15/2048	5,068,903
3,775,000	Wachovia Bank Commercial Mortgage Trust, Series 2007-C30, Class A5, 5.342%, 12/15/2043	4,272,941

		90,129,613

	Government Guaranteed — 0.3%
2,340,000	US Central Federal Credit Union, (FDIC insured), 1.900%, 10/19/2012	2,341,848

	Government Owned - No Guarantee — 4.0%
17,970,000	Federal National Mortgage Association, 3.625%, 2/12/2013	18,195,074
8,265,000	Federal National Mortgage Association, 4.750%, 11/19/2012	8,315,541

		26,510,615

	Hybrid ARMs — 22.1%
3,094,234	FHLMC, 2.290%, 4/01/2036(b)	3,299,372
5,282,135	FHLMC, 2.345%, 7/01/2033(b)	5,637,631
2,570,652	FHLMC, 2.370%, 4/01/2035(b)	2,754,591
3,783,276	FHLMC, 2.370%, 3/01/2036(b)	4,039,591

See accompanying notes to financial statements.

|  58

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Limited Term Government and Agency Fund – (continued)

Principal Amount	Description	Value (†)
	Hybrid ARMs — continued
$1,218,575	FHLMC, 2.375%, 2/01/2035(b)	$1,300,354
7,696,905	FHLMC, 2.375%, 2/01/2036(b)	8,151,425
3,421,920	FHLMC, 2.415%, 2/01/2036(b)	3,597,919
2,436,549	FHLMC, 2.420%, 6/01/2037(b)	2,597,943
7,746,584	FHLMC, 2.479%, 5/01/2037(b)	8,318,808
5,159,647	FHLMC, 2.526%, 9/01/2035(b)	5,546,985
1,394,754	FHLMC, 2.739%, 4/01/2037(b)	1,499,433
4,289,867	FHLMC, 2.766%, 11/01/2036(b)	4,591,271
4,176,516	FHLMC, 2.994%, 4/01/2037(b)	4,499,988
2,262,175	FHLMC, 3.587%, 11/01/2038(b)	2,434,855
4,987,887	FHLMC, 5.073%, 9/01/2038(b)	5,375,284
797,422	FHLMC, 5.295%, 12/01/2037(b)	860,804
1,027,470	FHLMC, 5.659%, 9/01/2038(b)	1,109,651
1,725,813	FHLMC, 5.756%, 3/01/2037(b)	1,871,436
397,068	FNMA, 2.261%, 2/01/2037(b)	422,058
1,467,707	FNMA, 2.270%, 9/01/2034(b)	1,564,275
4,035,241	FNMA, 2.299%, 7/01/2035(b)	4,309,212
882,299	FNMA, 2.310%, 12/01/2034(b)	938,531
2,415,568	FNMA, 2.310%, 1/01/2036(b)	2,536,579
853,518	FNMA, 2.319%, 4/01/2033(b)	910,743
3,103,438	FNMA, 2.334%, 4/01/2034(b)	3,309,174
12,227,432	FNMA, 2.344%, 10/01/2034(b)	13,026,328
3,538,690	FNMA, 2.345%, 6/01/2036(b)	3,791,365
4,745,570	FNMA, 2.347%, 8/01/2035(b)	5,060,216
2,955,281	FNMA, 2.412%, 6/01/2033(b)	3,115,642
4,616,317	FNMA, 2.412%, 10/01/2033(b)	4,924,375
817,788	FNMA, 2.550%, 8/01/2033(b)	876,716
806,079	FNMA, 2.625%, 8/01/2036(b)	867,037
2,237,129	FNMA, 2.664%, 5/01/2035(b)	2,416,601
1,918,399	FNMA, 2.795%, 8/01/2034(b)	2,064,702
3,466,505	FNMA, 2.823%, 4/01/2037(b)	3,719,612
2,228,911	FNMA, 2.916%, 2/01/2047(b)	2,396,327
5,691,302	FNMA, 3.402%, 6/01/2037(b)	6,063,725
4,931,180	FNMA, 3.473%, 6/01/2035(b)	5,275,861
10,381,216	FNMA, 5.775%, 9/01/2037(b)	11,256,480

		146,332,900

	Mortgage Related — 20.0%
11,880,762	FHLMC, 2.382%, 3/01/2037(b)	12,672,821
1,271,512	FHLMC, 4.000%, 12/01/2024	1,353,649
3,586,671	FHLMC, 4.500%, with various maturities from 2025 to 2034(c)	3,849,281
1,094,310	FHLMC, 5.500%, 10/01/2023	1,189,702
73,642	FHLMC, 6.000%, 11/01/2019	81,737
2,729,802	FHLMC, 6.500%, with various maturities from 2014 to 2034(c)	3,097,567
86,620	FHLMC, 7.000%, 2/01/2016	92,182
2,917	FHLMC, 7.500%, with various maturities from 2014 to 2026(c)	3,199
4,694	FHLMC, 8.000%, 9/01/2015	5,041
2,947	FHLMC, 10.000%, 7/01/2019	3,491

See accompanying notes to financial statements.

59  |

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Limited Term Government and Agency Fund – (continued)

Principal Amount	Description	Value (†)
	Mortgage Related — continued
$61,894	FHLMC, 11.500%, with various maturities from 2015 to 2020(c)	$73,637
8,523,409	FNMA, 2.571%, 4/01/2037(b)	9,092,015
7,158,726	FNMA, 2.606%, 7/01/2035(b)	7,651,424
21,586,661	FNMA, 3.000%, with various maturities from 2026 to 2042(c)	22,918,802
2,006,353	FNMA, 4.000%, with various maturities in 2019(c)	2,153,515
4,635,893	FNMA, 4.500%, 1/01/2025	5,005,626
8,157,830	FNMA, 5.000%, with various maturities from 2037 to 2038(c)	8,965,419
2,009,837	FNMA, 5.500%, with various maturities from 2018 to 2033(c)	2,212,798
6,709,159	FNMA, 6.000%, with various maturities from 2017 to 2022(c)	7,393,371
1,146,389	FNMA, 6.500%, with various maturities from 2017 to 2037(c)	1,303,869
34,048	FNMA, 7.000%, 12/01/2022	37,574
240,904	FNMA, 7.500%, with various maturities from 2015 to 2032(c)	292,077
19,870	FNMA, 8.000%, with various maturities from 2015 to 2016(c)	21,345
6,084,605	GNMA, 2.070%, 2/20/2061(b)	6,511,336
4,883,623	GNMA, 4.479%, 2/20/2062	5,495,653
4,964,554	GNMA, 4.521%, 12/20/2061	5,642,617
2,551,474	GNMA, 4.528%, 3/20/2062	2,911,344
2,556,512	GNMA, 4.560%, 3/20/2062	2,913,592
4,470,873	GNMA, 4.604%, 6/20/2062	5,138,857
1,540,076	GNMA, 4.616%, 8/20/2061	1,748,206
8,816,836	GNMA, 4.659%, 2/20/2062	10,088,004
1,735,000	GNMA, 4.808%, 8/20/2062	1,982,780
46,865	GNMA, 6.000%, 12/15/2031	53,770
176,300	GNMA, 6.500%, 5/15/2031	204,478
185,050	GNMA, 7.000%, 10/15/2028	222,300
456	GNMA, 12.500%, 6/15/2014	459

		132,383,538

	Treasuries — 13.0%
24,600,000	U.S. Treasury Note, 0.250%, 8/15/2015	24,561,575
13,260,000	U.S. Treasury Note, 0.625%, 7/15/2014	13,350,128
7,480,000	U.S. Treasury Note, 0.875%, 4/30/2017	7,585,775
40,005,000	U.S. Treasury Note, 1.750%, 4/15/2013	40,345,682

		85,843,160

	Total Bonds and Notes (Identified Cost $582,329,491)	600,559,957

Short-Term Investments — 9.2%
18,098,014	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/28/2012 at 0.010% to be repurchased at $18,098,029 on 10/01/2012 collateralized by $17,970,000 Federal Home Loan Mortgage Corp., 3.000% due 7/10/2019 valued at $18,464,175 including accrued interest (Note 2 of Notes to Financial Statements)	18,098,014
2,985,000	U.S. Treasury Bill, 0.102%, 11/01/2012(d)	2,984,851

See accompanying notes to financial statements.

|  60

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Limited Term Government and Agency Fund – (continued)

Principal Amount	Description	Value (†)
Short-Term Investments — (continued)
$22,400,000	U.S. Treasury Bills, 0.091%-0.100%, 12/13/2012(d)(e)	$22,396,259
17,800,000	U.S. Treasury Bills, 0.098%-0.122%, 11/29/2012(d)(e)	17,798,184

	Total Short-Term Investments (Identified Cost $61,274,774)	61,277,308

	Total Investments — 99.9% (Identified Cost $643,604,265)(a)	661,837,265
	Other assets less liabilities — 0.1%	368,373

	Net Assets — 100.0%	$662,205,638

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
	At September 30, 2012, the net unrealized appreciation on investments based on a cost of $645,538,314 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$18,346,716
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(2,047,765)

	Net unrealized appreciation	$16,298,951

(b)	Variable rate security. Rate as of September 30, 2012 is disclosed.
(c)	The Fund’s investment in mortgage related securities of Federal Home Loan Mortgage Corporation and Federal National Mortgage Association are interests in separate pools of mortgages. All separate investments in securities of each issuer which have the same coupon rate have been aggregated for the purpose of presentation in the Portfolio of Investments.
(d)	Interest rate represents discount rate at time of purchase; not a coupon rate.
(e)	The Fund’s investment in U.S. Treasury Bills is comprised of various lots with differing discount rates. These separate investments, which have the same maturity date, have been aggregated for the purpose of presentation in the Portfolio of Investments.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2012, the value of Rule 144A holdings amounted to $7,092,438 or 1.1% of net assets.
ABS	Asset-Backed Securities
ARMs	Adjustable Rate Mortgages
FDIC	Federal Deposit Insurance Corporation
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
REMIC	Real Estate Mortgage Investment Conduit

See accompanying notes to financial statements.

61  |

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Limited Term Government and Agency Fund – (continued)

Industry Summary at September 30, 2012 (Unaudited)

Hybrid ARMs	22.1%
Mortgage Related	20.0
Collateralized Mortgage Obligations	14.9
Commercial Mortgage-Backed Securities	13.6
Treasuries	13.0
Government Owned-No Guarantee	4.0
Other Investments, less than 2% each	3.1
Short-Term Investments	9.2

Total Investments	99.9
Other assets less liabilities	0.1

Net Assets	100.0%

See accompanying notes to financial statements.

|  62

Statements of Assets and Liabilities

September 30, 2012

	Core Plus Bond Fund	High Income Fund	International Bond Fund	Limited Term Government and Agency Fund
ASSETS
Investments at cost	$1,271,936,975	$188,947,994	$18,317,973	$625,506,251
Repurchase agreement(s) at cost	78,821,191	27,958,852	518,975	18,098,014
Net unrealized appreciation	66,239,778	8,433,353	436,484	18,233,000

Investments at value	1,416,997,944	225,340,199	19,273,432	661,837,265
Cash	4,449	—	—	—
Due from brokers (Note 2)	—	270,000	—	—
Foreign currency at value (identified cost $0, $9, $327,028 and $0)	—	9	331,895	—
Receivable for Fund shares sold	14,657,480	1,108,935	3,267	4,321,011
Receivable from investment adviser (Note 6)	—	—	4,202	—
Receivable for securities sold	2,606,968	—	168,155	—
Dividends and interest receivable	14,208,857	3,213,144	199,859	3,388,405
Unrealized appreciation on forward foreign currency contracts (Note 2)	—	189	16,454	—
Tax reclaims receivable	—	99	—	—

TOTAL ASSETS	1,448,475,698	229,932,575	19,997,264	669,546,681

LIABILITIES
Payable for securities purchased	27,854,418	4,880,721	365,539	5,417,968
Payable for delayed delivery securities purchased (Note 2)	19,646,253	—	—	—
Payable for Fund shares redeemed	7,427,336	238,675	39	991,572
Unrealized depreciation on forward foreign currency contracts (Note 2)	—	243,423	50	—
Distributions payable	—	—	—	281,584
Management fees payable (Note 6)	426,197	102,923	—	181,822
Deferred Trustees’ fees (Note 6)	284,707	121,449	46,468	267,626
Administrative fees payable (Note 6)	49,773	7,757	714	23,284
Payable to distributor (Note 6d)	9,122	1,868	183	2,576
Other accounts payable and accrued expenses	275,760	119,935	67,634	174,611

TOTAL LIABILITIES	55,973,566	5,716,751	480,627	7,341,043

NET ASSETS	$1,392,502,132	$224,215,824	$19,516,637	$662,205,638

NET ASSETS CONSIST OF:
Paid-in capital	$1,303,405,393	$215,057,697	$18,774,857	$646,221,165
Undistributed (Distributions in excess of) net investment income	5,332,135	437,961	12,535	(549,210)
Accumulated net realized gain (loss) on investments and foreign currency transactions	17,485,080	526,634	268,597	(1,699,317)
Net unrealized appreciation on investments and foreign currency translations	66,279,524	8,193,532	460,648	18,233,000

NET ASSETS	$1,392,502,132	$224,215,824	$19,516,637	$662,205,638

See accompanying notes to financial statements.

63  |

Statements of Assets and Liabilities (continued)

	Core Plus Bond Fund	High Income Fund	International Bond Fund	Limited Term Government and Agency Fund
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$479,823,145	$95,875,734	$11,897,916	$357,870,100

Shares of beneficial interest	35,487,306	20,856,511	1,139,409	29,722,465

Net asset value and redemption price per share	$13.52	$4.60	$10.44	$12.04

Offering price per share (100/[100-maximum sales charge] of net asset value) (Note 1)	$14.16	$4.82	$10.93	$12.41

Class B shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$2,386,283	$560,416	$—	$8,369,779

Shares of beneficial interest	175,794	121,500	—	695,860

Net asset value and offering price per share	$13.57	$4.61	$—	$12.03

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$275,346,460	$16,862,826	$4,355,078	$75,521,946

Shares of beneficial interest	20,357,910	3,660,267	419,932	6,267,107

Net asset value and offering price per share	$13.53	$4.61	$10.37	$12.05

Class Y shares:
Net assets	$634,946,244	$110,916,848	$3,263,643	$220,443,813

Shares of beneficial interest	46,655,940	24,150,781	312,559	18,251,597

Net asset value, offering and redemption price per share	$13.61	$4.59	$10.44	$12.08

See accompanying notes to financial statements.

|  64

Statements Of Operations

For the Year Ended September 30, 2012

	Core Plus Bond Fund	High Income Fund	International Bond Fund	Limited Term Government and Agency Fund
INVESTMENT INCOME
Interest	$38,181,621	$10,257,426	$629,574	$13,203,377
Dividends	201,329	566,047	—	—
Less net foreign taxes withheld	(5,751)	(12,220)	(1,788)	—

	38,377,199	10,811,253	627,786	13,203,377

Expenses
Management fees (Note 6)	3,626,666	973,470	128,583	2,463,264
Service and distribution fees (Note 6)	2,957,021	363,310	86,983	1,593,173
Administrative fees (Note 6)	424,288	73,840	9,774	252,012
Trustees’ fees and expenses (Note 6)	56,599	28,525	19,765	47,362
Transfer agent fees and expenses (Note 6)	800,521	225,964	20,837	483,790
Audit and tax services fees	48,475	48,133	48,850	49,008
Custodian fees and expenses	51,144	32,784	42,272	34,970
Legal fees	13,259	2,286	297	7,896
Registration fees	279,141	121,142	64,174	190,474
Shareholder reporting expenses	59,243	17,152	1,109	45,007
Miscellaneous expenses	21,613	9,788	7,884	18,889

Total expenses	8,337,970	1,896,394	430,528	5,185,845
Less waiver and/or expense reimbursement (Note 6)	—	(72,653)	(162,917)	(272,752)

Net expenses	8,337,970	1,823,741	267,611	4,913,093

Net investment income	30,039,229	8,987,512	360,175	8,290,284

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	23,998,717	1,005,891	559,544	4,423,642
Foreign currency transactions	3,487,734	571,902	(105,601)	—
Net change in unrealized appreciation (depreciation) on:
Investments	53,339,948	18,109,297	451,825	8,386,594
Foreign currency translations	(555,803)	(442,608)	237,041	—

Net realized and unrealized gain on investments and foreign currency transactions	80,270,596	19,244,482	1,142,809	12,810,236

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$110,309,825	$28,231,994	$1,502,984	$21,100,520

See accompanying notes to financial statements.

65  |

Statements of Changes in Net Assets

	Core Plus Bond Fund		High Income Fund
	Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2012	Year Ended September 30, 2011
FROM OPERATIONS:
Net investment income	$30,039,229	$15,808,339	$8,987,512	$9,114,367
Net realized gain on investments and foreign currency transactions	27,486,451	12,668,941	1,577,793	13,134,551
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	52,784,145	(13,172,679)	17,666,689	(24,069,928)

Net increase (decrease) in net assets resulting from operations	110,309,825	15,304,601	28,231,994	(1,821,010)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(13,530,505)	(9,722,337)	(4,924,736)	(4,818,304)
Class B	(83,437)	(140,826)	(37,943)	(55,282)
Class C	(6,193,213)	(4,743,579)	(960,754)	(1,092,134)
Class Y	(14,560,785)	(3,422,261)	(4,576,130)	(4,173,442)
Net realized capital gains
Class A	(4,420,850)	—	(5,086,896)	—
Class B	(45,406)	—	(56,566)	—
Class C	(2,475,931)	—	(1,334,655)	—
Class Y	(2,888,997)	—	(4,826,965)	—

Total distributions	(44,199,124)	(18,029,003)	(21,804,645)	(10,139,162)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 10)	804,488,815	112,969,587	103,343,166	(32,012,862)

Net increase (decrease) in net assets	870,599,516	110,245,185	109,770,515	(43,973,034)
NET ASSETS
Beginning of the year	521,902,616	411,657,431	114,445,309	158,418,343

End of the year	$1,392,502,132	$521,902,616	$224,215,824	$114,445,309

UNDISTRIBUTED NET INVESTMENT INCOME	$5,332,135	$1,152,730	$437,961	$932,138

See accompanying notes to financial statements.

|  66

Statements of Changes in Net Assets (continued)

	International Bond Fund		Limited Term Government and Agency Fund
	Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2012	Year Ended September 30, 2011
FROM OPERATIONS:
Net investment income	$360,175	$554,267	$8,290,284	$5,442,750
Net realized gain on investments and foreign currency transactions	453,943	2,521,734	4,423,642	3,687,939
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	688,866	(2,686,191)	8,386,594	(2,532,547)

Net increase in net assets resulting from operations	1,502,984	389,810	21,100,520	6,598,142

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(793,528)	(571,142)	(7,335,704)	(5,000,378)
Class B	—	—	(161,039)	(124,663)
Class C	(546,527)	(182,583)	(1,216,984)	(990,378)
Class Y	(354,205)	(143,686)	(4,276,382)	(2,328,759)
Net realized capital gains
Class A	(306,969)	(229,358)	(98,584)	(1,500,749)
Class B	—	—	(3,508)	(29,955)
Class C	(237,383)	(79,673)	(24,502)	(583,534)
Class Y	(116,763)	(24,156)	(43,423)	(770,404)

Total distributions	(2,355,375)	(1,230,598)	(13,160,126)	(11,328,820)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 10)	(3,913,509)	(8,686,919)	149,965,713	168,885,860

Net increase (decrease) in net assets	(4,765,900)	(9,527,707)	157,906,107	164,155,182
NET ASSETS
Beginning of the year	24,282,537	33,810,244	504,299,531	340,144,349

End of the year	$19,516,637	$24,282,537	$662,205,638	$504,299,531

UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME	$12,535	$1,252,531	$(549,210)	$(504,228)

See accompanying notes to financial statements.

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This Page Intentionally Left Blank

|  68

Financial Highlights

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:				Less Distributions:
	Net asset value, beginning of the period	Net investment income (a)	Net realized and unrealized gain (loss)		Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions
CORE PLUS BOND FUND
Class A
9/30/2012	$12.71	$0.43	$1.07		$1.50	$(0.50)	$(0.19)	$(0.69)
9/30/2011	12.75	0.52	0.03	(h)	0.55	(0.59)	—	(0.59)
9/30/2010	11.91	0.54	0.91		1.45	(0.61)	—	(0.61)
9/30/2009	10.54	0.59	1.44		2.03	(0.66)	—	(0.66)
9/30/2008	11.31	0.55	(0.71)		(0.16)	(0.61)	—	(0.61)
Class B
9/30/2012	12.75	0.34	1.07		1.41	(0.40)	(0.19)	(0.59)
9/30/2011	12.79	0.42	0.03	(h)	0.45	(0.49)	—	(0.49)
9/30/2010	11.95	0.44	0.92		1.36	(0.52)	—	(0.52)
9/30/2009	10.57	0.50	1.45		1.95	(0.57)	—	(0.57)
9/30/2008	11.31	0.44	(0.67)		(0.23)	(0.51)	—	(0.51)
Class C
9/30/2012	12.71	0.33	1.08		1.41	(0.40)	(0.19)	(0.59)
9/30/2011	12.76	0.42	0.02	(h)	0.44	(0.49)	—	(0.49)
9/30/2010	11.92	0.45	0.91		1.36	(0.52)	—	(0.52)
9/30/2009	10.55	0.51	1.44		1.95	(0.58)	—	(0.58)
9/30/2008	11.32	0.47	(0.71)		(0.24)	(0.53)	—	(0.53)
Class Y
9/30/2012	12.78	0.46	1.09		1.55	(0.53)	(0.19)	(0.72)
9/30/2011	12.82	0.55	0.03	(h)	0.58	(0.62)	—	(0.62)
9/30/2010	11.97	0.57	0.92		1.49	(0.64)	—	(0.64)
9/30/2009	10.60	0.62	1.44		2.06	(0.69)	—	(0.69)
9/30/2008	11.36	0.58	(0.70)		(0.12)	(0.64)	—	(0.64)

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	Effective June 2, 2008, redemption fees were eliminated.
(d)	A sales charge for Class A shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(e)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower.
(f)	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(g)	Computed on an annualized basis for periods less than one year, if applicable.
(h)	The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.

See accompanying notes to financial statements.

69  |

				Ratios to Average Net Assets:
Redemption fees (b)(c)	Net asset value, end of the period	Total return (%) (d)(e)	Net assets, end of the period (000’s)	Net expenses (%) (f)(g)	Gross expenses (%) (g)	Net investment income (%) (g)	Portfolio turnover rate (%)

$—	$13.52	12.18	$479,823	0.82	0.82	3.31	78
—	12.71	4.42	237,759	0.87	0.87	4.07	86
—	12.75	12.55	214,723	0.90	0.90	4.41	87
—	11.91	20.07	140,779	0.90	0.97	5.43	102
0.00	10.54	(1.61)	115,873	0.93	1.04	4.86	82

—	13.57	11.38	2,386	1.57	1.57	2.61	78
—	12.75	3.60	3,092	1.62	1.62	3.32	86
—	12.79	11.64	4,490	1.65	1.65	3.64	87
—	11.95	19.19	7,028	1.65	1.72	4.66	102
0.00	10.57	(2.21)	10,481	1.70	1.80	3.92	82

—	13.53	11.46	275,346	1.57	1.57	2.55	78
—	12.71	3.56	137,836	1.62	1.62	3.32	86
—	12.76	11.71	123,123	1.65	1.65	3.66	87
—	11.92	19.20	77,081	1.65	1.72	4.69	102
0.00	10.55	(2.32)	26,698	1.68	1.79	4.17	82

—	13.61	12.54	634,946	0.58	0.58	3.50	78
—	12.78	4.65	143,215	0.62	0.62	4.31	86
—	12.82	12.85	69,322	0.65	0.65	4.66	87
—	11.97	20.37	34,394	0.65	0.68	5.67	102
0.00	10.60	(1.36)	20,407	0.68	0.75	5.14	82

See accompanying notes to financial statements.

|  70

Financial Highlights (continued)

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of the period	Net investment income (a)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions
HIGH INCOME FUND
Class A
9/30/2012	$4.46	$0.24	$0.59	$0.83	$(0.30)	$(0.39)	$(0.69)
9/30/2011	4.91	0.28	(0.42)	(0.14)	(0.31)	—	(0.31)
9/30/2010	4.49	0.32	0.42	0.74	(0.32)	—	(0.32)
9/30/2009	4.24	0.34	0.24	0.58	(0.33)	—	(0.33)
9/30/2008	5.12	0.34	(0.87)	(0.53)	(0.35)	—	(0.35)
Class B
9/30/2012	4.47	0.21	0.58	0.79	(0.26)	(0.39)	(0.65)
9/30/2011	4.92	0.25	(0.43)	(0.18)	(0.27)	—	(0.27)
9/30/2010	4.50	0.28	0.42	0.70	(0.28)	—	(0.28)
9/30/2009	4.25	0.31	0.25	0.56	(0.31)	—	(0.31)
9/30/2008	5.13	0.30	(0.87)	(0.57)	(0.31)	—	(0.31)
Class C
9/30/2012	4.47	0.21	0.59	0.80	(0.27)	(0.39)	(0.66)
9/30/2011	4.92	0.25	(0.43)	(0.18)	(0.27)	—	(0.27)
9/30/2010	4.50	0.28	0.43	0.71	(0.29)	—	(0.29)
9/30/2009	4.24	0.31	0.26	0.57	(0.31)	—	(0.31)
9/30/2008	5.12	0.31	(0.87)	(0.56)	(0.32)	—	(0.32)
Class Y
9/30/2012	4.46	0.26	0.57	0.83	(0.31)	(0.39)	(0.70)
9/30/2011	4.90	0.29	(0.41)	(0.12)	(0.32)	—	(0.32)
9/30/2010	4.49	0.33	0.41	0.74	(0.33)	—	(0.33)
9/30/2009	4.24	0.34	0.25	0.59	(0.34)	—	(0.34)
9/30/2008*	4.87	0.22	(0.65)	(0.43)	(0.21)	—	(0.21)

*	From commencement of Class operations on February 29, 2008 through September 30, 2008.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower.
(d)	A sales charge for Class A shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(e)	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year, if applicable.
(g)	Includes fee/expense recovery of 0.01%.
(h)	Effective June 1, 2009, redemption fees were eliminated.

See accompanying notes to financial statements.

71  |

					Ratios to Average Net Assets:
Redemption fees (b)		Net asset value, end of the period	Total return (%) (c)(d)	Net assets, end of the period (000’s)	Net expenses (%) (e)(f)		Gross expenses (%) (f)		Net investment income (%) (f)	Portfolio turnover rate (%)

$—		$4.60	20.90	$95,876	1.15		1.19		5.50	34
—		4.46	(3.30)	59,907	1.15	(g)	1.15	(g)	5.60	67
—		4.91	17.05	68,011	1.15		1.20		6.72	56
0.00	(h)	4.49	15.97	59,944	1.15		1.28		8.82	30
0.00		4.24	(10.98)	38,577	1.15		1.40		7.01	27

—		4.61	19.93	560	1.90		1.94		4.79	34
—		4.47	(4.04)	738	1.90	(g)	1.90	(g)	4.90	67
—		4.92	16.13	1,209	1.90		1.94		6.00	56
0.00	(h)	4.50	15.06	1,569	1.90		2.06		8.32	30
0.00		4.25	(11.64)	2,267	1.90		2.15		6.15	27

—		4.61	19.96	16,863	1.90		1.94		4.78	34
—		4.47	(4.02)	15,790	1.90	(g)	1.90	(g)	4.89	67
—		4.92	16.15	19,312	1.90		1.95		5.97	56
0.00	(h)	4.50	15.37	17,827	1.90		2.03		8.09	30
0.00		4.24	(11.62)	9,945	1.90		2.15		6.32	27

—		4.59	20.93	110,917	0.90		0.95		5.78	34
—		4.46	(2.86)	38,011	0.90	(g)	0.90	(g)	5.86	67
—		4.90	17.11	69,887	0.90		0.93		7.02	56
0.00	(h)	4.49	16.29	105,713	0.90		0.92		8.32	30
0.01		4.24	(9.10)	3,833	0.90		1.15		8.03	27

See accompanying notes to financial statements.

|  72

Financial Highlights (continued)

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:				Less Distributions:
	Net asset value, beginning of the period	Net investment income (a)	Net realized and unrealized gain (loss)		Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions
INTERNATIONAL BOND FUND
Class A
9/30/2012	$10.94	$0.19	$0.62		$0.81	$(0.94)	$(0.37)	$(1.31)
9/30/2011	11.17	0.25	0.06	(i)	0.31	(0.40)	(0.14)	(0.54)
9/30/2010	10.84	0.22	0.48		0.70	(0.29)	(0.08)	(0.37)
9/30/2009	9.19	0.32	1.53		1.85	(0.20)	—	(0.20)
9/30/2008(j)	10.00	0.17	(0.79)		(0.62)	(0.19)	—	(0.19)
Class C
9/30/2012	10.87	0.12	0.61		0.73	(0.86)	(0.37)	(1.23)
9/30/2011	11.11	0.17	0.05	(i)	0.22	(0.32)	(0.14)	(0.46)
9/30/2010	10.82	0.15	0.46		0.61	(0.24)	(0.08)	(0.32)
9/30/2009	9.18	0.24	1.53		1.77	(0.13)	—	(0.13)
9/30/2008(j)	10.00	0.13	(0.81)		(0.68)	(0.15)	—	(0.15)
Class Y
9/30/2012	10.93	0.21	0.63		0.84	(0.96)	(0.37)	(1.33)
9/30/2011	11.16	0.28	0.06	(i)	0.34	(0.43)	(0.14)	(0.57)
9/30/2010	10.82	0.25	0.47		0.72	(0.30)	(0.08)	(0.38)
9/30/2009	9.18	0.33	1.53		1.86	(0.22)	—	(0.22)
9/30/2008(j)	10.00	0.18	(0.81)		(0.63)	(0.20)	—	(0.20)

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower.
(d)	A sales charge for Class A shares and a contingent deferred sales charge for Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(e)	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year, if applicable.
(g)	Effective July 1, 2012, the expense limit decreased from 1.10%, 1.85% and 0.85% to 1.05%, 1.80% and 0.80% for Class A, Class C and Class Y shares, respectively.
(h)	Includes interest expense from bank overdraft charges of less than 0.01%. Without this expense the ratio of net expenses would have been 1.09%, 1.84% and 0.84% for Class A, Class C and Class Y shares, respectively.
(i)	The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.
(j)	From commencement of operations on February 1, 2008 through September 30, 2008.
(k)	Effective June 2, 2008, redemption fees were eliminated.

See accompanying notes to financial statements.

73  |

				Ratios to Average Net Assets:
Redemption fees (b)	Net asset value, end of the period	Total return (%) (c)(d)	Net assets, end of the period (000’s)	Net expenses (%) (e)(f)		Gross expenses (%) (f)	Net investment income (%) (f)	Portfolio turnover rate (%)

$—	$10.44	8.42	$11,898	1.09	(g)(h)	1.85	1.83	169
—	10.94	2.70	10,927	1.10		1.64	2.26	136
—	11.17	6.66	18,758	1.10		1.49	2.14	128
—	10.84	20.41	8,479	1.10		2.11	3.29	91
0.00(k)	9.19	(6.37)	1,953	1.10		2.95	2.66	60

—	10.37	7.64	4,355	1.84	(g)(h)	2.61	1.13	169
—	10.87	1.87	7,503	1.85		2.40	1.52	136
—	11.11	5.86	6,145	1.85		2.24	1.40	128
—	10.82	19.58	2,955	1.85		2.93	2.56	91
0.01(k)	9.18	(6.95)	683	1.85		3.70	1.92	60

—	10.44	8.68	3,264	0.85	(g)(h)	1.60	2.05	169
—	10.93	3.06	5,852	0.85		1.36	2.47	136
—	11.16	6.92	8,908	0.85		1.23	2.41	128
—	10.82	20.73	13,049	0.85		1.92	3.53	91
0.01(k)	9.18	(6.39)	9,981	0.85		2.48	2.74	60

See accompanying notes to financial statements.

|  74

Financial Highlights (continued)

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of the period	Net investment income (a)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains (b)	Total distributions
LIMITED TERM GOVERNMENT AND AGENCY FUND
Class A
9/30/2012	$11.87	$0.18	$0.28	$0.46	$(0.29)	$(0.00)	$(0.29)
9/30/2011	12.02	0.17	0.03	0.20	(0.26)	(0.09)	(0.35)
9/30/2010	11.60	0.20	0.49	0.69	(0.27)	—	(0.27)
9/30/2009	10.98	0.35	0.63	0.98	(0.36)	—	(0.36)
9/30/2008	11.00	0.45	0.02	0.47	(0.49)	—	(0.49)
Class B
9/30/2012	11.86	0.10	0.27	0.37	(0.20)	(0.00)	(0.20)
9/30/2011	12.00	0.09	0.03	0.12	(0.17)	(0.09)	(0.26)
9/30/2010	11.59	0.12	0.47	0.59	(0.18)	—	(0.18)
9/30/2009	10.97	0.26	0.63	0.89	(0.27)	—	(0.27)
9/30/2008	10.99	0.36	0.02	0.38	(0.40)	—	(0.40)
Class C
9/30/2012	11.88	0.10	0.27	0.37	(0.20)	(0.00)	(0.20)
9/30/2011	12.03	0.08	0.03	0.11	(0.17)	(0.09)	(0.26)
9/30/2010	11.61	0.12	0.48	0.60	(0.18)	—	(0.18)
9/30/2009	10.99	0.26	0.63	0.89	(0.27)	—	(0.27)
9/30/2008	11.00	0.36	0.03	0.39	(0.40)	—	(0.40)
Class Y
9/30/2012	11.91	0.21	0.28	0.49	(0.32)	(0.00)	(0.32)
9/30/2011	12.05	0.20	0.04	0.24	(0.29)	(0.09)	(0.38)
9/30/2010	11.64	0.23	0.48	0.71	(0.30)	—	(0.30)
9/30/2009	11.01	0.39	0.63	1.02	(0.39)	—	(0.39)
9/30/2008	11.03	0.47	0.02	0.49	(0.51)	—	(0.51)

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	A sales charge for Class A shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(d)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower.
(e)	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year, if applicable.

See accompanying notes to financial statements.

75  |

			Ratios to Average Net Assets:
Net asset value, end of the period	Total return (%) (c)(d)	Net assets, end of the period (000’s)	Net expenses (%) (e)(f)	Gross expenses (%) (f)	Net investment income (%) (f)	Portfolio turnover rate (%)

$12.04	3.94	$357,870	0.85	0.90	1.54	56
11.87	1.71	293,675	0.85	0.92	1.44	66
12.02	6.03	164,265	0.89	0.97	1.73	89
11.60	9.05	118,619	0.90	0.99	3.10	77
10.98	4.29	105,047	0.92	1.07	4.04	52

12.03	3.17	8,370	1.60	1.65	0.81	56
11.86	1.04	10,976	1.60	1.68	0.72	66
12.00	5.16	4,049	1.64	1.72	1.00	89
11.59	8.24	4,442	1.65	1.74	2.32	77
10.97	3.52	4,532	1.67	1.82	3.29	52

12.05	3.17	75,522	1.60	1.65	0.80	56
11.88	0.96	68,776	1.60	1.67	0.68	66
12.03	5.24	75,984	1.64	1.72	0.98	89
11.61	8.24	50,973	1.65	1.74	2.32	77
10.99	3.62	22,711	1.66	1.83	3.29	52

12.08	4.19	220,444	0.60	0.65	1.77	56
11.91	2.05	130,874	0.60	0.67	1.68	66
12.05	6.20	95,847	0.63	0.71	1.94	89
11.64	9.40	28,004	0.65	0.72	3.42	77
11.01	4.55	6,577	0.67	0.72	4.28	52

See accompanying notes to financial statements.

|  76

Notes to Financial Statements

September 30, 2012

1.  Organization.  Natixis Funds Trust I and Loomis Sayles Funds II (the “Trusts” and each a “Trust”) are each organized as a Massachusetts business trust. Each Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trusts are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Natixis Funds Trust I:

Loomis Sayles Core Plus Bond Fund (the “Core Plus Bond Fund”)

Loomis Sayles Funds II:

Loomis Sayles High Income Fund (the “High Income Fund”)

Loomis Sayles International Bond Fund (the “International Bond Fund”)

Loomis Sayles Limited Term Government and Agency Fund (the “Limited Term Government and Agency Fund”)

Each Fund is a diversified investment company, except for International Bond Fund, which is a non-diversified investment company.

The Funds each offer Class A, Class C and Class Y shares. Effective October 12, 2007, Class B shares are no longer offered. Existing Class B shareholders may continue to reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Natixis Funds subject to existing exchange privileges as described in the prospectus.

Class A shares of all Funds except Limited Term Government and Agency Fund are sold with a maximum front-end sales charge of 4.50%. Class A shares of Limited Term Government and Agency Fund are sold with a maximum front-end sales charge of 3.00%. Class B shares do not pay a front-end sales charge; however, they are charged higher Rule 12b-1 fees, and are subject to a contingent deferred sales charge (“CDSC”) if such shares are redeemed within six years of purchase. After eight years of ownership, Class B shares convert to Class A shares. Class C shares do not pay a front-end sales charge, do not convert to any other class of shares, pay higher Rule 12b-1 fees than Class A shares and may be subject to a CDSC of 1.00% if those shares are redeemed within one year of acquisition, except for reinvested distributions. Class Y shares do not pay a front-end sales charge, a CDSC or Rule 12b-1 fees. Class Y shares are generally intended for institutional investors with a minimum initial investment of $100,000, though some categories of investors are exempted from the minimum investment amount as outlined in the Funds’ prospectus.

Most expenses of the Trusts can be directly attributed to a fund. Expenses which cannot be directly attributed to a fund are generally apportioned based on the relative net assets of each of the funds in the Trusts. Expenses of a Fund are borne pro rata by

77  |

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September 30, 2012

the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees). In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

2.  Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements.

a.  Valuation.  Debt securities (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) and unlisted equity securities are generally valued on the basis of evaluated bids furnished to the Funds by an independent pricing service recommended by the investment adviser and approved by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Senior loans are priced at bid prices supplied by an independent pricing service, if available. Equity securities, including shares of closed-end investment companies and exchange-traded funds, for which market quotations are readily available are valued at market value, as reported by independent pricing services recommended by the investment adviser and approved by the Board of Trustees. Such independent pricing services generally use the security’s last sale price on the exchange or market where the security is primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking a NOCP, at the most recent bid quotation on the applicable NASDAQ Market. Broker-dealer bid quotations may also be used to value debt and equity securities and senior loans where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security. Forward foreign currency contracts are valued utilizing interpolated prices determined from information provided by an independent pricing service. Credit default swap agreements are valued based on mid prices supplied by an independent pricing service, if available, or quotations obtained from broker-dealers. Investments in other open-end investment companies are valued at their net asset value each day. Short-term obligations purchased with an original or

|  78

Notes to Financial Statements (continued)

September 30, 2012

remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Funds’ investment adviser using consistently applied procedures under the general supervision of the Board of Trustees.

Certain Funds may hold securities traded in foreign markets. Foreign securities are valued at the closing market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Funds calculate their net asset values.

b.  Investment Transactions and Related Investment Income.  Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Periodic principal adjustments for inflation-protected securities are recorded to interest income. Negative principal adjustments (in the event of deflation) are recorded as reductions of interest income to the extent of interest income earned, not to exceed the amount of positive principal adjustments on a cumulative basis. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation.  The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations which arise due to changes in market prices of investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

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Notes to Financial Statements (continued)

September 30, 2012

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal period, resulting from changes in exchange rates.

Each Fund may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Forward Foreign Currency Contracts.  The Funds may enter into forward foreign currency contracts, including forward foreign cross currency contracts to acquire exposure to foreign currencies or to hedge the Funds’ investments against currency fluctuation. A contract can also be used to offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Funds’ Statements of Assets and Liabilities. The U.S. dollar value of the currencies a Fund has committed to buy or sell represents the aggregate exposure to each currency a Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash and/or securities as collateral for the Funds’ or counterparty’s net obligations under the contracts.

e.  Swap Agreements.  Each Fund may enter into credit default swaps. A credit default swap is an agreement between two parties (the “protection buyer” and “protection seller”) to exchange the credit risk of an issuer (“reference obligation”) for a specified time period. The reference obligation may be one or more debt securities or an index of such securities. The Funds may be either the protection buyer or the protection seller. As a protection buyer, the Funds have the ability to hedge the downside risk of an issuer or group of issuers. As a protection seller, the Funds have the ability to gain exposure to an issuer or group of issuers whose bonds are unavailable or in short supply in the cash bond market, as well as realize additional income in the form of fees paid by the protection buyer. The protection buyer is obligated to pay the protection seller a stream of payments (“fees”) over the term of the contract, provided that no credit event, such as a default or a downgrade in credit rating, occurs on the reference obligation. The Funds may also pay or receive upfront premiums. If a credit event occurs, the protection seller must pay the protection buyer the difference between the agreed upon notional value and market value of the reference obligation. Market value in this case is determined by a facilitated auction whereby a minimum number of allowable broker

|  80

Notes to Financial Statements (continued)

September 30, 2012

bids, together with a specified valuation method, are used to calculate the value. The maximum potential amount of undiscounted future payments that a Fund as the protection seller could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

The notional amounts of credit default swaps are not recorded in the financial statements. Credit default swaps are marked-to-market daily, and fluctuations in the value are recorded in the Statements of Operations as change in unrealized appreciation (depreciation) on swap agreements. Fees are accrued in accordance with the terms of the agreement and are recorded in the Statements of Operations as realized gain or loss when received or paid. Upfront premiums paid or received by the Funds are recorded on the Statements of Assets and Liabilities as an asset or liability, respectively, and are amortized or accreted over the term of the agreement and recorded as realized gain or loss. Payments made or received by the Funds as a result of a credit event or termination of the agreement are recorded as realized gain or loss.

Credit default swaps are privately negotiated and traded between counterparties and, as such, are subject to the risk that a party to the agreement will not be able to meet its obligations. The Funds cover their net obligations under outstanding credit default swaps by segregating or earmarking liquid assets or cash.

No credit default swaps were held by the Funds during the year ended September 30, 2012.

f.  Due from Brokers.  Transactions and positions in certain forward foreign currency contracts are maintained and cleared by registered U.S. broker/dealers pursuant to customer agreements between the Fund and the various broker/dealers. Due from brokers’ balances in the Statements of Assets and Liabilities for High Income Fund represent cash pledged as collateral for forward foreign currency contracts. In certain circumstances the Fund’s use of cash and/or securities held at brokers is restricted by regulation or broker mandated limits.

g.  Federal and Foreign Income Taxes.  Each Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of September 30, 2012 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be

81  |

Notes to Financial Statements (continued)

September 30, 2012

subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Fund may be subject to foreign withholding taxes on investment income and taxes on capital gains on investments that are accrued and paid based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign withholding taxes on dividend and interest income are reflected on the Statements of Operations as a reduction of investment income, net of amounts eligible to be reclaimed. Dividends and interest receivable on the Statements of Assets and Liabilities are net of foreign withholding taxes. Foreign withholding taxes eligible to be reclaimed are reflected on the Statements of Assets and Liabilities as tax reclaims receivable. Capital gains taxes paid are included in net realized gain (loss) on investments in the Statements of Operations. Accrued but unpaid capital gains taxes are reflected as foreign taxes payable on the Statements of Assets and Liabilities, if applicable, and reduce unrealized gains on investments. In the event that realized gains on investments are subsequently offset by realized losses, taxes paid on realized gains may be returned to a Fund. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statements of Assets and Liabilities and are recorded as a realized gain when received.

h.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as foreign currency transactions, contingent payment debt instruments, preferred securities adjustments, premium amortization, defaulted bond adjustments, paydown gains and losses and distribution redesignations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees, wash sales, premium amortization, forward foreign currency contract mark to market, dividends payable, return of capital dividends received, preferred securities adjustments, contingent payment debt instruments and defaulted bond interest. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

|  82

Notes to Financial Statements (continued)

September 30, 2012

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended September 30, 2012 and 2011 were as follows:

	2012 Distributions Paid From:			2011 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
Core Plus Bond Fund	$38,311,608	$5,887,516	$44,199,124	$18,029,003	$—	$18,029,003
High Income Fund	12,336,748	9,467,897	21,804,645	10,139,162	—	10,139,162
International Bond Fund	2,051,571	303,804	2,355,375	1,028,434	202,164	1,230,598
Limited Term Government and Agency Fund	12,349,174	810,952	13,160,126	10,215,010	1,113,810	11,328,820

Differences between these amounts and those reported in the Statements of Changes in Net Assets are primarily attributable to different book and tax treatment for short-term capital gains.

As of September 30, 2012, the components of distributable earnings on a tax basis were as follows:

	Core Plus Bond Fund	High Income Fund	International Bond Fund	Limited Term Government and Agency Fund
Undistributed ordinary income	$18,319,591	$1,048,519	$261,359	$—
Undistributed long-term capital gains	7,298,040	636,686	160,428	234,732

Total undistributed earnings	25,617,631	1,685,205	421,787	234,732

Unrealized appreciation	63,763,817	7,723,024	366,461	16,298,951

Total accumulated earnings	$89,381,448	$9,408,229	$788,248	$16,533,683

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted. Under the Act, for taxable years beginning after December 22, 2010, capital losses may be carried forward indefinitely. Rules in effect previously limited the carryforward period to eight years. Additionally, capital losses realized in taxable years beginning after the effective date of the Act are carried over in the character (short-term or long-term) realized. Rules in effect previously treated all capital loss carryforwards as short-term.

i.  Repurchase Agreements.  It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf

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Notes to Financial Statements (continued)

September 30, 2012

of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities.

j.  Delayed Delivery Commitments.  The Funds may purchase securities, including those designated as TBAs in the Portfolio of Investments, for which delivery or payment will occur at a later date, beyond the normal settlement period. The price of the security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The security and the obligation to pay for it are recorded by the Funds at the time the commitment is entered into. The actual security that will be delivered to fulfill a TBA trade is not designated at the time of the trade. The security is “to be announced” 48 hours prior to the established trade settlement date. The value of the security may vary with market fluctuations during the time before the Funds take delivery of the security. When the Funds enter into such a transaction, collateral consisting of liquid securities or cash and cash equivalents is required to be segregated or earmarked at the custodian in an amount at least equal to the amount of the Funds’ commitment. No interest accrues to each Fund until the transaction settles.

Purchases of delayed delivery securities may have a similar effect on the Funds’ net asset value as if the Funds had created a degree of leverage in the portfolio. Risks may arise upon entering into such transactions from the potential inability of counterparties to meet their obligations under the transactions. Additionally, losses may arise due to changes in the value of the underlying securities.

k.  Securities Lending.  The Funds have entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent.

For the year ended September 30, 2012, none of the Funds had loaned securities under this agreement.

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Notes to Financial Statements (continued)

September 30, 2012

l.  Indemnifications.  Under the Trusts’ organizational documents, their officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

m.  New Accounting Pronouncement.  In December 2011, Accounting Standards Update (“ASU”) No. 2011-11, “Disclosures about Offsetting Assets and Liabilities,” was issued and is effective for interim and annual periods beginning after January 1, 2013. The ASU enhances disclosure requirements with respect to an entity’s rights of setoff and related arrangements associated with its financial and derivative instruments. Management is currently evaluating the impact the adoption of ASU 2011-11 may have on the Funds’ financial statement disclosures.

3.  Fair Value Measurements.  In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical assets or liabilities;

•

Level 2 – prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3 – prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

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Notes to Financial Statements (continued)

September 30, 2012

The following is a summary of the inputs used to value the Funds’ investments as of September 30, 2012, at value:

Core Plus Bond Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes(a)	$—	$1,325,141,882	$—	$1,325,141,882
Senior Loans(a)	—	10,605,706	—	10,605,706
Preferred Stocks(a)	1,931,496	497,669	—	2,429,165
Short-Term Investments	—	78,821,191	—	78,821,191

Total	$1,931,496	$1,415,066,448	$—	$1,416,997,944

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

High Income Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes
Non-Convertible Bonds
Transportation Services	$—	$358,400	$234,438	$592,838
All Other Non-Convertible Bonds(a)	—	165,617,553	—	165,617,553

Total Non-Convertible Bonds	—	165,975,953	234,438	166,210,391

Convertible Bonds(a)	—	20,232,461	—	20,232,461

Total Bonds and Notes	—	186,208,414	234,438	186,442,852

Senior Loans(a)	—	775,208	—	775,208
Preferred Stocks
Convertible Preferred Stocks(a)	4,072,716	107,123	—	4,179,839

Non-Convertible Preferred Stocks(a)	1,927,081	902,728	—	2,829,809

Total Preferred Stocks	5,999,797	1,009,851	—	7,009,648

Common Stocks(a)	3,075,072	—	—	3,075,072
Warrants(b)	78,567	—	—	78,567
Short-Term Investments	—	27,958,852	—	27,958,852
Total Investments	9,153,436	215,952,325	234,438	225,340,199

Forward Foreign Currency Contracts (unrealized appreciation)	—	189	—	189

Total	$9,153,436	$215,952,514	$234,438	$225,340,388

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Notes to Financial Statements (continued)

September 30, 2012

Liability Valuation Inputs
Description	Level 1	Level 2	Level 3	Total
Forward Foreign Currency Contracts (unrealized depreciation)	$—	$(243,423)	$—	$(243,423)

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.
(b)	Includes a security fair valued at zero using Level 2 inputs.

A preferred stock valued at $140,000 was transferred from Level 1 to Level 2 during the period ended September 30, 2012. At September 30, 2011, this security was valued at market price in accordance with the Fund’s valuation policies; at September 30, 2012, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service as a market price was not available.

All transfers are recognized as of the beginning of the reporting period.

International Bond Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes(a)	$—	$18,754,457	$—	$18,754,457
Short-Term Investments	—	518,975	—	518,975

Total Investments	—	19,273,432	—	19,273,432

Forward Foreign Currency Contracts (unrealized appreciation)	—	16,454	—	16,454

Total	$—	$19,289,886	$—	$19,289,886

Liability Valuation Inputs
Description	Level 1	Level 2	Level 3	Total
Forward Foreign Currency Contracts (unrealized depreciation)	$—	$(50)	$—	$(50)

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the year ended September 30, 2012, there were no transfers between Levels 1, 2 and 3.

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Notes to Financial Statements (continued)

September 30, 2012

Limited Term Government and Agency Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes
ABS Car Loan	$—	$9,556,208	$910,501	$10,466,709
Mortgage Related	—	130,400,758	1,982,780	132,383,538
All Other Bond and Notes(a)	—	457,709,710	—	457,709,710

Total Bonds and Notes	—	597,666,676	2,893,281	600,559,957

Short-Term Investments	—	61,277,308	—	61,277,308

Total	$—	$658,943,984	$2,893,281	$661,837,265

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the year ended September 30, 2012, there were no transfers between Levels 1, 2 and 3.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value as of September 30, 2012:

Core Plus Bond Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2011	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases
Preferred Stocks
Non-Captive Diversified	$319,200	$—	$—	$—	$—

Investments in Securities	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2012	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2012
Preferred Stocks
Non-Captive Diversified	$—	$—	$(319,200)	$—	$—

A preferred stock valued at $319,200 was transferred from Level 3 to Level 2 during the period ended September 30, 2012. At September 30, 2011, this security was valued using

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Notes to Financial Statements (continued)

September 30, 2012

broker-dealer bid quotations based on inputs unobservable to the Fund as an independent pricing service did not provide a reliable price for the security; at September 30, 2012, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies.

All transfers are recognized as of the beginning of the reporting period.

High Income Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2011	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases
Bonds and Notes
Non-Convertible Bonds
Consumer Cyclical Services	$843,525	$—	$—	$—	$—
Transportation Services	—	751	—	57,687	—
Treasuries	27,508	715	(34,823)	22,081	—

Total	$871,033	$1,466	$(34,823)	$79,768	$—

Investments in Securities	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2012	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2012
Bonds and Notes
Non-Convertible Bonds
Consumer Cyclical Services	$—	$—	$(843,525)	$—	$—
Transportation Services	—	176,000	—	234,438	57,687
Treasuries	(15,481)	—	—	—	—

Total	$(15,481)	$176,000	$(843,525)	$234,438	$57,687

89  |

Notes to Financial Statements (continued)

September 30, 2012

A debt security valued at $176,000 was transferred from Level 2 to Level 3 during the period ended September 30, 2012. At September 30, 2011, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies; at September 30, 2012, this security was valued using broker-dealer bid quotations based on inputs unobservable to the Fund as an independent pricing service did not provide a reliable price for the security.

A debt security valued at $843,525 was transferred from Level 3 to Level 2 during the period ended September 30, 2012. At September 30, 2011, this security was valued using broker-dealer bid quotations based on inputs unobservable to the Fund as an independent pricing service did not provide a reliable price for the security; at September 30, 2012, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies.

All transfers are recognized as of the beginning of the reporting period.

International Bond Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2011	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases
Bonds and Notes
Non-Convertible Bonds
Supranationals	$118,679	$67	$(16,300)	$7,247	$—

Investments in Securities	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2012	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2012
Bonds and Notes
Non-Convertible Bonds
Supranationals	$(109,693)	$—	$—	$—	$—

|  90

Notes to Financial Statements (continued)

September 30, 2012

Limited Term Government and Agency Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2011	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases
Bonds and Notes
ABS Car Loan	$—	$—	$—	$659	$909,842
Mortgage Related	—	—	—	12,020	1,970,760

Total	$—	$—	$—	$12,679	$2,880,602

Investments in Securities	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2012	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2012
Bonds and Notes
ABS Car Loan	$—	$—	$—	$910,501	$659
Mortgage Related	—	—	—	1,982,780	12,020

Total	$—	$—	$—	$2,893,281	$12,679

4.  Derivatives.  Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of another security or financial instrument. Derivative instruments that Core Plus Bond Fund, High Income Fund and International Bond Fund used during the period include forward foreign currency contracts.

Core Plus Bond Fund, High Income Fund and International Bond Fund are subject to the risk that changes in foreign currency exchange rates will have an unfavorable effect on the value of Fund assets denominated in foreign currencies. The Funds may enter into forward foreign currency contracts for hedging purposes to protect the value of the Funds’ holdings of foreign securities. The Funds may also use forward foreign currency contracts to gain exposure to foreign currencies, regardless of whether securities denominated in such currencies are held in the Funds. During the year ended September 30, 2012, Core Plus Bond Fund and High Income Fund engaged in forward foreign currency transactions for hedging purposes. During the same period, International Bond Fund engaged in forward foreign currency transactions for hedging purposes and to gain exposure to foreign currencies.

91  |

Notes to Financial Statements (continued)

September 30, 2012

Core Plus Bond Fund, High Income Fund and International Bond Fund are party to agreements with counterparties that govern transactions in forward foreign currency contracts. These agreements contain credit-risk-related contingent features that allow the counterparties to terminate open contracts early if the net asset value of a Fund declines beyond a certain threshold. If such features were to be triggered, the counterparties could request immediate settlement of open contracts at current fair value. As of September 30, 2012, the fair value of derivative positions (including open trades) subject to credit-risk-related contingent features that are in a net liability position by counterparty, and the value of collateral pledged to counterparties for such contracts is as follows:

Fund	Counterparty	Derivatives	Collateral Pledged
High Income Fund	Barclays Bank PLC	$(243,234)	$270,000
International Bond Fund	UBS AG	(50)	—

Forward foreign currency contracts are subject to the risk that the counterparty will be unwilling or unable to meet its obligations under the contracts. The Funds have mitigated this risk by entering into master netting agreements with counterparties that allow the Fund and the counterparty to offset amounts owed by each related to derivative contracts to one net amount payable by either the Fund or the counterparty. The maximum amount of loss that the Funds would incur if counterparties failed to meet their obligations and the amount of loss that the Funds would incur after taking into account master netting arrangements, are as follows as of September 30, 2012:

Fund	Maximum Amount of Loss – Gross	Maximum Amount of Loss – Net
High Income Fund	$189	$—
International Bond Fund	16,454	16,454

Counterparty risk is managed based on policies and procedures established by each Fund’s adviser. Such policies and procedures may include, but are not limited to, minimum counterparty credit rating requirements, monitoring of counterparty credit default swap spreads and posting of collateral. Collateral is posted based on the requirements established under International Swaps and Derivatives Association (“ISDA”) agreements negotiated between each Fund and the derivative counterparties. The risk of loss to a Fund from counterparty default should be limited to the extent a Fund is undercollateralized; however, final settlement of a Fund’s claim against any collateral received may be subject to bankruptcy court proceedings.

|  92

Notes to Financial Statements (continued)

September 30, 2012

Transactions in derivative instruments for Core Plus Bond Fund during the year ended September 30, 2012, were as follows:

Statements of Operations Caption	Foreign Exchange Contracts
Net Realized Gain (Loss) on:
Foreign currency transactions*	$3,521,443
Net Change in Unrealized Appreciation (Depreciation) on:
Foreign currency translations*	(628,790)

*	Represents realized gain and change in unrealized appreciation (depreciation), respectively, for forward foreign currency contracts during the period.

The following is a summary of derivative instruments for High Income Fund as of September 30, 2012:

Statements of Assets and Liabilities Caption	Foreign Exchange Contracts
Assets
Unrealized appreciation on forward foreign currency contracts	$189
Liabilities
Unrealized depreciation on forward foreign currency contracts	(243,423)

Transactions in derivative instruments for High Income Fund during the year ended September 30, 2012, were as follows:

Statements of Operations Caption	Foreign Exchange Contracts
Net Realized Gain (Loss) on:
Foreign currency transactions*	$614,561
Net Change in Unrealized Appreciation (Depreciation) on:
Foreign currency translations*	(475,489)

*	Represents realized gain and change in unrealized appreciation (depreciation), respectively, for forward foreign currency contracts during the period.

93  |

Notes to Financial Statements (continued)

September 30, 2012

The following is a summary of derivative instruments for International Bond Fund as of September 30, 2012:

Statements of Assets and Liabilities Caption	Foreign Exchange Contracts
Assets
Unrealized appreciation on forward foreign currency contracts	$16,454
Liabilities
Unrealized depreciation on forward foreign currency contracts	(50)

Transactions in derivative instruments for International Bond Fund during the year ended September 30, 2012, were as follows:

Statements of Operations Caption	Foreign Exchange Contracts
Net Realized Gain (Loss) on:
Foreign currency transactions*	$(75,401)
Net Change in Unrealized Appreciation (Depreciation) on:
Foreign currency translations*	208,009

*	Represents realized loss and change in unrealized appreciation (depreciation), respectively, for forward foreign currency contracts during the period.

As the Funds value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Funds’ investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these disclosures.

The volume of forward foreign currency contract activity, as a percentage of net assets, for Core Plus Bond Fund, High Income Fund and International Bond Fund, based on gross month-end notional amounts outstanding during the period, including long and short positions at absolute value, was as follows for the year ended September 30, 2012:

Core Plus Bond Fund	Forwards
Average Notional Amount Outstanding	3.43%
Highest Notional Amount Outstanding	5.78%
Lowest Notional Amount Outstanding	0.00%
Notional Amount Outstanding as of September 30, 2012	0.00%

|  94

Notes to Financial Statements (continued)

September 30, 2012

High Income Fund	Forwards
Average Notional Amount Outstanding	2.44%
Highest Notional Amount Outstanding	3.33%
Lowest Notional Amount Outstanding	1.84%
Notional Amount Outstanding as of September 30, 2012	2.79%

International Bond Fund	Forwards
Average Notional Amount Outstanding	18.94%
Highest Notional Amount Outstanding	39.39%
Lowest Notional Amount Outstanding	9.99%
Notional Amount Outstanding as of September 30, 2012	12.19%

Notional amounts outstanding at the end of the prior period are included in the average notional amount outstanding.

5.  Purchases and Sales of Securities.  For the year ended September 30, 2012, purchases and sales of securities (excluding short-term investments and including paydowns) were as follows:

	U.S. Government/ Agency Securities		Other Securities
Fund	Purchases	Sales	Purchases	Sales
Core Plus Bond Fund	$705,066,088	$440,840,183	$757,564,012	$263,873,184
High Income Fund	6,000,735	—	114,099,788	49,775,666
International Bond Fund	5,179,979	4,690,418	29,932,254	36,181,927
Limited Term Government and Agency Fund	359,934,684	242,532,124	43,829,187	61,339,571

6.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as investment adviser to each Fund. Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets:

	Percentage of Average Daily Net Assets
Fund	First $100 million	Next $150 million	Over $250 million
Core Plus Bond Fund	0.2500%	0.1875%	0.1875%
High Income Fund	0.6000%	0.6000%	0.6000%
International Bond Fund	0.6000%	0.6000%	0.6000%
Limited Term Government and Agency Fund	0.5000%	0.5000%	0.4000%

95  |

Notes to Financial Statements (continued)

September 30, 2012

NGAM Advisors, L.P. (“NGAM Advisors”) serves as the advisory administrator to Core Plus Bond Fund. Under the terms of the advisory administration agreement, the Fund pays an advisory administration fee at the following annual rates, calculated daily and payable monthly, based on its average daily net assets:

	Percentage of Average Daily Net Assets
Fund	First $100 million	Over $100 million
Core Plus Bond Fund	0.2500%	0.1875%

Management and advisory administration fees are presented in the Statements of Operations as management fees.

Loomis Sayles has given binding undertakings to the Funds to waive management fees and/or reimburse certain expenses to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses. These undertakings are in effect until January 31, 2013 and are reevaluated on an annual basis. Management fees payable, as reflected on the Statements of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings. Waivers/reimbursements that exceed management fees payable are reflected on the Statements of Assets and Liabilities as receivable from investment adviser.

For the period from July 1, 2012 to September 30, 2012, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class B	Class C	Class Y
Core Plus Bond Fund	0.90%	1.65%	1.65%	0.65%
High Income Fund	1.15%	1.90%	1.90%	0.90%
International Bond Fund	1.05%	—	1.80%	0.80%
Limited Term Government and Agency Fund	0.85%	1.60%	1.60%	0.60%

Prior to July 1, 2012 the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class B	Class C	Class Y
Core Plus Bond Fund	0.90%	1.65%	1.65%	0.65%
High Income Fund	1.15%	1.90%	1.90%	0.90%
International Bond Fund	1.10%	—	1.85%	0.85%
Limited Term Government and Agency Fund	0.85%	1.60%	1.60%	0.60%

|  96

Notes to Financial Statements (continued)

September 30, 2012

Loomis Sayles and NGAM Advisors have agreed to equally bear the waivers and/or expense reimbursements for Core Plus Bond Fund.

Loomis Sayles (and NGAM Advisors for Core Plus Bond Fund) shall be permitted to recover expenses borne under the expense limitation agreements (whether through waiver of its management fees or otherwise) on a class by class basis in later periods to the extent the expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

For the year ended September 30, 2012, the management fees and waivers of management fees for each Fund were as follows:

	Gross Management Fees	Waivers of Management Fees(1)	Net Management Fees	Percentage of Average Daily Net Assets
Fund				Gross	Net
Core Plus Bond Fund	$1,813,333	$—	$1,813,333	0.194%	0.194%
High Income Fund	973,470	72,653	900,817	0.600%	0.555%
International Bond Fund	128,583	128,583	—	0.600%	—
Limited Term Government and Agency Fund	2,463,264	272,752	2,190,512	0.445%	0.396%

(1)	Management fee waivers are subject to possible recovery until September 30, 2013.

For the year ended September 30, 2012, the advisory administration fees for Core Plus Bond Fund were as follows:

Advisory Administration Fee	Percentage of Average Daily Net Assets
$1,813,333	0.194%

For the year ended September 30, 2012, expenses have been reimbursed as follows:

Fund	Reimbursement(2)
International Bond Fund	$34,334

(2)	Expense reimbursements are subject to possible recovery until September 30, 2013.

No expenses were recovered for any of the Funds during the year ended September 30, 2012 under the terms of the expense limitation agreements.

Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trust. Loomis Sayles’ general partner is indirectly owned by Natixis Global Asset Management, L.P. (“Natixis US”), which is part of Natixis Global Asset Management, an international asset management group based in Paris, France.

97  |

Notes to Financial Statements (continued)

September 30, 2012

b.  Service and Distribution Fees.  NGAM Distribution, L.P. (“NGAM Distribution”), which is a wholly-owned subsidiary of Natixis US, has entered into a distribution agreement with the Trusts. Pursuant to this agreement, NGAM Distribution serves as principal underwriter of the Funds of the Trusts.

Pursuant to Rule 12b-1 under the 1940 Act, the Trusts have adopted a Service Plan relating to each Fund’s Class A shares (the “Class A Plans”), and a Distribution and Service Plan relating to each Fund’s Class B (if applicable) and Class C shares (the “Class B and Class C Plans”).

Under the Class A Plans, each Fund pays NGAM Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Funds’ Class A shares, as reimbursement for expenses incurred by NGAM Distribution in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class B (if applicable) and Class C Plans, each Fund pays NGAM Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Funds’ Class B (if applicable) and Class C shares, as compensation for services provided by NGAM Distribution in providing personal services to investors in Class B (if applicable) and Class C shares and/or the maintenance of shareholder accounts.

Also under the Class B (if applicable) and Class C Plans, each Fund pays NGAM Distribution a monthly distribution fee at the annual rate of 0.75% of the average daily net assets attributable to the Funds’ Class B (if applicable) and Class C shares, as compensation for services provided by NGAM Distribution in connection with the marketing or sale of Class B (if applicable) and Class C shares.

For the year ended September 30, 2012, the service and distribution fees for each Fund were as follows:

	Service Fees			Distribution Fees
Fund	Class A	Class B	Class C	Class B	Class C
Core Plus Bond Fund	$897,310	$6,850	$508,078	$20,550	$1,524,233
High Income Fund	193,739	1,600	40,793	4,800	122,378
International Bond Fund	24,891	—	15,523	—	46,569
Limited Term Government and Agency Fund	766,606	23,908	182,733	71,726	548,200

c.  Administrative Fees.  NGAM Advisors provides certain administrative services for the Funds and contracts with State Street Bank to serve as sub-administrator. NGAM Advisors is a wholly-owned subsidiary of Natixis US. Pursuant to an agreement among Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I, Loomis Sayles Funds II (“Loomis Sayles

|  98

Notes to Financial Statements (continued)

September 30, 2012

Funds Trusts”), Hansberger International Series and NGAM Advisors, each Fund pays NGAM Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion and 0.0350% of such assets in excess of $60 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series of $10 million, which is reevaluated on an annual basis.

For the year ended September 30, 2012, the administrative fees for each Fund were as follows:

Fund	Administrative Fees
Core Plus Bond Fund	$424,288
High Income Fund	73,840
International Bond Fund	9,774
Limited Term Government and Agency Fund	252,012

d.  Sub-Transfer Agent Fees.  NGAM distribution has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Funds and has agreed to compensate the intermediaries for providing those services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. These services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly at the Funds’ transfer agent. Accordingly, the Funds have agreed to reimburse NGAM Distribution for all or a portion of the servicing fees paid to these intermediaries. The reimbursement amounts (sub-transfer agent fees) paid to NGAM Distribution are subject to a current per-account equivalent fee limit approved by the Funds’ Board, which is based on fees for similar services paid to the Funds’ transfer agent and other service providers.

For the year ended September 30, 2012, the sub-transfer agent fees (which are reflected in transfer agent fees and expenses in the Statements of Operations) for each Fund were as follows:

Fund	Sub-Transfer Agent Fees
Core Plus Bond Fund	$618,682
High Income Fund	137,928
International Bond Fund	13,225
Limited Term Government and Agency Fund	197,755

99  |

Notes to Financial Statements (continued)

September 30, 2012

As of September 30, 2012, the Funds owe NGAM Distribution the following reimbursements for sub-transfer agent fees:

Fund	Reimbursements of Sub-Transfer Agent Fees
Core Plus Bond Fund	$9,122
High Income Fund	1,868
International Bond Fund	183
Limited Term Government and Agency Fund	2,576

e.  Commissions.  Commissions (including CDSCs) on Fund shares retained by NGAM Distribution during the year ended September 30, 2012 were as follows:

Fund	Commissions
Core Plus Bond Fund	$1,395,372
High Income Fund	85,271
International Bond Fund	35,054
Limited Term Government and Agency Fund	278,505

f.  Trustees Fees and Expenses.  The Trusts do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of NGAM Advisors, NGAM Distribution, Natixis US or their affiliates. Effective January 1, 2012, the Chairperson of the Board receives a retainer fee at the annual rate of $265,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $95,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chairman receives an additional retainer fee at an annual rate of $15,000. Each Contract Review and Governance Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $7,500 for each Committee meeting that he or she attends in person and $3,750 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Prior to January 1, 2012, the Chairperson of the Board received a retainer fee at the annual rate of $250,000 and each Independent Trustee (other than the Chairperson) received, in aggregate, a retainer fee at the annual rate of $80,000. All other Trustee fees remain unchanged.

|  100

Notes to Financial Statements (continued)

September 30, 2012

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts, and Hansberger International Series, and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Statements of Assets and Liabilities.

g.  Affiliated Ownership.  At September 30, 2012, the Loomis Sayles Employees’ Profit Sharing Retirement Plan (“Retirement Plan”) held shares of the Funds representing the following percentage of net assets:

Fund	Retirement Plan
Core Plus Bond Fund	0.04%
International Bond Fund	0.96%
Limited Term Government and Agency Fund	0.17%

Investment activities of affiliated shareholders could have material impacts on the Funds.

7.  Line of Credit.  Each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, participates in a $200,000,000 committed unsecured line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each fund that participates in the line of credit. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 1.25%. In addition, a commitment fee of 0.10% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit. Prior to April 19, 2012, the commitment fee was 0.125% per annum.

For the year ended September 30, 2012, none of the Funds had borrowings under these agreements.

8.  Concentration of Risk.  International Bond Fund is a non-diversified fund. Compared with diversified mutual funds, International Bond Fund may invest a greater percentage of its assets in a particular country. Therefore, International Bond Fund’s returns could be significantly affected by the performance of any one of the small number of countries in its portfolio.

Each Fund’s investments in foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities, varying degrees of regulation and

101  |

Notes to Financial Statements (continued)

September 30, 2012

limited liquidity. Greater political, economic, credit and information risks are also associated with foreign securities.

9.  Concentration of Ownership.  From time to time, the Funds may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of such accounts could have material impacts on the Funds. As of September 30, 2012, based on management’s evaluation of the shareholder account base, the High Income Fund had accounts representing controlling ownership of more than 5% of the Fund’s total outstanding shares. The number of such accounts, including affiliated accounts, based on accounts that represent more than 5% of an individual class of shares, and the aggregate percentage of net assets represented by such holdings was as follows:

Fund	Number of > 5% Non-Affiliated Shareholders	Percentage of Ownership
High Income Fund	1	8.54%

Shareholder positions in the Funds may be held by intermediaries utilizing omnibus accounts. The Funds may not have information on the individual shareholder accounts underlying omnibus accounts; therefore, there could be other 5% shareholders in addition to those disclosed in the table above.

|  102

Notes to Financial Statements (continued)

September 30, 2012

10.  Capital Shares.  Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Year Ended September 30, 2012		Year Ended September 30, 2011
Core Plus Bond Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	27,370,858	$355,172,674	7,870,741	$100,254,532
Issued in connection with the reinvestment of distributions	1,087,023	14,031,796	562,968	7,131,144
Redeemed	(11,683,801)	(151,134,746)	(6,563,842)	(83,095,094)

Net change	16,774,080	$218,069,724	1,869,867	$24,290,582

Class B
Issued from the sale of shares	18,163	$232,753	26,416	$338,841
Issued in connection with the reinvestment of distributions	8,025	103,306	8,589	109,089
Redeemed	(92,873)	(1,209,379)	(143,488)	(1,828,591)

Net change	(66,685)	$(873,320)	(108,483)	$(1,380,661)

Class C
Issued from the sale of shares	11,681,836	$152,094,275	3,812,615	$48,580,295
Issued in connection with the reinvestment of distributions	326,978	4,220,534	149,316	1,892,845
Redeemed	(2,493,106)	(32,473,101)	(2,772,280)	(35,095,298)

Net change	9,515,708	$123,841,708	1,189,651	$15,377,842

Class Y
Issued from the sale of shares	44,233,390	$579,833,966	9,029,915	$116,089,119
Issued in connection with the reinvestment of distributions	884,004	11,568,457	140,385	1,792,593
Redeemed	(9,666,030)	(127,951,720)	(3,372,809)	(43,199,888)

Net change	35,451,364	$463,450,703	5,797,491	$74,681,824

Increase (decrease) from capital share transactions	61,674,467	$804,488,815	8,748,526	$112,969,587

103  |

Notes to Financial Statements (continued)

September 30, 2012

10.  Capital Shares (continued).

	Year Ended September 30, 2012		Year Ended September 30, 2011
High Income Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	21,107,989	$93,628,788	18,914,773	$95,991,464
Issued in connection with the reinvestment of distributions	2,189,836	9,162,829	752,698	3,747,490
Redeemed	(15,882,475)	(70,067,314)	(20,080,912)	(101,121,007)

Net change	7,415,350	$32,724,303	(413,441)	$(1,382,053)

Class B
Issued from the sale of shares	5,673	$24,777	7,798	$39,272
Issued in connection with the reinvestment of distributions	19,672	81,687	8,794	43,828
Redeemed	(68,910)	(305,756)	(97,228)	(487,971)

Net change	(43,565)	$(199,292)	(80,636)	$(404,871)

Class C
Issued from the sale of shares	805,879	$3,533,514	1,268,510	$6,372,692
Issued in connection with the reinvestment of distributions	421,300	1,752,724	130,779	650,658
Redeemed	(1,101,851)	(4,859,465)	(1,792,125)	(8,989,058)

Net change	125,328	$426,773	(392,836)	$(1,965,708)

Class Y
Issued from the sale of shares	27,436,571	$123,173,948	15,208,663	$76,115,275
Issued in connection with the reinvestment of distributions	1,416,350	5,940,281	718,068	3,585,069
Redeemed	(13,232,329)	(58,722,847)	(21,646,978)	(107,960,574)

Net change	15,620,592	$70,391,382	(5,720,247)	$(28,260,230)

Increase (decrease) from capital share transactions	23,117,705	$103,343,166	(6,607,160)	$(32,012,862)

|  104

Notes to Financial Statements (continued)

September 30, 2012

10.  Capital Shares (continued).

	Year Ended September 30, 2012		Year Ended September 30, 2011
International Bond Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	550,775	$5,589,441	1,211,150	$13,782,950
Issued in connection with the reinvestment of distributions	89,124	883,291	59,092	637,499
Redeemed	(499,605)	(5,230,159)	(1,950,042)	(21,739,657)

Net change	140,294	$1,242,573	(679,800)	$(7,319,208)

Class C
Issued from the sale of shares	119,315	$1,209,211	309,408	$3,486,185
Issued in connection with the reinvestment of distributions	46,134	453,165	9,437	102,127
Redeemed	(435,796)	(4,443,773)	(181,598)	(1,994,024)

Net change	(270,347)	$(2,781,397)	137,247	$1,594,288

Class Y
Issued from the sale of shares	611,695	$6,195,469	505,134	$5,693,161
Issued in connection with the reinvestment of distributions	19,724	195,522	8,923	97,881
Redeemed	(854,117)	(8,765,676)	(776,615)	(8,753,041)

Net change	(222,698)	$(2,374,685)	(262,558)	$(2,961,999)

Increase (decrease) from capital share transactions	(352,751)	$(3,913,509)	(805,111)	$(8,686,919)

105  |

Notes to Financial Statements (continued)

September 30, 2012

10.  Capital Shares (continued).

	Year Ended September 30, 2012		Year Ended September 30, 2011
Limited Term Government and Agency Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	15,612,122	$186,297,906	20,840,756	$248,142,366
Issued in connection with the reinvestment of distributions	513,246	6,128,335	438,301	5,215,842
Redeemed	(11,137,817)	(132,584,098)	(10,214,288)	(121,563,216)

Net change	4,987,551	$59,842,143	11,064,769	$131,794,992

Class B
Issued from the sale of shares	67,643	$803,090	912,056	$10,801,235
Issued in connection with the reinvestment of distributions	12,997	154,932	11,626	138,181
Redeemed	(310,167)	(3,693,689)	(335,640)	(3,991,576)

Net change	(229,527)	$(2,735,667)	588,042	$6,947,840

Class C
Issued from the sale of shares	2,463,981	$29,387,942	2,478,244	$29,568,408
Issued in connection with the reinvestment of distributions	59,828	714,780	74,077	882,261
Redeemed	(2,044,375)	(24,403,572)	(3,083,387)	(36,752,240)

Net change	479,434	$5,699,150	(531,066)	$(6,301,571)

Class Y
Issued from the sale of shares	19,006,051	$227,577,207	11,014,945	$131,705,304
Issued in connection with the reinvestment of distributions	205,462	2,463,226	100,885	1,204,459
Redeemed	(11,948,359)	(142,880,346)	(8,080,128)	(96,465,164)

Net change	7,263,154	$87,160,087	3,035,702	$36,444,599

Increase (decrease) from capital share transactions	12,500,612	$149,965,713	14,157,447	$168,885,860

|  106

Report of Independent Registered Public

Accounting Firm

To the Trustees of Natixis Funds Trust I and Loomis Sayles Funds II and Shareholders of Loomis Sayles Core Plus Bond Fund, Loomis Sayles High Income Fund, Loomis Sayles International Bond Fund, and Loomis Sayles Limited Term Government and Agency Fund:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Loomis Sayles Core Plus Bond Fund, a series of Natixis Funds Trust I, and Loomis Sayles High Income Fund, Loomis Sayles International Bond Fund and Loomis Sayles Limited Term Government and Agency Fund, each a series of Loomis Sayles Funds II (collectively, the “Funds”), at September 30, 2012, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

November 20, 2012

107  |

2012 U.S. Tax Distribution Information to Shareholders (Unaudited)

Corporate Dividends Received Deduction.  For the fiscal year ended September 30, 2012, a percentage of dividends distributed by the Funds listed below qualify for the dividends received deduction for corporate shareholders. These percentages are as follows:

Fund	Qualifying Percentage
Core Plus Bond	0.40%
High Income	3.20%

Capital Gains Distributions.  Pursuant to Internal Revenue Section 852(b), the following Funds paid distributions, which have been designated as capital gains distributions for the fiscal year ended September 30, 2012, unless subsequently determined to be different.

Fund	Amount
Core Plus Bond	$5,887,516
High Income	9,467,897
International Bond	303,804
Limited Term Government and Agency	810,952

Qualified Dividend Income.  For the fiscal year ended September 30, 2012 the Funds below will designate up to the maximum amount allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 15% depending on an individual’s tax bracket. If the Funds pay a distribution during calendar year 2012, complete information will be reported in conjunction with Form 1099-DIV.

Fund
Core Plus Bond
High Income

|  108

Trustee and Officer Information

The tables below provide certain information regarding the trustees and officers of Natixis Funds Trust I and Loomis Sayles Funds II (the “Trusts”). Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116. The Funds’ Statements of Additional Information include additional information about the trustees of the Trusts and are available by calling Natixis Funds at 800-225-5478.

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES

Graham T. Allison, Jr. (1940)	Trustee From 1984 to 1993 and since 1995 for Natixis Funds Trust I (including its predecessors); since 2003 for Loomis Sayles Funds II Contract Review and Governance Committee Member	Douglas Dillon Professor and Director of the Belfer Center for Science and International Affairs, John F. Kennedy School of Government, Harvard University	44 Director, Taubman Centers, Inc. (real estate investment trust)	Significant experience on the Board of Trustees of the Trusts and on the board of other business organizations (including a real estate investment trust); government experience (including as Assistant Secretary of Defense under President Clinton); academic experience

Charles D. Baker (1956)	Trustee From 2005 to 2009 and since 2011 for Natixis Funds Trust I and Loomis Sayles Funds II Contract Review and Governance Committee Member	Executive in Residence at General Catalyst Partners (venture capital and growth equity firm); formerly, President and Chief Executive Officer, Harvard Pilgrim Health Care (health care organization)	44 None	Significant experience on the Board of Trustees of the Trusts; executive experience (including president and chief executive officer of a health care organization and executive officer of a venture capital and growth equity firm)

109  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Daniel M. Cain (1945)	Trustee Since 1996 for Natixis Funds Trust I and since 2003 for Loomis Sayles Funds II Chairman of the Contract Review and Governance Committee	Chairman (formerly, President and Chief Executive Officer) of Cain Brothers & Company, Incorporated (investment banking)	44 Director, Sheridan Healthcare Inc. (physician practice management)	Significant experience on the Board of Trustees of the Trusts and on the board of other business organizations (including at a health care organization); experience in the financial industry (including roles as chairman and former chief executive officer of an investment banking firm)

Kenneth A. Drucker (1945)	Trustee Since 2008 for Natixis Funds Trust I and Loomis Sayles Funds II Chairman of the Audit Committee	Retired	44 Formerly, Director, M Fund, Inc. (investment company); Director, Gateway Trust (investment company)	Significant experience on the Board of Trustees of the Trusts and on the board of other business organizations (including at investment companies); executive experience (including as treasurer of an aerospace, automotive, and metal manufacturing corporation)

|  110

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Wendell J. Knox (1948)	Trustee Since 2009 for Natixis Funds Trust I and Loomis Sayles Funds II Audit Committee Member	Director (formerly, President and Chief Executive Officer) of Abt Associates Inc. (research and consulting)	44 Director, Eastern Bank (commercial bank); Director, The Hanover Insurance Group (property and casualty insurance)	Significant experience on the Board of Trustees of the Trusts and on the board of other business organizations (including at a commercial bank and at a property and casualty insurance firm); executive experience (including roles as president and chief executive officer of a consulting company)

Martin T. Meehan[3] (1956)	Trustee Since 2012 for Natixis Funds Trust I and Loomis Sayles Funds II Contract Review and Governance Committee Member	Chancellor and faculty member, University of Massachusetts Lowell

44

Director, Lowell Cooperative Bank (commercial bank); Director, Lowell General Hospital (healthcare); formerly, Director, Qteros, Inc. (biofuels); formerly, Trustee, Suffolk University (education); formerly, Director, D’Youville Foundation (senior care)

Experience as Chancellor of the University of Massachusetts Lowell; experience on the board of other business organizations; government experience (including as a member of the U.S. House of Representatives); academic experience

111  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Sandra O. Moose (1942)

Chairperson of the Board of Trustees since November 2005

Trustee since 1982 for Natixis Funds Trust I (including its predecessors); since 2003 for Loomis Sayles Funds II

Ex officio member of the Audit Committee and Contract Review and Governance Committee

		President, Strategic Advisory Services (management consulting)	44 Director, Verizon Communications; Director, AES Corporation (international power company); formerly, Director, Rohm and Haas Company (specialty chemicals)	Significant experience on the Board of Trustees of the Trusts and on the board of other business organizations (including at an international power company and a specialty chemicals corporation); executive experience (including at a management consulting company)

Erik R. Sirri (1958)	Trustee Since 2009 for Natixis Funds Trust I and Loomis Sayles Funds II Contract Review and Governance Committee Member	Professor of Finance at Babson College; formerly, Director of the Division of Trading and Markets at the Securities and Exchange Commission	44 None	Experience on the Board; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist

Peter J. Smail (1952)	Trustee Since 2009 for Natixis Funds Trust I and Loomis Sayles Funds II Contract Review and Governance Committee Member	Retired; formerly, President and Chief Executive Officer of Pyramis Global Advisors (investment management)	44 None	Experience on the Board of Trustees of the Trusts; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)

|  112

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Cynthia L. Walker (1956)	Trustee Since 2005 for Natixis Funds Trust I and Loomis Sayles Funds II Audit Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine; formerly, Executive Dean for Administration, Harvard Medical School	44 None	Significant experience on the Board of Trustees of the Trusts; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

INTERESTED TRUSTEES

Robert J. Blanding[4] (1947) 555 California Street San Francisco, CA 94104	Trustee Since 2003 for Natixis Funds Trust I; since 2002 for Loomis Sayles Funds II Chief Executive Officer of Loomis Sayles Funds II since 2002	President, Chairman, Director and Chief Executive Officer, Loomis, Sayles & Company, L.P.	44 None	Significant experience on the Board of Trustees of the Trusts; continuing service as President, Chairman, and Chief Executive Officer of Loomis, Sayles & Company, L.P.

David L. Giunta[5] (1965)	Trustee Since 2011 for Natixis Funds Trust I and Loomis Sayles Funds II President and Chief Executive Officer of Natixis Funds Trust I and President of Loomis Sayles Funds II since 2008	President and Chief Executive Officer, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.; formerly President, Fidelity Charitable Gift Fund; and formerly, Senior Vice President, Fidelity Brokerage Company	44 None	Experience on the Board of Trustees of the Trusts; continuing experience as President and Chief Executive Officer of NGAM Advisors, L.P.

113  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INTERESTED TRUSTEES continued

John T. Hailer[6] (1960)	Trustee Since 2000 for Natixis Funds Trust I; since 2003 for Loomis Sayles Funds II	President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.; formerly, President and Chief Executive Officer, NGAM Distribution Corporation, NGAM Advisors L.P. and NGAM Distribution, L.P.	44 None	Significant experience on the Board of Trustees of the Trusts; continuing experience as Chief Executive Officer-U.S. and Asia, Natixis Global Asset Management, L.P.

[1]

Each trustee serves until retirement, resignation or removal from the Board of the Trusts. The current retirement age is 72. The position of Chairperson of the Board is appointed for a two-year term. Ms. Moose was appointed to serve an additional two year term as the Chairperson of the Board on November 18, 2011.

[2]

The trustees of the Trusts serve as trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (collectively, the “Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (collectively, the “Loomis Sayles Funds Trusts”), and Hansberger International Series (collectively, the “Fund Complex”).

[3]	Mr. Meehan was appointed as a trustee effective July 1, 2012.

[4]

Mr. Blanding is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President, Chairman, Director and Chief Executive Officer of Loomis, Sayles & Company, L.P.

[5]

Mr. Giunta is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President and Chief Executive Officer of NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

[6]

Mr. Hailer is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.

|  114

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years[2]

OFFICERS OF THE TRUSTS

Coleen Downs Dinneen (1960)	Secretary, Clerk and Chief Legal Officer	Since September 2004	Executive Vice President, General Counsel, Secretary and Clerk (formerly, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk), NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Daniel J. Fuss (1933) One Financial Center Boston, MA 02111	Executive Vice President of Loomis Sayles Funds II	Since June 2003	Vice Chairman and Director, Loomis, Sayles & Company, L.P.

Russell L. Kane (1969)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Chief Compliance Officer, since May 2006; Assistant Secretary since June 2004; and Anti-Money Laundering Officer since April 2007	Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since October 2004	Senior Vice President, NGAM Advisors, L.P. and NGAM Distribution, L.P.
[1]

Each officer of the Trusts serves for an indefinite term in accordance with the Trusts’ current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]

Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Mr. Fuss is not an officer of the Natixis Funds Trusts or the Hansberger International Series. Previous positions during the past five years with NGAM Distribution, L.P., NGAM Advisors, L.P. or Loomis, Sayles & Company, L.P. are omitted, if not materially different from a trustee’s or officer’s current position with such entity.

115  |

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer and persons performing similar functions. There have been no amendments or waivers of the Registrant’s code of ethics during the period.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has established an audit committee. Ms. Cynthia L. Walker, Mr. Wendell J. Knox and Mr. Kenneth A. Drucker are members of the audit committee and have been designated as “audit committee financial experts” by the Board of Trustees. Each of these individuals is also an Independent Trustee of the Registrant.

Item 4. Principal Accountant Fees and Services.

Fees billed by the Principal Accountant for services rendered to the Registrant.

The table below sets forth fees billed by the principal accountant, PricewaterhouseCoopers LLP, for the past two fiscal years for professional services rendered in connection with a) the audit of the Registrant’s annual financial statements and services provided in connection with regulatory filings; b) audit-related services (including services that are reasonably related to the performance of the audit of the Registrant’s financial statements and but not reported under “Audit Fees”); c) tax compliance, tax advice and tax planning and d) all other fees billed for professional services rendered by the principal accountant to the Registrant, other than the services reported as a part of (a) through (c) of this Item.

	Audit fees		Audit-related fees[1]		Tax fees[2]		All other fees
	10/1/10- 9/30/11	10/1/11- 9/30/12	10/1/10- 9/30/11	10/1/11- 9/30/12	10/1/10- 9/30/11	10/1/11- 9/30/12	10/1/10- 9/30/11	10/1/11- 9/30/12
Loomis Sayles Core Plus Bond Fund	$39,790	$40,473	$201	$126	$7,450	$7,560	$—	$—

1.	Audit-related fees consist of:

2011 & 2012—performance of agreed-upon procedures related to the Registrant’s deferred compensation plan and consulting services with respect to regulatory matters.

2.	Tax fees consist of:

2011& 2012—review of Registrant’s tax returns.

Aggregate fees billed to the Registrant for non-audit services during 2011 and 2012 were $7,651 and $7,686, respectively.

Fees billed by the Principal Accountant for services rendered to the Adviser and Control Affiliates.

The following table sets forth the fees billed by the Registrant’s principal accountant for non-audit services rendered to Loomis, Sayles & Company, L.P. and entities controlling, controlled by or under common control with Loomis, Sayles & Company, L.P. (“Control Affiliates”) that provide ongoing services to the Registrant, for engagements that related directly to the operations and financial reporting of the Registrant for the last two fiscal years.

	Audit-related fees		Tax fees		All other fees
	10/1/10- 9/30/11	10/1/11- 9/30/12	10/1/10- 9/30/11	10/1/11- 9/30/12	10/1/10- 9/30/11	10/1/11- 9/30/12
Control Affiliates	$—	$—	$—	$6,838	$—	$—

The following table sets forth the aggregate fees billed by the Registrant’s principal accountant for non-audit services rendered to Loomis, Sayles & Company, L.P. and Control Affiliates that provide ongoing services to the Registrant, for the last two fiscal years, including the fees disclosed in the table above.

	Aggregate Non-Audit Fees
	10/1/10-9/30/11	10/1/11-9/30/12
Control Affiliates	$56,589	$87,658

None of the services described above were approved pursuant to (c)(7)(i)(C) of Regulation S-X.

Audit Committee Pre Approval Policies.

Annually, the Registrant’s Audit Committee reviews the audit, audit-related, tax and other non-audit services together with the projected fees, for services proposed to be rendered to the Trust and/or other entities for which pre-approval is required during the upcoming year. Any subsequent revisions to already pre-approved services or fees (including fee increases) and requests for pre-approval of new services would be presented for consideration quarterly as needed.

If, in the opinion of management, a proposed engagement by the Registrant’s independent accountants needs to commence before the next regularly scheduled Audit Committee meeting, any member of the Audit Committee who is an independent Board member is authorized to pre-approve the engagement, but only for engagements to provide audit, audit related and tax services. This approval is subject to review of the full Audit Committee at its next quarterly meeting. All other engagements require the approval of all the members of the Audit Committee.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included as part of the Report to Shareholders filed as Item 1 herewith.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Securities Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal quarter of the period covered by the report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1)	Code of Ethics required by Item 2 hereof, filed herewith as Exhibit (a)(1).

(a)	(2)

Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)), filed herewith as Exhibits (a)(2)(1) and (a)(2)(2), respectively.

(a)	(3)	Not applicable.

(b)		Certification of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of Sarbanes-Oxley Act of 2002 are filed herewith as Exhibit (b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Natixis Funds Trust I

By:	/s/ David L. Giunta
Name:	David L. Giunta
Title:	President and Chief Executive Officer
Date:	November 20, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ David L. Giunta
Name:	David L. Giunta
Title:	President and Chief Executive Officer
Date:	November 20, 2012

By:	/s/ Michael C. Kardok
Name:	Michael C. Kardok
Title:	Treasurer
Date:	November 20, 2012